                                                                   EXHIBIT 10.10



                     AMENDED AND RESTATED CREDIT AGREEMENT


                                     Among


                            TITAN EXPLORATION, INC.,
                                 as the Company


                                      and


                   CHASE BANK OF TEXAS, NATIONAL ASSOCIATION,
           Individually, as Issuing Bank and as Administrative Agent,


                           FIRST UNION NATIONAL BANK,
                    Individually and as Documentation Agent,


                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                     Individually and as Syndication Agent,


                                      and


                           THE FINANCIAL INSTITUTIONS
                        NOW OR HEREAFTER PARTIES HERETO


                          $250,000,000 Credit Facility



                                 June 24, 1999

                               TABLE OF CONTENTS


                                   ARTICLE I
                                   ---------

                           DEFINITIONS; CONSTRUCTION
                           -------------------------

   Section 1.01    Definitions.................................................2
                   -----------
   Section 1.02    Accounting Terms and Determinations........................18
                   -----------------------------------
   Section 1.03    Other Definitional Terms...................................18
                   ------------------------

                                  ARTICLE II
                                  ----------

                           AMOUNT AND TERMS OF LOANS
                           -------------------------

   Section 2.01    Commitments................................................19
                   -----------
   Section 2.02    Borrowing Requests.........................................20
                   ------------------
   Section 2.03    Letters of Credit..........................................20
                   -----------------
   Section 2.04    Disbursement of Funds......................................26
                   ---------------------
   Section 2.05    Notes......................................................27
                   -----
   Section 2.06    Interest...................................................27
                   --------
   Section 2.07    Interest Periods...........................................28
                   ----------------
   Section 2.08    Repayment of Loans.........................................29
                   ------------------
   Section 2.09    Termination or Reduction of Commitments....................29
                   ---------------------------------------
   Section 2.10    Prepayments................................................29
                   -----------
   Section 2.11    Continuation and Conversion Options........................30
                   -----------------------------------
   Section 2.12    Fees.......................................................31
                   ----
   Section 2.13    Payments, etc..............................................33
                   -------------
   Section 2.14    Interest Rate Not Ascertainable, etc.......................34
                   ------------------------------------
   Section 2.15    Illegality.................................................35
                   ----------
   Section 2.16    Increased Costs............................................35
                   ---------------
   Section 2.17    Change of Lending Office...................................37
                   ------------------------
   Section 2.18    Funding Losses.............................................37
                   --------------
   Section 2.19    Sharing of Payments, etc...................................38
                   ------------------------
   Section 2.20    Borrowing Base.............................................38
                   --------------
   Section 2.21    Taxes......................................................40
                   -----
   Section 2.22    Pro Rata Treatment.........................................43
                   ------------------

                                  ARTICLE III
                                  -----------

                       CONDITIONS TO BORROWINGS AND TO
                       -------------------------------

                      PURCHASE, RENEWAL AND REARRANGEMENT
                      -----------------------------------

   Section 3.01    Closing....................................................45
                   -------
   Section 3.02    Conditions Precedent to Initial Loan.......................45
                   ------------------------------------
   Section 3.03    Conditions Precedent to Each Loan..........................47
                   ---------------------------------
   Section 3.04    Recordings.................................................47
                   ----------

                                  ARTICLE IV
                                  ----------

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

   Section 4.01    Existence..................................................48
                   ---------
   Section 4.02    Power and Authorization....................................48
                   -----------------------
   Section 4.03    Binding Obligations........................................48
                   -------------------
   Section 4.04    No Legal Bar or Resultant Lien.............................48
                   ------------------------------
   Section 4.05    No Consent.................................................49
                   ----------
   Section 4.06    Financial Information......................................49
                   ---------------------
   Section 4.07    Investments and Guaranties.................................49
                   --------------------------
   Section 4.08    Litigation.................................................49
                   ----------
   Section 4.09    Federal Reserve Regulations................................49
                   ---------------------------
   Section 4.10    Compliance with ERISA......................................50
                   ---------------------
   Section 4.11    Taxes; Governmental Charges................................50
                   ---------------------------
   Section 4.12    Title and Liens............................................50
                   ---------------
   Section 4.13    Defaults...................................................50
                   --------
   Section 4.14    Casualties; Taking of Properties...........................51
                   --------------------------------
   Section 4.15    Compliance with the Law....................................51
                   -----------------------
   Section 4.16    No Material Misstatements..................................51
                   -------------------------
   Section 4.17    Investment Company Act.....................................51
                   ----------------------
   Section 4.18    Public Utility Holding Company Act.........................51
                   ----------------------------------
   Section 4.19    Subsidiaries...............................................52
                   ------------
   Section 4.20    Insurance..................................................52
                   ---------
   Section 4.21    Mortgaged Property.........................................52
                   ------------------
   Section 4.22    Gas Imbalances.............................................52
                   --------------
   Section 4.23    Environmental Matters......................................53
                   ---------------------

                                   ARTICLE V
                                   ---------

                                   COVENANTS
                                   ---------

   Section 5.01    Certain Affirmative Covenants..............................55
                   -----------------------------
          (a)      Maintenance and Compliance, etc............................55
                   -------------------------------
          (b)      Payment of Taxes and Claims, etc...........................55
                   --------------------------------

          (c)      Further Assurances.........................................55
                   ------------------
          (d)      Performance of Obligations.................................55
                   --------------------------
          (e)      Insurance..................................................56
                   ---------
          (f)      Accounts and Records.......................................56
                   --------------------
          (g)      Right of Inspection........................................56
                   -------------------
          (h)      Operation and Maintenance of Property and
                   -----------------------------------------
                   Compliance with Leases.....................................56
                   ----------------------
          (i)      Certain Additional Assurances Regarding
                   ---------------------------------------
                   Maintenance and Operation of Properties....................57
                   ---------------------------------------
          (j)      Designation of Restricted Subsidiaries.....................57
                   --------------------------------------
          (k)      Payment of Charters and Tariffs............................57
                   -------------------------------
          (l)      Environmental Covenant.....................................57
                   ----------------------
   Section 5.02    Reporting Covenants........................................58
                   -------------------
          (a)      Annual Financial Statements................................58
                   ---------------------------
          (b)      Quarterly Financial Statements.............................58
                   ------------------------------
          (c)      No Default/Compliance Certificate..........................59
                   ---------------------------------
          (d)      Auditors' No Default Certificate; Management Letters.......59
                   ----------------------------------------------------
          (e)      Engineering Reports........................................59
                   -------------------
          (f)      Notice of Certain Events...................................60
                   ------------------------
          (g)      Communications.............................................61
                   --------------
          (h)      Litigation.................................................61
                   ----------
          (i)      ERISA......................................................61
                   -----
          (j)      Other Information..........................................61
                   -----------------
   Section 5.03    Certain Negative Covenants.................................61
                   --------------------------
          (a)      Indebtedness...............................................61
                   ------------
          (b)      Liens......................................................62
                   -----
          (c)      Mergers, Sales, etc........................................64
                   -------------------
          (d)      Distribution, etc..........................................65
                   -----------------
          (e)      Investments, Loans, etc....................................66
                   -----------------------
          (f)      Lease Payments.............................................67
                   --------------
          (g)      Sales and Leasebacks.......................................67
                   --------------------
          (h)      Nature of Business.........................................67
                   ------------------
          (i)      ERISA Compliance...........................................67
                   ----------------
          (j)      Proceeds of Loans..........................................69
                   -----------------
          (k)      Transactions with Affiliates...............................69
                   ----------------------------
          (l)      Unconditional Purchase Obligations.........................69
                   ----------------------------------
          (m)      Creation of Subsidiaries...................................69
                   ------------------------
          (n)      Debt Coverage Ratio........................................70
                   -------------------
          (o)      Interest Coverage Ratio....................................70
                   -----------------------

                                  ARTICLE VI
                                  ----------

                        EVENTS OF DEFAULT AND REMEDIES
                        ------------------------------

   Section 6.01    Payments...................................................70
                   --------
   Section 6.02    Covenants Without Notice...................................70
                   ------------------------
   Section 6.03    Other Covenants............................................70
                   ---------------
   Section 6.04    Other Financing Document Obligations.......................71
                   ------------------------------------
   Section 6.05    Representations............................................71
                   ---------------
   Section 6.06    Non-Payments of Other Indebtedness.........................71
                   ----------------------------------
   Section 6.07    Defaults Under Other Agreements............................71
                   -------------------------------
   Section 6.08    Bankruptcy.................................................71
                   ----------
   Section 6.09    ERISA......................................................72
                   -----
   Section 6.10    Money Judgment.............................................72
                   --------------
   Section 6.11    Security Instruments.......................................72
                   --------------------
   Section 6.12    Mandatory Prepayments......................................72
                   ---------------------
   Section 6.13    Change in Control..........................................72
                   -----------------

                                  ARTICLE VII
                                  -----------

                           THE ADMINISTRATIVE AGENT
                           ------------------------

   Section 7.01    Appointment of Administrative Agent........................73
                   -----------------------------------
   Section 7.02    Nature of Duties of Administrative Agent...................73
                   ----------------------------------------
   Section 7.03    Lack of Reliance on the Administrative Agent...............74
                   --------------------------------------------
   Section 7.04    Certain Rights of the Administrative Agent.................74
                   ------------------------------------------
   Section 7.05    Reliance by Administrative Agent...........................74
                   --------------------------------
   Section 7.06    Indemnification of Administrative Agent....................75
                   ---------------------------------------
   Section 7.07    The Administrative Agent in its Individual Capacity........75
                   ---------------------------------------------------
   Section 7.08    May Treat Lender as Owner..................................75
                   -------------------------
   Section 7.09    Successor Administrative Agent.............................75
                   ------------------------------

                                 ARTICLE VIII
                                 ------------

                                 MISCELLANEOUS
                                 -------------

   Section 8.01    Notices....................................................76
                   -------
   Section 8.02    Amendments, etc............................................76
                   ---------------
   Section 8.03    No Waiver; Remedies Cumulative.............................77
                   ------------------------------
   Section 8.04    Payment of Expenses, Indemnities, etc......................77
                   -------------------------------------
   Section 8.05    Right of Setoff............................................80
                   ---------------
   Section 8.06    Benefit of Agreement.......................................80
                   --------------------
   Section 8.07    Assignments and Participations.............................80
                   ------------------------------
   Section 8.08    Governing Law; Submission to Jurisdiction; Etc.............82
                   ----------------------------------------------

   Section 8.09    Independent Nature of Lenders' Rights......................83
                   -------------------------------------
   Section 8.10    Invalidity.................................................83
                   ----------
   Section 8.11    Survival of Agreements.....................................83
                   ----------------------
   Section 8.12    Interest...................................................83
                   --------
   Section 8.13    Confidential Information...................................84
                   ------------------------
   Section 8.14    Entire Agreement...........................................85
                   ----------------
   Section 8.15    Attachments................................................85
                   -----------
   Section 8.16    Counterparts...............................................85
                   ------------
   Section 8.17    Survival of Indemnities....................................85
                   -----------------------
   Section 8.18    Headings Descriptive.......................................86
                   --------------------
   Section 8.19    Satisfaction Requirement...................................86
                   ------------------------
   Section 8.20    Effectiveness..............................................86
                   -------------
   Section 8.21    Conflict with Mortgage.....................................86
                   ----------------------
   Section 8.22    Exculpation Provisions.....................................86
                   ----------------------
   Section 8.23    Renewal, Extension or Rearrangement........................86
                   -----------------------------------


ANNEXES
-------

Annex I - Commitments
Annex II - Outstanding Letters of Credit

SCHEDULES
---------

Schedule 4.05 - Consents
Schedule 4.07 - Investment and Guaranties
Schedule 4.08 - Litigation
Schedule 4.10 - ERISA
Schedule 4.13 - Defaults
Schedule 4.20 - Insurance
Schedule 4.22 - Gas Imbalances
Schedule 5.03(a) - Existing Indebtedness
Schedule 5.03(b) - Liens

EXHIBITS
--------

Exhibit A - Form of Note
Exhibit B - List of Subsidiaries
Exhibit C - Form of Borrowing Request
Exhibit D - Form of Assignment and Acceptance
Exhibit E - Form of Letter to Hydrocarbon Purchasers
Exhibit F - List of Security Instruments

                     AMENDED AND RESTATED CREDIT AGREEMENT


     THIS CREDIT AGREEMENT is made and entered into as of the 24thday of June 1999, among TITAN EXPLORATION, INC., a Delaware corporation (the "Company");
                                                                  -------
CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, individually, as the Issuing Bank (in its individual capacity or as Issuing Bank, "Chase Texas") and as Administrative
                                             -----------
Agent; FIRST UNION NATIONAL BANK, individually and as Documentation Agent; MORGAN GUARANTY TRUST COMPANY OF NEW YORK, individually and as Syndication Agent; and each of the lenders that is a signatory hereto or which becomes a party hereto as provided in Section 8.07 (individually, a "Lender" and,
                                                           ------
collectively, the "Lenders").
                   -------

                                    RECITALS
                                    --------

     A.   Titan Resources, L.P., a Texas limited partnership ("TRLP"), The Chase
                                                               ----
Manhattan Bank, individually ("Chase Manhattan"), as issuing bank and as
                               ---------------
administrative agent (in such capacity, the "Former Agent"), the Documentation
                                             ------------
Agent (hereinafter defined), the Syndication Agent (hereinafter defined) and the Lenders (excluding Chase Texas but including Chase Manhattan) are parties to that certain Amended and Restated Credit Agreement dated as of October 31, 1996 (as amended by First Amendment to Amended and Restated Credit Agreement dated as of May 12, 1997, as further amended by Second Amendment to Amended and Restated Credit Agreement dated August 12, 1997, effective as of April 1, 1997, and as further amended by Third Amendment to Amended and Restated Credit Agreement dated as of December 12, 1997, the "Prior Credit Agreement"), pursuant to which
                                    ----------------------
Lenders agreed to make loans to and extensions of credit on behalf of TRLP, as evidenced by the "Notes" (as defined in the Prior Credit Agreement) of TRLP in the aggregate principal amount of $250,000,000 issued by TRLP pursuant to the Prior Credit Agreement (the "Prior Notes").
                             -----------

     B.   By Assignment and Acceptance dated of even date herewith (the

"Assignment"), Chase Manhattan assigned to Chase Texas an undivided interest in
-----------
and to all of Chase Manhattan's rights and obligations under the Prior Credit Agreement including, without limitation, those evidenced by its "Note" (as defined in the Prior Credit Agreement and herein called the "Prior Chase Note").

     C. Pursuant to that certain Assumption and Consent Agreement dated of even date herewith by and among the Company, TRLP, the Lenders, the Issuing Bank (hereinafter defined), the Administrative Agent, the Documentation Agent and the Syndication Agent (the "Assumption Agreement"), the Company assumed all of the
                        --------------------
indebtedness, obligations and liabilities of TRLP under the Prior Credit Agreement including, without limitation, such indebtedness evidenced by the Prior Notes.

     D. As a result of (i) the assignment by Chase Manhattan to Chase Texas pursuant to the Assignment, and (ii) the assumption by the Company of TRLP's indebtedness, obligations and liabilities under the Prior Credit Agreement, the Company, the Lenders, the Issuing Bank, the Administrative Agent, the Documentation Agent and the Syndication Agent desire to make certain amendments to the Prior Credit Agreement and to restate the Prior Credit Agreement in its entirety.

     E. In consideration of the mutual covenants and agreements herein contained and of the loans, extensions of credit and commitments hereinafter referred to, the parties hereto agree that the Prior Credit Agreement shall be and hereby is amended and restated in its entirety to read herein and as follows:

                                   ARTICLE I
                                   ---------

                           DEFINITIONS; CONSTRUCTION
                           -------------------------

      Section 1.01  Definitions.    As used herein, the following terms have the
                    -----------
meanings herein specified (to be equally applicable to both the singular and plural forms of the terms defined). Reference to any party to a Financing Document means that party and its successors and assigns.

          "Administrative Agent" means Chase Bank of Texas, National
           --------------------
     Association, acting in the manner and to the extent described in Article
     VII.

          "Advance Notice" means written or telecopy notice (or telephonic
           --------------
     notice promptly confirmed in writing), which in each case shall be irrevocable, from the Company to be received by the Administrative Agent before 12:00 noon (Houston time), by the number of Business Days in advance of any borrowing, conversion, continuation or prepayment of any Loan pursuant to this Agreement as respectively indicated below:

            (i) Eurodollar Loans - 3 Business Days; and

           (ii) Base Rate Loans - same Business Day.

          For the purpose of determining the respectively applicable Loan in the case of the conversion from one type of Loan into another, the Loan into which there is to be a conversion shall control. The Administrative Agent, the Issuing Bank and each Lender are entitled to rely upon and act upon telecopy notice made or purportedly made by the Company, and the Company hereby waives the right to dispute the authenticity and validity of any such telecopy once the Administrative Agent or any Lender has advanced funds or the Issuing Bank has issued Letters of Credit, absent manifest error.

          "Affiliate" of any Person means any other Person directly or
           ---------
     indirectly controlling, controlled by, or under common control with, such Person, whether through the ownership of voting securities, by contract or otherwise; provided that, such term shall not include any Person which would otherwise be deemed to be an Affiliate hereunder solely as a result of NGP's or First Union Capital Partners', Enron Capital & Trade Resources Corp.'s or Selma International Investment Limited's investment in such Person, or such Person's investment in, or control of, NGP, First Union Capital Partners, Enron Capital & Trade Resources Corp. or Selma International Investment Limited.

          "Aggregate Credit Exposure" means the sum of each Lender's Credit
           -------------------------
     Exposure.

          "Agreement" means this Amended and Restated Credit Agreement, as
           ---------
     amended, supplemented or modified from time to time.

          "Applicable Margin" means, on any day and with respect to any Loan,
           -----------------
     the applicable per annum percentage set forth at the appropriate intersection in the table shown below, based on the Maximum Available Amount Utilization Percentage on such day:

      Max. Available
     Amount Utilization             Base Rate Loan     Eurodollar Loan
        Percentage                Margin Percentage   Margin Percentage
     ------------------           -----------------   -----------------

     Greater than 66%                   0.00%               1.50%

     Less than or equal to
     66% but greater than 33%           0.00%               1.25%

     Less than or equal to
     33% but greater than 0%            0.00%               1.00%

          As used in this definition of Applicable Margin, "Maximum Available Amount Utilization Percentage" means, as of any day, the fraction, expressed as a percentage, the numerator of which is the Aggregate Credit Exposure on such day, and the denominator of which is the Borrowing Base in effect on such day.

          "Application" means an "Application and Agreement for Letters of
           -----------
     Credit," or similar instruments or agreements, entered into between the Company and the Issuing Bank in connection with any Letter of Credit.

          "Assignment" has the meaning assigned such term in the opening
           ----------
     recitals of this Agreement.

          "Assignment and Acceptance" has the meaning assigned such term in
           -------------------------
     Section 8.07(b).

          "BB Properties" means at any time the Oil and Gas Properties and other
           -------------
     assets of the Company or a Restricted Subsidiary of the Company evaluated by the Lenders and to which the Lenders gave loan value in determining the most recent Borrowing Base.

          "Bankruptcy Code" has the meaning provided in Section 6.08.
           ---------------

          "Base Rate" has the meaning provided in Section 2.06(a).
           ---------

          "Base Rate Loan" means a Loan bearing interest at the rate provided in
           --------------
     Section 2.06(a).

          "Borrowing" means a borrowing pursuant to a Borrowing Request or a
           ---------
     continuation or a conversion pursuant to Section 2.11 consisting, in each case, of the same Type of Loans and having, in the case of Eurodollar Loans, the same Interest Period (except as otherwise provided in Sections
     2.16 and 2.18) and made previously or being made concurrently by all of the Lenders.

          "Borrowing Base" means the amount of Aggregate Credit Exposure that
           --------------
     the Determining Lenders shall determine, pursuant to Section 2.20, can be supported by the BB Properties.

          "Borrowing Request" means a request for a Borrowing pursuant to
           -----------------
     Section 2.02, substantially in the form attached as Exhibit C.

          "Business Day" means any day excluding Saturday, Sunday and any other
           ------------
     day on which banks are required or authorized to close in New York, New York or Houston, Texas and, if the applicable Business Day relates to
                            ---
     Eurodollar Loans, on which trading is carried on by and between banks in Dollar deposits in the applicable interbank Eurodollar market.

          "Capital Lease Obligations" means, as to any Person, the obligations
           -------------------------
     of such person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property which obligations are required to be classified and accounted for as a liability for a capital lease on a balance sheet of such Person and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof.

          "Change of Control" means either (a) the acquisition by any Other
           -----------------
     Group of a direct or indirect interest in more than 35% of the voting power of the voting stock of the Company, by way of merger or consolidation or otherwise, or (b) Hightower ceases to be the chief executive officer of the Company.

     As used in this definition, "person" has the meaning applied to such term in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Act"), and "group" of persons has the meaning applied to such term in Rule 13d-5 under the Act, in each case as the Act and the aforementioned Rules thereunder are in effect on the Closing Date. "Other Group" means any group made up of one or more persons other than Hightower, NGP, Joint Energy Development Investments Limited Partnership, First Union Corporation, Selma International Investment Limited and their respective Affiliates, and the directors, officers and employees of the Company.

          "Chase Texas" shall have the meaning assigned to that term in the
           -----------
     first paragraph hereof.

          "Closing Date" means the as of date of this Agreement set forth in the
           ------------
     first paragraph hereof.

          "Code" means the Internal Revenue Code of 1986, as amended, and any
           ----
     successor statute.

          "Commitment" means, with respect to each Lender, the obligation of
           ----------
     such Lender to make loans to the Company under Section 2.01, up to the maximum amount set forth opposite such Lender's name on Annex I under the caption "Commitment."

          "Company" means Titan Exploration, Inc., a Delaware corporation.
           -------

          "Consolidated Net Income" means with respect to the Company and its
           -----------------------
     Consolidated Subsidiaries, for any period, the aggregate of the net income (or loss) of the Company and its Consolidated Subsidiaries after allowances for taxes for such period, determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded from such net income (to
                --------
     the extent otherwise included therein) the following: (i) the net income (but not loss) of any Consolidated Subsidiary of the Company to the extent that the declaration or payment of dividends or similar distributions or transfers or loans by that Consolidated Subsidiary is not at the time permitted by operation of the terms of its charter or any agreement, instrument or Governmental Requirement applicable to such Consolidated Subsidiary, or is otherwise restricted or prohibited in each case determined in accordance with GAAP; (ii) the net income (or loss) of any Person acquired in a pooling-of-interests transaction for any period prior to the effective date of such transaction; (iii) any extraordinary gains or losses, including gains or losses attributable to Property sales not in the ordinary course of business; and (iv) the cumulative effect of a change in accounting principles and any gains or losses attributable to writeups or writedowns of assets; provided further that in determining Consolidated Net
                           -------- -------
     Income for any period of four Fiscal Quarters (a "Four Quarter Period") that includes the acquisition by the Company or any of its Consolidated Subsidiaries of Restricted Subsidiaries (whether by purchase, merger or otherwise) or of producing Oil and Gas Properties, such acquired Restricted Subsidiaries shall be included in such calculation on a pro forma basis as if they had been owned by the

     Company or its Consolidated Subsidiaries throughout such Four Quarter Period and the revenues attributable to the oil and gas production from such acquired properties during such Four Quarter Period, less the direct operating expenses and severance and ad valorem taxes incurred with respect to such properties during such Four Quarter Period, shall be included in such calculation as part of such Consolidated Net Income.

          "Consolidated Subsidiaries" means, as to any Person, each Subsidiary
           -------------------------
     of such Person (whether now existing or hereafter created or acquired) the financial statements of which shall be (or should have been) consolidated with the financial statements of such Person in accordance with GAAP; provided that the Company's Unrestricted Subsidiaries shall be excluded
     --------
     from its Consolidated Subsidiaries.

          "Cover" for LC Liabilities shall be effected by paying to the
           -----
     Administrative Agent in immediately available funds, to be held by the Administrative Agent in a collateral account maintained by the Administrative Agent at its Payment Office and collaterally assigned as security for the financial accommodations extended pursuant to this Agreement using documentation satisfactory to the Administrative Agent, an amount equal to the maximum amount of each applicable Letter of Credit available for drawing at any time on or after the date of such assignment.

          "Credit Exposure" means, at any time and as to each Lender, the sum of
           ---------------
     (a) the aggregate principal amount of the Loans made by such Lender as of such date plus (b) such Lender's Percentage Share of the aggregate amount of all LC Liabilities as of such date.

          "Default" means an Event of Default or any condition or event which,
           -------
     with notice or lapse of time or both, would constitute an Event of Default.

          "Designated Borrowing Base" shall have the meaning assigned to that
           -------------------------
     term in Section 2.20(e).

          "Determining Lenders" means, collectively, Chase Texas, First Union
           -------------------
     National Bank and Morgan Guaranty Trust Company of New York.

          "Documentation Agent" means First Union National Bank, in its capacity
           -------------------
     as Documentation Agent and not in its individual capacity as a Lender.

          "Dollar" and the sign "$" each means lawful money of the United States
           ------                -
     of America.

          "EBITDA" means, for any period, the sum of Consolidated Net Income for
           ------
     such period plus the following expenses or charges to the extent deducted from Consolidated Net Income in such period: interest, taxes, depreciation, depletion, amortization and other non-cash charges and expenses incurred in connection with the exploration of Oil and Gas Properties by the Company or any of its Restricted Subsidiaries.

          "Effective Date" means the date on which (i) each of the conditions
           --------------
     precedent set forth in Article III have been satisfied or waived by each of the Lenders, (ii) the conditions to effectiveness set forth in Section 8.20 have been satisfied and (iii) the initial Loans have been made, or the initial Letter of Credit has been issued. Subject to Section 3.01, the Effective Date and Closing Date may be the same date.

          "Eligible Transferee" means any financial institution which is a
           -------------------
     Lender as of the Effective Date or which is a commercial bank, a financial institution or an "accredited investor" (as defined in Regulation D) which makes loans in the ordinary course of its business and that makes or acquires Loans for its own account in the ordinary course of its business and which has capital, surplus and undivided profits aggregating at least $250,000,000 (as of the date of its most recent financial statements).

          "Environmental Laws" means any and all laws, statutes, ordinances,
           ------------------
     rules, regulations, orders, or determinations of any Governmental Authority pertaining to public health or the environment in effect in any and all jurisdictions in which the Company or its Subsidiaries are conducting or at any time have conducted business, or where any Property of the Company or its Subsidiaries is located, or where any hazardous substances generated by or disposed of by the Company or its Subsidiaries are located, including but not limited to the Oil Pollution Act of 1990 ("OPA"), the Clean Air
                                                        ---
     Act, as amended, the Comprehensive Environmental, Response, Compensation, and Liability Act of 1980 ("CERCLA"), as amended, the Federal Water
                                 ------
     Pollution Control Act, as amended, the Occupational Safety and Health Act of 1970, as amended, the Resource Conservation and Recovery Act of 1976 ("RCRA"), as amended, the Safe Drinking Water Act, as amended, the Toxic
     ------
     Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, and other environmental conservation or protection laws. For Environmental Law purposes, the term "oil" has the meaning specified in OPA; the terms "hazardous substance,"
      ---                                               -------------------
     "release" and "threatened release" have the meanings specified in CERCLA,
     --------       ------------------
     and the terms "solid waste" and "disposal" (or "disposed") have the
                    -----------       --------       --------
     meanings specified in RCRA; provided, however, in the event either CERCLA
                                 --------  -------
     or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment, and provided, further, that, to the extent the laws of
                            --------  -------
     the state in which any Property of the Company or its Subsidiaries is located establish a meaning for "oil," "hazardous substance," "release," "solid waste" or "disposal" which is broader than that specified in either OPA, CERCLA or RCRA, such broader meaning shall apply.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
     amended, and any successor statute.

          "ERISA Affiliate" means each trade or business (whether or not
           ---------------
     incorporated) which together with the Company or a Subsidiary of the Company would be deemed to be a "single employer" within the meaning of
                                      ---------------
     Section 4001(b)(1) of ERISA or Sections 414(b), (c), (m) or (o) of the
     Code.

          "ERISA Termination Event" means (i) a "Reportable Event" described in
           -----------------------               ----------------
     Section 4043 of ERISA and the regulations issued thereunder (other than a "Reportable Event" not subject to the provision for 30-day notice to the PBGC under Sections .14, .18, .19 or .20 of Part 2615 of the PBGC regulations), (ii) the withdrawal of the Company, a Subsidiary of the Company or any ERISA Affiliate from a Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA,
            --------------------
     (iii) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, (iv) the institution of proceedings to terminate a Plan by the PBGC, or (v) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

          "Eurodollar Loan" means a Loan bearing interest at the rate provided
           ---------------
     in Section 2.06(b).

          "Eurodollar Rate" means, for any Eurodollar Loan for any Interest
           ---------------
     Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "Eurodollar Rate" means, for any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one
                                         --------  -------
     rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates.

          "Event of Default" has the meaning provided in Article VI.
           ----------------

          "Federal Funds Rate" means, for any period, a fluctuating interest
           ------------------
     rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

          "Financial Statements" means the consolidated financial statements of
           --------------------
     the Company and its Consolidated Subsidiaries described or referred to in
     Section 4.06(a).

          "Financing Documents" means this Agreement, the Notes, the Guaranty
           -------------------
     Agreement, the Security Instruments, the Applications, the Letters of Credit, Borrowing Requests, and the other documents, instruments or agreements described in Section 3.02(d), together with any other document, instrument or agreement (other than participation, agency or similar agreements among the Lenders or between any Lender and any other bank or creditor with respect to any indebtedness or obligations of the Company hereunder) now or hereafter entered into by the Company or any Restricted Subsidiary with the Administrative Agent, the Issuing Bank, the Lenders, or their respective Affiliates in connection with the Loans, any LC Liabilities, the Notes, or this Agreement, as such documents, instruments or agreements may be amended, modified or supplemented from time to time.

          "Fiscal Quarter" means a three-month period ending on March 31, June
           --------------
     30, September 30, or December 31 of any year.

          "Fiscal Year" means a twelve month period ending on December 31 of any
           -----------
     year.

          "Form 1001 Certification" has the meaning provided in Section 2.21(f).
           -----------------------

          "Form 4224 Certification" has the meaning provided in Section 2.21(f).
           -----------------------

          "Former Agent" has the meaning assigned such term in the opening
           ------------
     recitals of this Agreement.

          "Funded Indebtedness" means, with respect to the Company and its
           -------------------
     Consolidated Subsidiaries, without duplication, (i) all of their consolidated Indebtedness for borrowed money, (ii) all of their consolidated Capital Lease Obligations and (iii) any guaranty by any of them (including without limitation any letter of credit serving as a guaranty) with respect to Indebtedness (as described in clauses (i) and
     (ii) of this definition) of another Person other than the Company and its Consolidated Subsidiaries.

          "GAAP" means generally accepted accounting principles as applied in
           ----
     accordance with Section 1.02.

          "Governmental Authority" means any (domestic or foreign) federal,
           ----------------------
     native American Indian, state, province, county, city, municipal or other political subdivision or government, department, commission, board, bureau, court, agency or any other instrumentality of any of them, which exercises jurisdiction over the Company or any of its Property or any Subsidiary of the Company or any of such Subsidiary's Property.

          "Governmental Requirement" means any law, statute, code, ordinance,
           ------------------------
     order, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other direction or requirement (including but not limited to any of the foregoing which relate to Environmental Laws, energy regulations and occupational, safety and health standards or controls) of any Governmental Authority.

          "Guaranty Agreement" means, collectively, the guaranty agreements
           ------------------
     dated the date of execution executed by each of the Restricted Subsidiaries, as the same may be amended from time to time, guaranteeing prompt payment of the Lender Indebtedness and otherwise being in form and substance satisfactory to the Administrative Agent and the Majority Lenders.

          "Hedge Agreement" means (i) any Hydrocarbon Swap Agreement or (ii) any
           ---------------
     Interest Rate Swap Agreement.

          "Highest Lawful Rate" means, with respect to each Lender, the maximum
           -------------------
     nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Notes or on other Lender Indebtedness, as the case may be, owed to it under the law of any jurisdiction whose laws may be mandatorily applicable to such Lender notwithstanding other provisions of this Agreement, or law of the United States of America applicable to such Lender and the Transactions which would permit such Lender to contract for, charge, take, reserve or receive a greater amount of interest than under such jurisdiction's law.

          "Hightower" means Jack D. Hightower, an individual presently residing
           ---------
     in Midland, Texas.

          "Hydrocarbon Interests" means all rights, titles, leasehold and other
           ---------------------
     interests and estates in and to oil and gas leases, oil, gas and mineral leases, or other liquid or gaseous hydrocarbon leases, mineral fee interests, overriding royalty and royalty interests, net profit interests and production payment interests, including any reserve or residual interest of whatever nature.

          "Hydrocarbon Swap Agreement" means any hedging contract, forward
           --------------------------
     contract, swap agreement, futures contract or other hydrocarbon pricing protection agreement or option with respect to any such transaction (including exchange traded futures contracts, options and other similar exchange traded instruments), which is, in each case, designed to hedge against fluctuations in Hydrocarbon prices or to undo, in whole or in part, the effects of previous Hydrocarbon Swap Agreements.

          "Hydrocarbons" means oil, gas, casinghead gas, condensate, distillate,
           ------------
     liquid hydrocarbons, gaseous hydrocarbons and all products refined therefrom.

          "Indebtedness" of any Person means, without duplication:
           ------------

               (i) all obligations of such Person for borrowed money and obligations evidenced by bonds, debentures, notes or other similar instruments;

               (ii) all obligations of such Person (whether contingent or otherwise) in respect of bankers' acceptances, letters of credit, surety bonds and similar instruments;

               (iii) all obligations of such Person to pay the deferred purchase price of Property or services (other than for borrowed money), excluding trade accounts payable arising in the ordinary course of business which are not in excess of 90 days past the invoice or billing date, or if in excess of 90 days past the invoice or billing date are being currently contested in good faith by appropriate actions or proceedings diligently conducted;

               (iv) all Capital Lease Obligations in respect of which such Person is liable, contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which obligations such Person otherwise assures a creditor against loss;

               (v) all guaranties (direct or indirect), and other contingent obligations of such Person in respect of, or obligations to purchase or otherwise acquire or to assure payment of, Indebtedness of others;

               (vi) Indebtedness of others secured by any Lien upon Property owned by such Person, whether or not assumed;

               (vii) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position or covenants of other Persons;

               (viii) the undischarged balance of any production payment created by such Person or for the creation of which such Person directly or indirectly received payment;

               (ix) obligations to deliver goods or services including Hydrocarbons in consideration of advance payments; and

               (x) the net amount of obligations of such Person under agreements of the types described in the definitions of Hydrocarbon Swap Agreement and Interest Rate Swap Agreement.

          "Interest Period" means, with respect to each Borrowing of Eurodollar
           ---------------
     Loans, an interest period complying with the terms and provisions of
     Section 2.07.

          "Interest Rate Swap Agreement" means any rate swap, rate cap, rate
           ----------------------------
     floor, rate collar, forward rate agreement or other rate protection agreement or option with respect to any such transaction, designed to hedge against fluctuations in interest rates or to undo, in whole or in part, the effects of previous Interest Rate Swap Agreements..

          "Issuing Bank" means, for each Letter of Credit, Chase Texas (or any
           ------------
     Affiliate of Chase Texas, as the case may be) as the issuing bank for such Letter of Credit.

          "Lender" has the meaning assigned such term in the opening paragraph
           ------
     of this Agreement.

          "Lender Indebtedness" means any and all amounts owing or to be owing
           -------------------
     by the Company Subsidiary to the Administrative Agent, the Issuing Bank or the Lenders with respect to or in connection with the Loans, any LC Liabilities, the Notes, this Agreement, any hedge Agreement, or any other Financing Document.

          "Lending Office" means for each Lender the office specified opposite
           --------------
     such Lender's name on the signature pages, or in the Assignment and Acceptance pursuant to which it became a Lender, with respect to each Type of Loan, or such other office as such Lender may designate in writing from time to time to the Company and the Administrative Agent with respect to such Type of Loan.

          "Letters of Credit" has the meaning assigned such term in Section
           -----------------
     2.03(a) and shall include the Outstanding Letters of Credit, which are hereby deemed to be issued under this Agreement.

          "LC Liabilities" means, at any time and in respect of any Letter of
           --------------
     Credit, the sum of (i) the amount available for drawings under such Letter of Credit as of the date of determination plus (ii) the aggregate unpaid amount of all Reimbursement Obligations due and payable as of the date of determination in respect of previous drawings made under such Letter of Credit.

          "Lien" means any interest in Property securing an obligation owed to,
           ----
     or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and including but not limited to the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. For the purposes of this Agreement, the Company or any Subsidiary of the Company shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

          "Loan" means the loans as provided for by Section 2.01.
           ----

          "Loan Parties" means the Company and the Restricted Subsidiaries and
           ------------
     "Loan Party" means any one of them.
     -----------

          "Majority Lenders" means at any time (a) prior to the Commitments
           ----------------
     expiring or being terminated in full, Lenders holding at least 66-2/3% of the Commitments in effect at such time, or (b) thereafter, Lenders holding at least 66-2/3% of the sum of the then unpaid principal amount of the Loans at such time.

          "Margin Stock" has the meaning provided in Regulation U and Regulation
           ------------
     X.

          "Material Adverse Effect" means any material and adverse effect on (i)
           -----------------------
     the assets, liabilities, financial condition or operations of the Company and its Subsidiaries, taken as a whole (excluding any Unrestricted Subsidiaries), or (ii) the ability of the Company and its Restricted Subsidiaries to carry out their respective business or meet their respective obligations under the Notes, this Agreement or the other Financing Documents to which each such Person is a party, on a timely basis.

          "Maturity Date" means January 1, 2001.
           -------------

          "Maximum Available Amount" means, at any date, an amount equal to the
           ------------------------
     lesser of (a) the aggregate Commitments as of such date and (b) the Borrowing Base as of such date.

          "Maximum Loan Available Amount" means, at any date, an amount equal to
           -----------------------------
     the difference between (a) Maximum Available Amount as of such date and (b) the aggregate amount of all LC Liabilities as of such date.

          "Mortgage" means, collectively, the Mortgages, Deeds of Trust,
           --------
     Assignments, Security Agreements, Fixture Filings and Financing Statements, as supplemented and amended, more particularly described on attached Exhibit F.

          "Mortgaged Property" means the Restricted Subsidiaries' Properties
           ------------------
     described in and subject to the Liens, privileges, priorities and security interests existing and to exist under the terms of the Security Instruments, including but not limited to the Oil and Gas Properties owned by the Restricted Subsidiaries which have been or are hereafter mortgaged to the Administrative Agent for the benefit of the Lenders pursuant to the Security Instruments.

          "NGP" means collectively Natural Gas Partners L.P. and Natural Gas
           ---
     Partners II, L.P., each a Delaware limited partnership.

          "Note" means a promissory note of the Company described in Section
           ----
     2.05 payable to any Lender and being substantially in the form of Exhibit A, evidencing the aggregate Indebtedness of the Company to such Lender resulting from Loans made by such Lender.

          "Oil and Gas Properties" means Hydrocarbon Interests; the properties
           ----------------------
     now or hereafter pooled or unitized with Hydrocarbon Interests; all presently existing or future unitization, pooling agreements and declarations of pooled units and the units created thereby (including, but not limited to, units created under orders, regulations and rules of any Governmental Authority having jurisdiction) which may affect all or any portion of the Hydrocarbon Interests; all operating agreements, contracts and other agreements which relate to any of the Hydrocarbon Interests or the production, sale, purchase, exchange or processing of Hydrocarbons from or attributable to such Hydrocarbon Interests; all Hydrocarbons in and under and which may be produced and saved or attributable to the Hydrocarbon Interests, the lands covered thereby and all oil in tanks and all rents, issues, profits, proceeds, products, revenues and other incomes from or attributable to the Hydrocarbon Interests; all tenements, hereditaments, appurtenances and Properties in anywise appertaining, belonging, affixed or incidental to the Hydrocarbon Interests, Properties, rights, titles, interests and estates described or referred to above, including any and all Property, real or personal, now owned or hereafter acquired and situated upon, used, held for use or useful in connection with the operating, working or development of any of such Hydrocarbon Interests or Property (excluding drilling rigs, automotive equipment or other personal property which may be on such premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells, injection wells or other wells, buildings, structures, fuel separators, liquid extraction plants, plant compressors, pumps, pumping units, field gathering systems, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements and servitudes together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing.

          "Other Taxes" has the meaning provided in Section 2.21(b).
           -----------

          "Outstanding Letters of Credit" shall mean the outstanding letters of
           -----------------------------
     credit issued under and pursuant to the terms of the Prior Credit Agreement, and being more particularly described on attached Annex II.

          "Payment Office" means the Administrative Agent's office located at
           --------------
     712 Main Street, Houston, Texas  77002.

          "PBGC" means the Pension Benefit Guaranty Corporation, or any
           ----
     successor thereto.

          "Percentage Share" means, as to any Lender, the fraction, expressed as
           ----------------
     a percentage, the numerator of which is the amount of such Lender's Commitment and the denominator of which is the amount of the aggregate Commitments.

          "Permitted Dividends" means those dividends and distributions that the
           -------------------
     Company is permitted to declare and pay pursuant to Section 5.03(d).

          "Person" means any individual, partnership, firm, corporation
           ------
     (including, but not limited to the Company), association, joint venture, trust or other entity, or any government or political subdivision or agency, department or instrumentality thereof.

          "Plan" means any employee pension benefit plan, as defined in Section
           ----
     3(2) of ERISA, which (i) is currently or hereafter sponsored, maintained or contributed to by the Company, any Subsidiary of the Company or an ERISA Affiliate, or (ii) was at any time during the six calendar years preceding the date of this Agreement sponsored, maintained or contributed to by the Company, any Subsidiary of the Company or an ERISA Affiliate.

          "Prime Rate" means the rate of interest from time to time announced
           ----------
     publicly by Chase Texas as its prime commercial lending rate. Such rate is set by Chase Texas as a general reference rate of interest, taking into account such factors as Chase Texas may deem appropriate, it being understood that many of Chase Texas' commercial or other loans are priced in relation to such rate, that it is not necessarily the lowest or best rate actually charged to any customer and that Chase Texas may make various commercial or other loans at rates of interest having no relationship to such rate.

          "Prior Notes" has the meaning assigned such term in the opening
           -----------
     recitals of this Agreement.

          "Property" means any interest in any kind of property or asset,
           --------
     whether real, personal or mixed, or tangible or intangible.

          "Proposed/Recent Sales" means one or more sales, made during the 180
           ---------------------
     day period from April 1, 1999 through September 28, 1999, of some or all of the properties of Titan

     Offshore, Inc. and its Subsidiaries, Carrollton Resources, LLC and Carrollton Resources Corporation (and/or one or more sales of the stock of such companies), as well as sales of certain properties of TRLP in various counties in west Texas and southeast New Mexico.

          "Proved Developed Hydrocarbon Reserves" means "proved developed oil
           -------------------------------------
     and gas reserves" as specified under Rule 4-10(a)(3) of Regulation S-X of the Securities and Exchange Commission.

          "Proved Hydrocarbon Reserves" means Proved Developed Hydrocarbon
           ---------------------------
     Reserves and Proved Undeveloped Hydrocarbon Reserves.

          "Proved Undeveloped Hydrocarbon Reserves" means "proved undeveloped
           ---------------------------------------
     oil and gas reserves" as specified under Rule 4-10(a)(4) of Regulation S-X of the Securities and Exchange Commission.

          "Quarterly Dates" means the last day of each March, June, September,
           ---------------
     and December, in each year, the first of which shall be March 31, 1999; provided, however, that if any such day is not a Business Day, such Quarterly Date shall be the next succeeding Business Day.

          "Redetermination Date" has the meaning assigned such term in Section
           --------------------
     2.20(a).

          "Register" means the register maintained by the Administrative Agent
           --------
     at its Payment Office showing the name and address of each Lender, its Commitment, and the principal amount of the Loans owing to each Lender from time to time.

          "Regulation D", "Regulation U" and "Regulation X" means, respectively,
           ------------    ------------       ------------
     Regulation D under the Securities and Exchange Act of 1933, as amended or modified from time to time, and Regulation U and Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto.

          "Reimbursement Obligations" means, at any date, the obligations of the
           -------------------------
     Company then outstanding in respect of the Letters of Credit, to reimburse the Administrative Agent for the account of the Issuing Bank for the amount paid by the Issuing Bank in respect of any drawings under the Letters of Credit.

          "Reserve Report" means an engineering report or reports meeting the
           --------------
     requirements set forth in Section 5.02(e)(i) (and as to scheduled redeterminations, provided by the dates set forth in such Section) and such other reports, data and supplemental information as may from time to time be reasonably requested by the Administrative Agent in connection with any redetermination of the Borrowing Base.

          "Responsible Officer" means, with respect to any corporation, the
           -------------------
     chairman of the board, the president, any vice president, the chief executive officer or the chief operating officer, or any equivalent officer (regardless of his or her title), and, in respect of financial or accounting matters, the chief financial officer, the vice president of finance, the treasurer, the controller, or any equivalent officer (regardless of his or her title); and, with respect to any partnership, the chairman of the board, the president, any vice president, the chief executive officer or the chief operating officer, or any equivalent officer (regardless of his or her title), and, in respect of financial or accounting matters, the chief financial officer, the vice president of finance, the treasurer, the controller, or any equivalent officer (regardless of his or her title), of any general partner. Unless otherwise specified, all references to a Responsible Officer herein means a Responsible Officer of the Company.

          "Restricted Subsidiaries" means all material Subsidiaries of the
           -----------------------
     Company which are designated as a Restricted Subsidiary on Exhibit B, as such Exhibit B may be amended or supplemented from time to time, or which are otherwise designated in writing by the Company to the Administrative Agent as Restricted Subsidiaries hereunder, and who have executed and delivered to the Administrative Agent a Guaranty Agreement.

          "Required Lenders" means at any time (i) Lenders holding at least 75%
           ----------------
     of the sum of the then unpaid principal amount of the Loans at such time or
     (ii) if no Loans are outstanding, Lenders holding at least 75% of the Commitments in effect at such time.

          "Scheduled Redetermination Date" has the meaning assigned such term in
           ------------------------------
     Section 2.20(d).

          "Security Instruments" means the agreements or instruments described
           --------------------
     or referred to in Sections 3.02(d)(i) and (ii) and any and all other agreements or instruments now or hereafter executed and delivered by the Company, any Subsidiary of the Company or any other Person as security for the payment or performance of the Lender Indebtedness.

          "Standby Letter of Credit" means a letter of credit denominated in
           ------------------------
     Dollars (i) the terms of which are in the reasonable judgment of the Issuing Bank for such Letter of Credit standard in the petroleum industry,
     (ii) which is used in lieu or in support of performance guarantees or performance, surety or other similar bonds (but expressly excluding stay and appeal bonds) arising in the ordinary course of business, (iii) which is used in lieu or in support of stay or appeal bonds; provided all such
                                                            --------
     letters of credit used in lieu or in support of stay or appeal bonds shall not exceed $15,000,000 in aggregate amount at any time outstanding, (iv) which supports the payment of insurance premiums for reasonably necessary casualty insurance carried by the Company or any of its consolidated Subsidiaries, or (v) which supports payment or performance for identified purchases or exchanges of crude oil, condensate and/or petroleum products.

          "Stock Pledges" means, collectively, the Security Agreements (Stock)
           -------------
     covering the stock of the Restricted Subsidiaries, as more particularly described on attached Exhibit F.

          "Subordinated Indebtedness" means any Indebtedness of the Company or
           -------------------------
     its Restricted Subsidiaries expressly subordinated to the Lender Indebtedness on terms and conditions and pursuant to documentation, all in form and substance satisfactory to the Majority Lenders.

          "Subsidiary" of any Person means (i) a corporation of which a majority
           ----------
     of the outstanding shares of stock of each class having ordinary voting power is, or (ii) any partnership, association, joint venture, trust or other entity of which a majority of the equity is, in the case of either clause (i) or (ii), owned by such Person, by one or more Subsidiaries of such Person, or by such Person and one or more of its Subsidiaries.

          "Taxes" has the meaning provided in Section 2.21(a).
           -----

          "Transactions" means the transactions provided for in and contemplated
           ------------
     by this Agreement and the other Financing Documents.

          "Type" of Loan means a Base Rate Loan or Eurodollar Loan.
           ----

          "Unrestricted Subsidiary" means any Subsidiary that is not a
           -----------------------
     Restricted Subsidiary.

     Section 1.02  Accounting Terms and Determinations.  Unless otherwise
                   -----------------------------------
defined or specified herein, all accounting terms shall be construed herein, all accounting determinations hereunder shall be made, all financial statements required to be delivered hereunder shall be prepared and all financial records shall be maintained in accordance with GAAP applied on a basis consistent with the Financial Statements.

     Section 1.03  Other Definitional Terms.  The words "hereof," "herein" and
                   ------------------------
"hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, schedule, exhibit and like references are to this Agreement unless otherwise specified.

                                  ARTICLE II
                                  ----------

                           AMOUNT AND TERMS OF LOANS
                           -------------------------

     Section 2.01  Commitments.
                   -----------

          (a)  Loans.  Subject to the terms and conditions and relying on the
               -----
     representations and warranties contained herein, each Lender severally agrees, on any Business Day, to make Loans (each a "Loan") to the Company
                                                         ----
     during the period from and including (i) the Closing Date or (ii) such later date that such Lender becomes a party to this Agreement as provided in Section 8.07(b), to and up to, but excluding, the Maturity Date in an aggregate principal amount at any one time outstanding up to but not exceeding the amount of such Lender's Commitment as then in effect;

     provided, however, that the Aggregate Credit Exposure at any one time
     --------  -------
     outstanding shall not exceed the Maximum Available Amount in effect at such time; and, provided, further, the aggregate principal amount of all Loans
                --------  -------
     at any one time outstanding shall not exceed the Maximum Loan Available Amount in effect at such time. There may be more than one Borrowing with respect to Loans on any Business Day. Within the foregoing limits and subject to the conditions set out in Article III, the Company may obtain Borrowings of Loans, repay or prepay such Loans, and reborrow such Loans. Any portion of each Lender's Commitment not utilized on or before the Maturity Date shall be permanently cancelled.

          (b)  Types of Loans.  The Loans made pursuant hereto by each Lender
               --------------
     shall, at the option of the Company, be either Base Rate Loans or Eurodollar Loans and may be continued or converted pursuant to Section 2.11, provided that, except as otherwise specifically provided herein, all Loans made pursuant to the same Borrowing shall be of the same Type.

          (c)  Commitments.  Each Lender's Credit Exposure shall not exceed at
               -----------
     any one time the amount set forth opposite such Lender's name on Annex I under the caption "Commitment" (as the same may be reduced pursuant to
     Section 2.09 or otherwise from time to time modified pursuant to Section 8.07(b), its "Commitment," and collectively for all Lenders, the
                   ----------
     "Commitments").
     ------------

          (d)  Amounts of Borrowings, etc.  The aggregate principal amount of
               --------------------------
     each Borrowing (i) of Eurodollar Loans shall be not less than $2,000,000 and shall be in an integral multiple of $500,000, and (ii) of Base Rate Loans shall be not less than $1,000,000 and shall be in an integral multiple of $100,000, except that any Borrowing of Loans that are Base Rate Loans may be in the aggregate amount of the unused Maximum Loan Available Amount in effect at such time. Borrowings of more than one Type may be outstanding at the same time; provided, however, that the Company shall not
                                   --------  -------
     be entitled to request any Borrowing that, if made, would result in an aggregate of more than seven separate Borrowings of Eurodollar Loans being outstanding at any one time. For purposes of the foregoing, Borrowings having different Interest Periods, regardless of whether they commence on the same date, shall be considered separate Borrowings.

     Section 2.02  Borrowing Requests.
                   ------------------

          (a)  Borrowing Requests.  Whenever the Company desires to make a
               ------------------
     Borrowing hereunder, it shall give Advance Notice in the form of a Borrowing Request, specifying, subject to the provisions hereof, (i) the aggregate principal amount of the Loans to be made pursuant to such Borrowing, (ii) the date of Borrowing (which shall be a Business Day),
     (iii) whether the Loans being made pursuant to such Borrowing are to be Base Rate Loans or Eurodollar Loans, and (iv) in the case of Eurodollar Loans, the Interest Period to be applicable thereto.

          (b)  Notice by Administrative Agent.  The Administrative Agent shall
               ------------------------------
     promptly give each Lender telecopy or telephonic notice (and, in the case of telephonic notices, confirmed by telecopy or otherwise in writing) of the proposed Borrowing, of such Lender's Percentage Share thereof and of the other matters covered by the Advance Notice. Without in any way limiting the Company's obligation to confirm in writing any telephonic notice, the Administrative Agent may act without liability upon the basis of telephonic notice believed by the Administrative Agent in good faith to be from the Company prior to receipt of written confirmation. In each such case, the Company hereby waives the right to dispute the Administrative Agent's record of the terms of such telephonic notice, absent manifest error.

     Section 2.03  Letters of Credit.
                   -----------------

          (a)  Issuance of Letters of Credit.  Subject to the terms and
               -----------------------------
     conditions hereof, the Issuing Bank agrees to issue and the Company shall have the right, in addition to Loans provided for in Section 2.01, to utilize the Commitments from time to time prior to the Maturity Date by obtaining the issuance of Standby Letters of Credit for the account of any Loan Party by the Issuing Bank if the Company shall so request in the notice referred to in Section 2.03(b)(i) (such letters of credit being collectively referred to as the "Letters of Credit"); provided, however,
                                      -----------------    --------  -------
     that the aggregate amount of all Letters of Credit at any one time outstanding shall not exceed the lesser of (A) $15,000,000, or (B) the Maximum Available Amount in effect at such time, minus the aggregate
                                                      -----
     principal amount of all Loans then outstanding. The Letters of Credit shall be denominated in Dollars and may be issued to support the obligations of the Company or any of its Subsidiaries. Upon the date of the issuance of a Letter of Credit, the Issuing Bank shall be deemed, without further action by any party hereto, to have sold to each Lender, and each Lender shall be deemed, without further action by any party hereto, to have purchased from the Issuing Bank, a participation, to the extent of such Lender's Percentage Share, in such Letter of Credit and the related LC Liabilities. No Letter of Credit issued pursuant to this Agreement shall have an expiry date later than one year from its date of issuance; provided, however, any Letter of Credit may give the beneficiary
               --------  -------
     thereof either the right to draw on such Letter of Credit upon its expiry date or the right to automatically extend the expiry date thereof for periods of up to one year per extension; provided, further, however, no Letter of Credit
                             --------  -------  -------
     issued pursuant to this Agreement shall ever have an expiry date beyond the Maturity Date and no such extension shall extend an expiry date beyond the Maturity Date. The Company and the Lenders agree that, as of the Effective Date, the Outstanding Letters of Credit shall be deemed for all purposes of this Agreement to be Letters of Credit issued under and pursuant to the terms of this Agreement.

          (b)  Additional Letter of Credit Provisions.  The following additional
               --------------------------------------
     provisions shall apply to each Letter of Credit:

          (i) The Company shall give the Administrative Agent and the Issuing Bank at least five Business Days' prior notice (effective upon receipt), or in each case, such shorter period as may be agreed to by the Administrative Agent and the Issuing Bank, specifying the date such Letter of Credit is to be issued (which shall be a Business Day) by the Issuing Bank and describing (A) the face amount of the Letter of Credit, (B) the expiry date of the Letter of Credit, (C) the name and address of the beneficiary, (D) information concerning the transaction proposed to be supported by such Letter of Credit as the Administrative Agent or the Issuing Bank may reasonably request, (E) such other information and documents relating to the Letter of Credit as the Administrative Agent or the Issuing Bank may reasonably request, and (F) a precise description of documents and the verbatim text of any certificate to be presented by the beneficiary, which, if presented on or prior to the expiry date of the Letter of Credit, would require the Issuing Bank to make payment under the Letter of Credit;

     provided that the Issuing Bank, in its reasonable judgment, may require
     --------
     changes in such documents and certificates; and provided further that the
                                                     ----------------
     Issuing Bank shall not be required to issue any Letter of Credit that on its terms requires payment thereunder prior to the next Business Day following receipt by the Issuing Bank of such documents and certificates. Each such notice shall be accompanied by the Issuing Bank's Application (which shall be deemed to be subject to the last sentence of clause (v) below, whether or not expressly stated in such Application) and by a certificate executed by a Responsible Officer setting forth calculations evidencing availability for such Letter of Credit pursuant to Section 2.03(b)(ii) and stating that all conditions precedent to such issuance have been satisfied. Each Letter of Credit shall, to the extent not inconsistent with the express terms hereof or the applicable Application, be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 (together with any subsequent revisions thereof approved by a Congress of the International Chamber of Commerce and adhered to by the Issuing Bank, the "UCP"), and
                                                                  ---
     shall, as to matters not governed by the UCP, be governed by, and construed and interpreted in accordance with, the laws of the state chosen by the Issuing Bank.

          (ii) No Letter of Credit may be issued if after giving effect thereto the Aggregate Credit Exposure would exceed the Maximum Available Amount. On each day during the period commencing with the issuance of any Letter of Credit and until such Letter of Credit shall have expired or have been terminated, the Commitment of each Lender shall be deemed to be utilized for all purposes hereof in an amount equal to such Lender's Percentage Share of the amount of the LC Liabilities related to such Letter of Credit.

          (iii) Upon receipt from the beneficiary of any Letter of Credit of any demand (by draft or otherwise) for payment thereunder (each such payment by the Issuing Bank is herein called a "drawing"), the Issuing Bank
                                                     -------
     shall promptly notify the Company and the Administrative Agent of such demand (provided that the failure of the Issuing Bank to give such notice shall not affect the Reimbursement Obligations of the Company hereunder) and the Company shall immediately, and in any event no later than 12:00 noon (Houston time) on the date of such drawing, reimburse the Administrative Agent for the account of the Issuing Bank for the amount of such drawing, without presentment, demand, protest or other formalities of any kind in an amount, in same day funds, equal to the amount of such drawing. Unless prior to 12:00 noon (Houston time) on the date of such drawing, the Company shall have either (i) notified the Issuing Bank and the Administrative Agent that the Company will on such date and by 12:00 noon (Houston time) reimburse the Administrative Agent for the account of the Issuing Bank for the amount of such drawing with funds other than the proceeds of a Loan (in which case the Company's obligation to make such reimbursement by such date and time shall be absolute and unconditional) or
     (ii) delivered to the Administrative Agent a Borrowing Request for Loans (which shall be Base Rate Loans unless there is sufficient Advance Notice to permit the Company to elect Eurodollar Loans) in an amount equal to such drawing, the Company will be deemed to have given a Borrowing Request to the Administrative Agent requesting that the Lenders make Loans which shall be Base Rate Loans on the date on which such drawing is honored in an amount equal to the amount of such drawing. Such Loans shall be subject to satisfaction of the conditions in Article III and to existence of Maximum Loan Available Amount (after giving effect to the reduction of the LC Liabilities by virtue of such Loan). Subject to the preceding sentence, if so requested by the Administrative Agent, the Lenders shall, on the date of such drawing, make such Loans in an amount equal to such Lender's Percentage Share of such drawing, the proceeds of which shall be applied directly by the Administrative Agent to reimburse the Issuing Bank for the amount of such drawing.

          (iv) If the Company fails to reimburse the Issuing Bank as provided in clause (iii) above (because of the Company's inability to receive Loans due to a failure to satisfy the conditions of Article III or for any other reason), the Issuing Bank shall promptly notify the Administrative Agent and the Administrative Agent shall notify each Lender of the unreimbursed amount of such drawing and of such Lender's respective participation therein based on such Lender's Percentage Share. Each Lender will pay to the Administrative Agent for the account of the Issuing Bank on the date of such notice an amount equal to such

     Lender's Percentage Share of such unreimbursed drawing on such date (or, if such notice is made after 12:00 noon, Houston time, on the next succeeding Business Day). If any Lender fails to make available to the Issuing Bank the amount of such Lender's participation in such Letter of Credit as provided in this clause (iv), the Issuing Bank shall be entitled to recover such amount on demand from such Lender together with interest at the Federal Funds Rate for one Business Day and thereafter at the Base Rate. Nothing in this clause (iv) shall be deemed to prejudice the right of any Lender to recover from the Issuing Bank any amounts made available by such Lender to the Issuing Bank pursuant to this clause (iv) if it is determined by a court of competent jurisdiction that the payment with respect to a Letter of Credit by the Issuing Bank was wrongful and such wrongful payment was the result of gross negligence or willful misconduct on the part of the Issuing Bank. The Issuing Bank shall pay to the Administrative Agent, whereupon the Administrative Agent shall forward to each Lender such Lender's Percentage Share of all amounts received from the Company for payment, in whole or in part, of the Reimbursement Obligation in respect of any Letter of Credit, but only to the extent such Lender has made payment to the Issuing Bank in respect of such Letter of Credit pursuant to this clause (iv).

          (v) The issuance by the Issuing Bank of each Letter of Credit shall, in addition to the conditions precedent set forth in Article III, be subject to the conditions precedent that such Letter of Credit shall be in such form and contain such terms as shall be reasonably satisfactory to the Issuing Bank, and that the Company shall have executed and delivered such other instruments and agreements relating to such Letter of Credit as the Issuing Bank shall have reasonably requested and that are not inconsistent with the terms of this Agreement including the Issuing Bank's Application therefor. In the event of a conflict between the terms of this Agreement and the terms of any Application, the terms of this Agreement shall control.

          (vi) As between the Company and the Issuing Bank, the Company assumes all risks of the acts and omissions of or misuse of the Letters of Credit issued by the Issuing Bank by the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Issuing Bank shall not be responsible (except to the extent arising from the Issuing Bank's gross negligence or willful misconduct): (A) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any Person in connection with the application for or issuance of such Letters of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; provided, however, Issuing Bank shall remain responsible as an issuer of a Letter of Credit for assuring that payment on a Letter of Credit is made only on documents which on their face comply with the requirements of the Letter of Credit; (B) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (C) for failure of the beneficiary of any such Letter of Credit to comply fully with conditions required in order to draw upon such Letter of Credit, to the extent such failure is not the result of gross negligence or willful misconduct of the Issuing Bank; (D) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they are in cipher; (E) for errors in interpretation of technical terms; (F) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (G) for the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; and (H) for any consequences arising from causes beyond the control of the Issuing Bank, including, without limitation, the actions of any governmental authority. None of the above shall affect, impair, or prevent the vesting of any of the Issuing Bank's rights or powers hereunder. Notwithstanding anything to the contrary contained in this clause (vi), the Company shall have no obligation to indemnify the Issuing Bank in respect of any liability incurred by the Issuing Bank to the extent arising out of the gross negligence or willful misconduct of the Issuing Bank.

          (vii) The Issuing Bank will send to the Company and the Administrative Agent immediately upon issuance of any Letter of Credit, or an amendment thereto, a true and complete copy of such Letter of Credit, or such amendment thereto. Upon issuance of any Letter of Credit or an amendment thereto, the Administrative Agent shall promptly notify each Lender of the terms of such Letter of Credit or amendment thereto, of the Issuing Bank for such Letter of Credit or amendment thereto, and of such Lender's Percentage Share of the amount of such Letter of Credit or amendment thereto, and the Administrative Agent shall provide to each Lender a copy of such Letter of Credit or such amendment thereto. Upon cancellation or termination of any Letter of Credit, the Issuing Bank shall promptly notify the Administrative Agent and the Company, and the Administrative Agent will then promptly notify each Lender, of such cancellation or termination.

          (viii) The obligation of the Company to reimburse the Issuing Bank for Reimbursement Obligations with regard to the Letters of Credit issued by it and the obligations of Lenders under clause (iv) shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement and under all circumstances including, without limitation, the following circumstances:

               (A) any lack of validity or enforceability of any Letter of Credit;

               (B) the existence of any claim, set-off, defense or other right that the Company may have at any time against a beneficiary or any assignee or transferee of any Letter of Credit (or any Persons for whom any such assignee or transferee may be acting), any Lender or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between the Company or one of its Subsidiaries and the beneficiary for which the Letter of Credit was procured) other than a defense based on the gross negligence or willful misconduct of the Issuing Bank;

               (C) any draft, demand, certificate or any other document presented under any Letter of Credit is proved to be forged, fraudulent, invalid or insufficient in any respect or any statement therein is untrue or inaccurate in any respect;

               (D) any adverse change in the condition (financial or otherwise) of the Company;

               (E) any breach of this Agreement or any other Financing Document by the Company, Administrative Agent or any Lender (other than the Issuing Bank);

               (F) any other circumstance or happening whatsoever which is similar to any of the foregoing; provided that such other occurrence
                                           --------
          or happening is not the result of the gross negligence or willful misconduct of the Issuing Bank; or

               (G) the fact that a Default shall have occurred and be continuing.

          (ix) Whenever Cover has been provided for any Letter of Credit, the Administrative Agent shall continue to hold funds for such Letter of Credit in its collateral account for so long as the event or condition requiring such Cover continues, provided that (A) so long as no Default has occurred which is continuing, the Administrative Agent shall release to the Company all of such funds whenever such event or condition ceases to exist or whenever such Letter of Credit has expired or terminated and all Reimbursement Obligations, if any, with respect thereto have been fully satisfied, and (B) so long as no Default has occurred which is continuing, the Administrative Agent shall release to the Company any excess funds if the LC Liabilities with respect to such Letter of Credit decrease and the funds held in such deposit account therefore exceed such LC Liabilities.

     Section 2.04  Disbursement of Funds.
                   ---------------------

          (a)  Availability.  No later than 2:00 p.m. (Houston time) on the date
               ------------
     of each Borrowing, each Lender will make available to the Administrative Agent such Lender's Percentage Share of the amount (if any) by which the principal amount of the Borrowing requested to be made on such date exceeds the principal amount of Loans (if any) maturing or Reimbursement Obligations (if any) due and owing on such date, in Dollars and in immediately available funds at the Payment Office. The Administrative Agent will make available to the Company at the Payment Office the aggregate of the amounts (if any) so made available by the Lenders by depositing such amounts, in immediately available funds, to an account of the Company at the Administrative Agent designated by the Company for such purpose. To the extent that Loans mature or Reimbursement Obligations are due and owing on the date of a requested Borrowing of Loans, the Lenders shall apply the proceeds of the Loans then being made, to the extent thereof, to the repayment of such maturing Loans or Reimbursement Obligations, such Loans and repayments intended to be a contemporaneous exchange.

          (b)  Funds to the Administrative Agent.  Unless the Administrative
               ---------------------------------
     Agent shall have been notified by any Lender prior to the date of a Borrowing that such Lender does not intend to make available to the Administrative Agent such Lender's Percentage Share of the Borrowing to be made on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such date, and the Administrative Agent may make available to the Company a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender on the date of a Borrowing, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest at the Federal Funds Rate. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the Company, and the Company shall immediately pay such corresponding amount to the Administrative Agent together with interest at the rate specified for the Borrowing which includes such amount paid. Nothing in this Section shall be deemed to relieve any Lender from its obligation to fulfill its Commitment hereunder or to prejudice any rights which the Company may have against any Lender as a result of any default by such Lender hereunder.

          (c)  Lenders' Responsibilities. No Lender shall be responsible for any
               -------------------------
     default by any other Lender in its obligation to make Loans hereunder, and each Lender shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Lender to fulfill its Commitment hereunder.

     Section 2.05  Notes.  The Company's obligation to pay the principal of,
                   -----
and interest on, the Loans made by each Lender shall be further evidenced by the Company's issuance, execution and delivery of a Note payable to the order of each such Lender in the amount of such Lender's Commit ment and shall be dated as of the date of issuance of such Note. The principal amount of each Note shall be payable on or before the Maturity Date. Each Lender's Note represents, in part, a renewal, rearrangement and modification of the portion of the outstanding principal balance owing under the Prior Notes of such Lender.

     Section 2.06  Interest.  In all cases subject to Section 8.13:
                   --------

          (a)  Base Rate Loans.  Subject to Section 2.06(c), the Company agrees
               ---------------
     to pay interest in respect of the unpaid principal amount of each Base Rate Loan from the date thereof until payment in full thereof at a rate per annum which shall be, for any day, equal to the sum of the Applicable Margin plus the Base Rate in effect on such day, but in no event to exceed the Highest Lawful Rate. The term "Base Rate" means the higher of (i) the
                                         ---------
     Prime Rate in effect on such day or (ii) one-half of one percent ( 1/2%) plus the Federal Funds Rate in effect for such day (rounded upwards, if necessary, to the nearest 1/16th of 1%), but in no event to exceed the Highest Lawful Rate. For purposes of this Agreement, any change in the Base Rate due to a change in the Federal Funds Rate or the Prime Rate shall be effective on the effective date of such change in the Federal Funds Rate or the Prime Rate, as the case may be. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive and binding, absent manifest error) that it is unable to ascertain the Federal Funds Rate for any reason, including but not limited to the inability of the Administrative Agent to obtain sufficient bids or publications in accordance with the terms hereof, the Base Rate shall be the Prime Rate until the circumstances giving rise to such inability no longer exist.

          (b)  Eurodollar Loans.  Subject to Section 2.06(c), the Company agrees
               ----------------
     to pay interest in respect of the unpaid principal amount of each Eurodollar Loan from the date thereof until payment in full thereof at a rate per annum which shall be the sum of the Applicable Margin plus the relevant Eurodollar Rate, but in no event to exceed the Highest Lawful Rate.

          (c)  Default Interest.  Overdue principal and, to the extent permitted
               ----------------
     by law, overdue interest in respect of each Loan and all other amounts owing hereunder shall bear interest for each day that such amounts are overdue at a rate per annum equal to two percent (2%) in excess of the Eurodollar Rate plus the Applicable Margin or the Base Rate, as applicable to such Loan, in effect for each such day, and all other amounts owing hereunder shall bear interest for each day that such amounts are overdue at a rate per annum equal to two percent (2%) in excess of the Base Rate, but in no event shall any such rate exceed the Highest Lawful Rate.

          (d)  Interest Payment Dates.  Interest on each Loan shall accrue from
               ----------------------
     and including the date of such Loan to but excluding the date of payment in full thereof. Interest on each Eurodollar Loan shall be payable on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each day which occurs every three months after the initial date of such Interest Period, and on any prepayment (on the amount prepaid), at maturity (whether by acceleration or otherwise) and, after maturity, on demand. Interest on Base Rate Loans shall be payable on each Quarterly Date, commencing on the first of such days to occur after such Loan is made, at maturity (whether by acceleration or otherwise) and, after maturity, on demand.

          (e)  Notice by the Administrative Agent.  The Administrative Agent,
               ----------------------------------
     upon determining the Eurodollar Rate for any Interest Period, shall promptly notify by telephone (confirmed in writing) or in writing the Company and the Lenders thereof.

     Section 2.07  Interest Periods.  In connection with each Borrowing of
                   ----------------
Eurodollar Loans, the Company shall elect an Interest Period to be applicable to such Borrowing, which Interest Period shall begin on and include, as the case may be, the date selected by the Company as of the date of the Borrowing pursuant to Section 2.02(a), or at conversion from one Type of Loan to another pursuant to Section 2.11(e), or the date of expiration of the then current Interest Period applicable thereto, and end on but exclude the date which is either one, two, three, six or 12 months thereafter, as selected by the Company; provided that:
--------

          (a)  Business Days. If any Interest Period would otherwise expire on a
               -------------
     day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day, provided, further, that if any Interest
                                   --------  -------
     Period (other than in respect of a Borrowing of Eurodollar Loans the Interest Period of which is expiring pursuant to Section 2.15(b) hereof) would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

          (b)  Month End.  Any Interest Period which begins on the last Business
               ---------
     Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to Section 2.07(c) below, end on the last Business Day of a calendar month;

          (c)  Payment Limitations.  No Interest Period shall extend beyond any
               -------------------
     date that any principal payment or prepayment is scheduled to be due unless the aggregate principal amount of Borrowings which are Borrowings of Base Rate Loans or which have Interest Periods which will expire on or before such date, less the aggregate amount of any other principal payments or prepayments due during such Interest Period, is equal to or in excess of the amount of such principal payment or prepayment; and

          (d)  Maturity Dates.  No Interest Period with regard to Loans shall
               --------------
     extend beyond the Maturity Date.

     Section 2.08  Repayment of Loans.  The Company will pay to the
                   ------------------
Administrative Agent for account of each Lender the outstanding principal amount of each Loan made by such Lender on or before the Maturity Date.

     Section 2.09  Termination or Reduction of Commitments.  The Company may,
                   ---------------------------------------
upon at least 10 Business Days' notice to the Administrative Agent, terminate entirely at any time the unused portions of the Commitments, or proportionately reduce from time to time by an aggregate amount of $1,000,000 or any larger multiple thereof, the unused portions of the Commitments, provided that any such reduction shall apply proportionately to the Commitment of each Lender. If the Commitments are terminated in their entirety, all accrued commitment fees with respect thereto shall be payable on the effective date of such termination. The unused portions of the Commitments once terminated or reduced may not be reinstated.

     Section 2.10  Prepayments.
                   -----------

          (a)  Mandatory Borrowing Base Prepayments.  If, after giving effect to
               ------------------------------------
     any reduction of the Maximum Loan Available Amount as a result of a redetermination or reduction of the Borrowing Base as provided in Section 2.20, the Aggregate Credit Exposure exceeds the amount of such redetermined Borrowing Base, the Company shall:

               (A) within 90 days of the Company's receipt of written notice from the Administrative Agent, either (i) provide additional collateral pursuant to Section 2.24 as security for the Lender Indebtedness, or (ii) pay or prepay the Loans or provide Cover for LC Liabilities, or a combination thereof, in an amount equal to at least 50% of such excess; and

               (B) within 180 days of the Company's receipt of the written notice referred to in Clause (A) of this Section 2.10(a), either (i) provide additional collateral pursuant to Section 2.24 as security for the Lender Indebtedness, or (ii) pay or prepay the Loans or provide cover for LC Liabilities, or a combination thereof, in an amount equal to the remainder of such excess.

     All prepayments pursuant to this Section 2.10(a) shall be applied first to Base Rate Loans and second to such Eurodollar Loans as the Company may designate.

          (b)  Voluntary Prepayments.  The Company may, at its option, at any
               ---------------------
     time and from time to time, prepay Loans, in whole or in part, without premium or penalty (other than funding losses, if any, resulting from such prepayment being made other than on the last day of an Interest Period with respect to any Eurodollar Loan as provided in Section 2.18), upon giving, in the case of a Eurodollar Loan, three Business Days' prior written notice to the Administrative Agent, and, in the case of a Base Rate Loan, one Business Day's prior written notice to the Administrative Agent. Such notice shall be irrevocable and specify the date and amount of prepayment and the Loan or Loans (including the Type thereof) to which such prepayment is to be applicable. The payment amount specified in such notice shall be due and payable on the date specified. Each prepayment of Loans shall be in the minimum principal amount of $1,000,000 or any larger multiple thereof or the aggregate balance outstanding on the applicable Notes. Each prepayment made pursuant to this Section shall be accompanied by any funding losses resulting from such prepayment being made other than on the last day of an Interest Period with respect to any Eurodollar Loan as provided in Section 2.18. Each prepayment shall be applied ratably to prepay the Loans of the several Lenders.

          (c)  Notice by Administrative Agent.  Upon receipt of a notice of
               ------------------------------
     prepayment pursuant to this Section, the Administrative Agent shall promptly notify each Lender of the contents thereof and of such Lender's ratable share of such prepayment.

     Section 2.11  Continuation and Conversion Options.
                   -----------------------------------

          (a)  Continuation.  The Company may elect to continue all or any part
               ------------
     of any Borrowing of Eurodollar Loans beyond the expiration of the then current Interest Period relating thereto by giving Advance Notice to the Administrative Agent of such election, specifying the Eurodollar Loan or portion thereof to be continued and the Interest Period therefor. In the absence of such a timely and proper election with regard to Eurodollar Loans, the Company shall be deemed to have elected to convert such Eurodollar Loan to a Base Rate Loan pursuant to Section 2.11(d).

          (b)  Amounts of Continuations.  All or part of any Eurodollar Loan may
               ------------------------
     be continued as provided herein, provided that any continuation of such Loan shall not result in a Borrowing of Eurodollar Loans in an amount other than $2,000,000 or an integral multiple of $500,000 in excess thereof.

          (c)  Continuation or Conversion Upon Default. If no Default shall have
               ---------------------------------------
     occurred and be continuing, each Eurodollar Loan may be continued or converted as provided in this Section. If a Default shall have occurred and be continuing, the Company shall not have the option to elect to continue any such Eurodollar Loan pursuant to Section 2.11(a) or to convert Base Rate Loans pursuant to Section 2.11(e).

          (d)  Conversion to Base Rate.  The Company may elect to convert any
               -----------------------
     Eurodollar Loan on the last day of the then current Interest Period relating thereto to a Base Rate Loan by giving Advance Notice to the Administrative Agent of such election.

          (e)  Conversion to Eurodollar Rate.  The Company may elect to convert
               -----------------------------
     any Base Rate Loan at any time or from time to time to a Eurodollar Loan by giving Advance Notice to the Administrative Agent of such election, specifying each Interest Period therefor.

          (f)  Amounts of Conversions.  All or any part of the outstanding Loans
               ----------------------
     may be converted as provided herein, provided that any conversion of such Loans shall not result in a Borrowing of Eurodollar Loans in an amount other than $2,000,000 or an integral multiple of $500,000 in excess thereof.

     Section 2.12  Fees.
                   ----

          (a)  Commitments.  The Company shall pay Administrative Agent for the
               -----------
     account of and distribution to each Lender in accordance with its Percentage Share the following commitment fees:

               (i) A commitment fee, which commitment fee shall accrue for the period commencing on the Closing Date to and including the Maturity Date (or such earlier date as the Commitments shall have been terminated entirely). The commitment fee payable pursuant to this
          Section 2.12(a) shall be the product of the applicable Commitment Fee Rate from the table below and the average daily excess amount of the Designated Borrowing Base over the Aggregate Credit Exposure. Such commitment fees shall be payable in arrears on the Quarterly Dates, commencing on the first Quarterly Date to occur after the Closing Date. The rates set forth in the table below are based upon the Company's Maximum Available Amount Utilization Percentage as of any day, where the term "Maximum Available Amount Utilization Percentage" means as of any day, the fraction, expressed as a percentage, the numerator of which is the Aggregate Credit Exposure on such day, and the denominator of which is the Borrowing Base in effect on such day:

               Maximum Available Amount                Commitment Fee
               Utilization Percentage                       Rate
               ------------------------                --------------

               Greater than 66%                         0.375%

               Less than or equal to
               66% but greater than 33%                 0.325%

               Less than or equal to
               33% but greater than 0%                  0.300%

               (ii) An unavailable commitment fee on the daily average difference between the Designated Borrowing Base and the lesser of (A) the Commitments or (B) the Borrowing Base for the period from and including the last Borrowing Base determination date to the earlier of the date the Commitments are terminated or the date of the next Borrowing Base determination at a rate per annum equal to 50% of the applicable rate per annum outlined in clause (i) above.

               (iii) If the Designated Borrowing Base is increased pursuant to the proviso of Section 2.20(e), an additional commitment fee for the period beginning on the most recent regularly scheduled Borrowing Base determination date (pursuant to Section 2.20) to the date on which the Designated Borrowing Base is so increased at the applicable rate per annum set forth in clause (i) above; provided, however, in cases under this clause (iii), the Company shall receive credit for applicable amounts already paid pursuant to clause (ii) above.

          (b)  Letters of Credit.  As consideration for the issuance of any
               -----------------
     Letter of Credit, the Company will pay to the Issuing Bank a fee on the daily average amount available for drawings under each Letter of Credit, in each case for the period from and including the date of issuance of such Letter of Credit to and excluding the date of expiration or termination thereof. The letter of credit fee payable pursuant to this Section 2.12(b) shall be the product of the applicable Letter of Credit Fee Rate from the table below and the average daily amount available for drawings under each Letter of Credit, provided that each Letter of Credit shall bear a minimum fee of $400. Such letter of credit fees shall be payable in arrears on each Quarterly Date. The rates set forth in the table below are based upon the Company's Maximum Available Amount Utilization Percentage as of any day, where the term "Maximum Available Amount Utilization Percentage" means as of any day, the fraction, expressed as a percentage, the numerator of which is the Aggregate Credit Exposure on such day, and the denominator of which is the Borrowing Base in effect on such day:

          Maximum Available Amount                Letter of Credit Fee
          Utilization Percentage                         Rate
          ------------------------                --------------------

          Greater than 66%                         1.50%

          Less than or equal to
          66% but greater than 33%                 1.25%

          Less than or equal to
          33% but greater than 0%                  1.00%


     In addition to the fees set forth above for the benefit of the Lenders, the Company shall pay to the Issuing Bank for its own account (i) a fronting fee in an amount equal to 1/8 of 1% per annum of the face amount of the Letters of Credit outstanding as consideration for capital costs incurred for retaining the full amount of each Letter of Credit issued hereunder on its books, and (ii) with respect to any amendment or transfer of any Letter of Credit and for each drawing made thereunder, documentary and processing charges in accordance with the Issuing Bank's standard schedule for such charges as disclosed to the Company in a letter of even date herewith, as the case may be. Such fees shall be due and payable in arrears on each Quarterly Date.

          (c)  Incremental Borrowing Base Increase.  The Company shall pay
               -----------------------------------
     Administrative Agent for the account of and distribution to each Lender in accordance with its Percentage Share a redetermination fee in an amount equal to 0.100% of each incremental increase in the Borrowing Base (resulting from a redetermination of the Borrowing Base pursuant to Section 2.20); provided, however, such redetermination fee shall be payable only on
            --------  -------
     that portion of such redetermined Borrowing Base which exceeds the highest previous Borrowing Base of $200,000,000, or more.

     Section 2.13  Payments, etc.
                   -------------

          (a)  Without Setoff, etc.  Except as otherwise specifically provided
               -------------------
     herein, all payments under this Agreement shall be made to the Administrative Agent on behalf of the Lenders without defense, set-off or counterclaim to the Administrative Agent not later than 12:30 p.m. (Houston time) on the date when due and shall be made in Dollars in immediately available funds at the Payment Office. The Administrative Agent will promptly thereafter distribute funds in the form received relating to the payment of principal or interest or commitment fees ratably to the Lenders for the account of their respective Lending Offices, and funds in the form received relating to the payment of any other amount payable to any Lender to such Lender for the account of its Lending Office.

          (b)  Non-Business Days.  Whenever any payment to be made hereunder or
               -----------------
     under any Note or any report or information to be delivered hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day (except as otherwise provided in Section 2.07) and, with respect to payments of principal, interest thereon shall be payable at the applicable rate during such extension.

          (c)  Computations.  All computations of interest shall be made on the
               ------------
     basis of a year of 360 days (unless such calculation would result in a usurious rate, in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be) in the case of Base Rate Loans when determined by Section 2.06(a)(ii) and in the case of Eurodollar Loans, and 365 or 366 days (as the case may be) in the case of Base Rate Loans when determined by Section 2.06(a)(i), and all computations of fees shall be made on the basis of a year of 360 days (unless such calculation would result in a usurious rate, in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be), in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable. Each determination by the Administrative Agent of an interest rate or fee hereunder shall, except for manifest error, be final, conclusive and binding for all purposes, provided that such determination shall be made in good faith in a manner generally consistent with the Administrative Agent's standard practice. If the Administrative Agent and the Company determine that manifest error exists, such parties shall correct such error by way of an adjustment to the payment due on the next Quarterly Date.

     Section 2.14  Interest Rate Not Ascertainable, etc.  In the event that the
                   ------------------------------------
Administrative Agent shall have determined (which determination shall be reasonably exercised and shall, absent manifest error, be final, conclusive and binding upon all parties) that on any date for determining the Eurodollar Rate for any Interest Period, by reason of any changes arising after the date of this Agreement affecting the interbank Eurodollar market, or any Lender's position in such market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurodollar Rate, then, and in any such event, the Administrative Agent shall forthwith give notice (by telephone confirmed in writing) to the Company and to the Lenders of such determination. Until the Administrative Agent notifies the Company that the circumstances giving rise to the suspension described herein no longer exist, the obligations of the Lenders to make Eurodollar Loans shall be immediately suspended; any Eurodollar Loan that is requested (by continuation, conversion or otherwise) shall instead be made as a Base Rate Loan, and any outstanding Eurodollar Loan shall be converted, on the last day of the then current Interest Period applicable thereto, to a Base Rate Loan.

     Section 2.15  Illegality.
                   ----------

          (a)  Determinations of Illegality.  In the event that any Lender shall
               ----------------------------
     have determined (which determination shall be reasonably exercised and shall, absent manifest error, be final, conclusive and binding upon all parties) at any time that the making or continuance of any Eurodollar Loan has become unlawful due to the introduction of or any change in or in the interpretation of any applicable law, governmental rule, regulation, guideline or order (whether or not having the force of law and whether or not failure to comply therewith would be unlawful), then, in any such event, the Lender shall give prompt notice (by telephone confirmed in writing) to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to the Company and the other Lenders).

          (b)  Eurodollar Loans Suspended.  Upon the giving of the notice to the
               --------------------------
     Company referred to in Section (a) above, (i) the Company's right to request (by continuation, conversion or otherwise) and such Lender's obligation to make Eurodollar Loans shall be immediately suspended, and any such requested Eurodollar Loan shall instead be made as a Base Rate Loan, and (ii) if the affected Eurodollar Loan or Loans are then outstanding, the Company shall immediately, or if permitted by applicable law, no later than the date permitted thereby, upon at least one Business Day's written notice to the Administrative Agent and the affected Lender, convert each such Eurodollar Loan into a Base Rate Loan, provided that if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this Section.

     Section 2.16  Increased Costs.
                   ---------------

          (a)  Eurodollar Regulations, etc.  If, by reason of (x) after the date
               ---------------------------
     hereof, the introduction of or any change (including, but not limited to, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any law or regulation, or (y) the compliance with any guideline or request made after the date hereof by any central bank or other governmental authority or quasi-governmental authority exercising control over banks or financial institutions generally (whether or not having the force of law):

               (i) any Lender (or its applicable Lending Office) shall be subject to any tax, duty or other charge with respect to its Eurodollar Loans or its obligation to make Eurodollar Loans, or shall change the basis of taxation of payments to any Lender of the principal of or interest on its Eurodollar Loans or its obligation to make Eurodollar Loans (except for changes in the rate of tax on the overall net income or gross receipts of such Lender or its applicable Lending Office imposed by the jurisdiction in which such Lender's principal executive office or applicable Lending Office is located); or

               (ii) any reserve (including, but not limited to, any imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender's applicable Lending Office shall be imposed or deemed applicable or any other condition affecting its Eurodollar Loans or its obligations to make Eurodollar Loans shall be imposed on any Lender or its applicable Lending Office or the interbank Eurodollar market or the secondary certificate of deposit market;

     and as a result thereof there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining Eurodollar Loans (except to the extent already included in the determination of the applicable Eurodollar Rate) or there shall be a reduction in the amount received or receivable by such Lender or its applicable Lending Office, then the Company shall from time to time, upon written notice from and demand by such Lender (with a copy of such notice and demand to the Administrative Agent), pay to such Lender, within 30 days after the date specified in such notice and demand, additional amounts determined by such Lender in a reasonable manner to be sufficient to indemnify such Lender against such increased cost. A certificate as to the amount of such increased cost and the calculation thereof, submitted to the Company and the Administrative Agent by such Lender, shall, except for manifest error, be final, conclusive and binding for all purposes, provided that the determination of such amount shall be made in good faith in a manner generally consistent with such Lender's standard practice.

          (b)  Costs.  If any Lender shall advise the Administrative Agent that
               -----
     at any time, because of the circumstances described in clauses (x) or (y) in Section 2.16(a) or any other circumstances arising after the Effective Date affecting such Lender or the interbank Eurodollar market or such Lender's position in such market, the Eurodollar Rate, as determined in good faith by the Administrative Agent, will not adequately and fairly reflect the cost to such Lender of funding its Eurodollar Loans, then, and in any such event:

               (i) the Administrative Agent shall forthwith give notice (by telephone confirmed in writing) to the Company and to the Lenders of such advice; and

               (ii) the Company's right to request and such Lender's obligation to make Eurodollar Loans shall be immediately suspended, any such Eurodollar Loan that is requested (by continuation, conversion or otherwise) shall instead be made as a Base Rate Loan, and any such outstanding Eurodollar Loan shall be converted, on the last day of the then current Interest Period applicable thereto, to a Base Rate Loan.

          (c)  Capital Adequacy. If, by reason of (i) after the date hereof, the
               ----------------
     introduction of or any change (including, but not limited to, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any law or regulation, or (ii) the compliance with any guideline or request made after the date hereof by any central bank or other governmental authority or quasi-governmental authority exercising control over banks or financial institutions generally (whether or not having the force of law) affects or would affect the amount of capital required to be maintained by any Lender or any corporation controlling such Lender, and the amount of such capital is increased by or based upon the existence of such Lender's Commitment to lend hereunder and other commitments of this type or of the Letters of Credit (or similar contingent obligations), then, within 30 days after written request therefor by such Lender (with a copy of such request to the Administrative Agent), the Company shall pay to such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender for the increased cost of such additional capital in light of such circumstances, to the extent that such Lender reasonably determines such increase in capital to be allocable to the existence of such Lender's Commitment to lend hereunder or to the issuance or maintenance of the Letters of Credit. A certificate as to such amounts and the calculation thereof, submitted to the Company and the Administrative Agent by such Lender, shall be conclusive and binding for all purposes, absent manifest error, provided that the determination of such amount shall be made in good faith in a manner generally consistent with such Lender's standard practice.

          (d)  Issuing Bank.  The rights and benefits of the Lenders under this
               ------------
     Section 2.16 shall also apply to the Issuing Bank in its capacity as such.

          (e)  Notice.  The Company shall not be obligated to compensate any
               ------
     Lender pursuant to this Section 2.16 for any amounts attributable to a period more than 90 days prior to the giving of notice by such Lender to the Company of its intention to seek compensation under this Section 2.16.

     Section 2.17  Change of Lending Office.  Each Lender agrees that it will
                   ------------------------
use reasonable efforts to designate an alternate Lending Office with respect to any of its Eurodollar Loans affected by the matters or circumstances described in Sections 2.14, 2.15 or 2.16 to reduce the liability of the Company or avoid the results provided thereunder, so long as such designation is not disadvantageous to such Lender as determined by such Lender in its sole discretion.

     Section 2.18  Funding Losses.  The Company shall compensate each Lender,
                   --------------
upon its written request (which request shall set forth the basis for requesting such amounts and which request shall be reasonably exercised and shall, absent manifest error, be final, conclusive and binding upon all of the parties hereto), for all losses, expenses and liabilities (including, but not limited to, any interest paid by such Lender to lenders of funds borrowed by it to make or carry its Eurodollar Loans to the extent not recovered by the Lender in connection with the re-employment of such funds and including loss of anticipated profits), which the Lender may sustain (i) if for any reason (other than a default by such Lender) a Borrowing of Eurodollar Loans does not occur on the date specified therefor in a Borrowing Request (whether or not withdrawn), (ii) if any repayment (or conversion pursuant to Section 2.15 or otherwise) of any of its Eurodollar Loans occurs on a date which is not the last day of an Interest Period applicable thereto, or (iii) if, for any reason, the Company defaults in its obligation to repay its Eurodollar Loans when required by the terms of this Agreement.

     Section 2.19  Sharing of Payments, etc.  If any Lender shall obtain any
                   ------------------------
payment or reduction (including, but not limited to, any amounts received as adequate protection of a deposit treated as cash collateral under the Bankruptcy
Code) of any obligation of the Company hereunder (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share of payments or reductions on account of such obligations obtained by all the Lenders, such Lender shall forthwith (i) notify each of the other Lenders and the Administrative Agent of such receipt, and (ii) purchase from the other Lenders such participations in the affected obligations as shall be necessary to cause such purchasing Lender to share the excess payment or reduction, net of costs incurred in connection therewith, ratably with each of them, provided that if all or any portion of such excess payment or reduction is thereafter recovered from such purchasing Lender or additional costs are incurred, the purchase shall be rescinded and the purchase price restored to the extent of such recovery or such additional costs, but without interest. The Company agrees that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Company in the amount of such participation.

     Section 2.20  Borrowing Base.
                   --------------

          (a)  Redetermination Date; Initial Borrowing Base.  The Borrowing Base
               --------------------------------------------
     shall be determined in accordance with Section 2.20(b) by the Determining Lenders and is subject to redetermination in accordance with Section 2.20(d). Upon any redetermination of the Borrowing Base, such redetermination shall remain in effect until the next successive Redetermination Date. "Redetermination Date" means the date that the
                             --------------------
     redetermined Borrowing Base becomes effective subject to the notice requirements specified in Section 2.20(f) both for scheduled redeterminations and unscheduled redeterminations. The amount of the initial Borrowing Base during the period from and after the Closing Date until the first scheduled redetermination of the Borrowing Base, shall be $175,000,000.00.

          (b)  Redetermination.  Upon receipt of the Reserve Report by the
               ---------------
     Determining Lenders, the Determining Lenders will redetermine the Borrowing Base. Such redetermination by the Determining Lenders will be in accordance with their respective normal and customary procedures for evaluating oil and gas reserves and other related assets as such exist at that particular time and will otherwise be in their sole discretion. The Determining Lenders shall propose such redetermined Borrowing Base to the Lenders within 30 days following receipt by the Determining Lenders and the Lenders of the complete Reserve Report. After having received notice of such proposal by the Determining Lenders, the Required Lenders shall have 15 days to agree or disagree with such proposal. If at the end of the 15 days, the Required Lenders have not communicated their approval or disapproval, such silence shall be deemed to be an approval and the Determining Lenders' proposal shall be the new Borrowing Base. If however, the Required Lenders notify Determining Lenders within 15 days of their disapproval, the Required Lenders shall, within a reasonable period of time, agree on a new Borrowing Base. In taking the above actions, each Determining Lender and each Lender shall act in accordance with its normal and customary procedures for evaluating oil and gas reserves and other related assets as such exist at that particular time and will otherwise act in their sole discretion.

          (c)  Exclusion of Certain Properties.  The Administrative Agent may at
               -------------------------------
     any time exclude from the Borrowing Base any Oil and Gas Property or any portion of production therefrom to the extent that (i) such Property cannot at such time be mortgaged or pledged to the Administrative Agent as security for the Lender Indebtedness, or (ii) the representations and warranties contained in Section 4.12 are not true and correct in any material respect at such time with respect to such Property.

          (d)  Time of Redetermination, etc.  So long as any of the Commitments
               ----------------------------
     are in effect and so long as there remains any Credit Exposure as to any Lender, on or around the first Business Day of each April, commencing April 1, 1999 (each being a "Scheduled Redetermination Date"), the Determining
                            ------------------------------
     Lenders shall redetermine the amount of the Borrowing Base in accordance with Section 2.20(b). The Company may from time to time request additional redeterminations of the Borrowing Base from the Determining Lenders, whereupon the Determining Lenders shall redetermine the Borrowing Base in accordance with Section 2.20(b); provided, however, in no event shall the
                                      --------  -------
     Determining Lenders be obligated to grant more than two (2) such requests in any Fiscal Year of the Company. At the reasonable request of the Required Lenders, the Determining Lenders shall redetermine the Borrowing Base; provided, however, only one (1) such request may be made in any
           --------  -------
     Fiscal Year of the Company (exclusive of any reduction in the Borrowing Base pursuant to Section 2.20(c)). Notwithstanding the foregoing, if the Company incurs any Subordinated Indebtedness as permitted by Section 5.03(a)(vi), the Determining Lenders, in their sole discretion, may redetermine the Borrowing Base to account for such Subordinated Indebtedness. In the event of any such unscheduled redetermination, the Determining Lenders shall redetermine the amount of the Borrowing Base in accordance with Section 2.20(b) using the most recently delivered Reserve Report.

          (e)  Designated Borrowing Base.  Upon the Company's receipt of written
               -------------------------
     notice (each a "Borrowing Base Notice") from the Administrative Agent of
                     ---------------------
     the amount of the Borrowing Base then in effect, the Company may accept all or a lesser amount of such Borrowing Base (the "Designated Borrowing Base")
                                                     -------------------------
     by providing written notice to the Administrative Agent (which notice the Administrative Agent shall promptly transmit to the Determining Lenders) of the amount of the Designated Borrowing Base within 5 Business Days following receipt of a Borrowing Base Notice from the Administrative Agent; provided, however, the Designated Borrowing Base shall not be less than the lower of (i) the amount of the Borrowing Base then in effect, or (ii) $75,000,000, and shall not be greater than the lower of (i) the Borrowing Base then in effect, or (ii) the aggregate amount of the Commitments. If the Company does not provide written notice to the Administrative Agent within 5 Business Days following receipt of a Borrowing Base Notice, the Designated Borrowing Base shall be equal to the Borrowing Base as set forth in such Borrowing Base Notice; provided, however, that during each Borrowing Base period and after the expiration of such 5 Business Day period, the Company may adjust the Designated Borrowing Base (subject to the limitations set forth in the first sentence of this Section 2.20(e)) by providing the Administrative Agent with written notice (which notice the Administrative Agent shall promptly transmit to the Determining Lenders) at least 5 Business Days in advance of the effective date of a different Designated Borrowing Base. During the period from and after the Closing Date to and including the effective date of the next designation of the Designated Borrowing Base in accordance with this Section 2.20, the amount of the Designated Borrowing Base shall be $175,000,000.

          (f)  Notice by Administrative Agent.  The Administrative Agent shall
               ------------------------------
     promptly notify in writing the Company of the new Borrowing Base. Any redetermination of the Borrowing Base shall not be in effect until written notice is received by the Company.

     Section 2.21  Taxes.
                   -----

          (a)  Payments Free and Clear.  Any and all payments by the Company
               -----------------------
     under this Agreement or any other Financing Document shall be made, in accordance with Section 2.13, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in
                                                                ---------
     the case of each Lender, the Administrative Agent and the Issuing Bank, taxes imposed on or measured by its income or receipts, and franchise or similar taxes imposed on it, by (i) any jurisdiction (or political subdivision thereof) of which the Administrative Agent, the Issuing Bank or such Lender, as the case may be, is a citizen or resident or in which such Lender has a permanent establishment (or is otherwise engaged in the active conduct of its banking business through an office or a branch) which is such Lender's applicable Lending Office, (ii) the jurisdiction (or any political subdivision thereof) in which the Administrative Agent, the Issuing Bank or such Lender is organized, or (iii) any jurisdiction (or political subdivision thereof) in which such

     Lender, the Issuing Bank or the Administrative Agent is presently doing business which taxes are imposed solely as a result of doing business in such jurisdiction (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities so arising out of payments by the Company being hereinafter referred to as "Taxes"). If the
                                                              -------
     Company shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to the Lenders, the Issuing Bank or the Administrative Agent (i) the sum payable shall be increased by the amount necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.21) such Lender, the Issuing Bank or the Administrative Agent (as the case may be) shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) the Company shall make such deductions, and
     (iii) the Company shall pay the full amount deducted to the relevant taxing authority or other Governmental Authority in accordance with applicable law.

          (b)  Other Taxes.  In addition, the Company agrees to pay any present
               -----------
     or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, any Assignment and Acceptance or any other Financing Document (hereinafter referred to as "Other Taxes").
                                           -----------

          (c)  Indemnification.  The Company will indemnify each Lender, the
               ---------------
     Issuing Bank and the Administrative Agent for the full amount of Taxes and Other Taxes (including, but not limited to, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.21) paid by such Lender or the Issuing Bank or the Administrative Agent (on their behalf or on behalf of any Lender), as the case may be, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted, which are paid or arise no more than 90 days prior to written demand therefor by such lender, issuing bank or the administrative agent. Any payment pursuant to such indemnification shall be made within 30 days after the date any Lender, the Issuing Bank or the Administrative Agent, as the case may be, makes written demand therefor.
     If any Lender, the Issuing Bank or the Administrative Agent receives a refund or credit in respect of any Taxes or Other Taxes for which such Lender, the Issuing Bank or the Administrative Agent has received payment from the Company hereunder it shall promptly notify the Company of such refund or credit and shall, within 30 days after receipt of a request by the Company (or promptly upon receipt, if the Company has requested application for such refund or credit pursuant hereto), pay an amount equal to such refund or credit to the Company without interest (but with any interest so refunded or credited), provided that the Company, upon the request of such Lender, the Issuing

     Bank or the Administrative Agent, agrees to return such refund or credit (plus penalties, interest or other charges) to such Lender, the Issuing Bank or the Administrative Agent in the event such Lender, the Issuing Bank or the Administrative Agent is required to repay such refund or credit.

          (d)  Receipts.  Within 30 days after the date of any payment of Taxes
               --------
     or Other Taxes withheld by the Company in respect of any payment to any Lender, the Issuing Bank or the Administrative Agent, the Company will furnish to the Administrative Agent the original or a certified copy of a receipt evidencing payment thereof.

          (e)  Survival.  Without prejudice to the survival of any other
               --------
     agreement contained herein, the agreements and obligations contained in this Section 2.21 shall survive the payment in full of principal and interest hereunder.

          (f)  Lender Representations.  Each Lender represents that it is either
               ----------------------
     (i) a corporation organized under the laws of the United States of America or any state thereof or (ii) entitled to complete exemption from United States withholding tax imposed on or with respect to any payments, including fees, to be made to it pursuant to this Agreement (A) under an applicable provision of a tax convention to which the United States of America is a party or (B) because it is acting through a branch, agency or office in the United States of America and any payment to be received by it hereunder is effectively connected with a trade or business in the United States of America. Each Lender that is not a corporation organized under the laws of the United States of America or any state thereof agrees to provide to the Company and the Administrative Agent on the Effective Date, or on the date of its delivery of the Assignment and Acceptance pursuant to which it becomes a Lender, and at such other times as required by United States law or as the Company or the Administrative Agent shall reasonably request, two accurate and complete original signed copies of either (A) Internal Revenue Service Form 4224 (or successor form) certifying that all payments to be made to it hereunder will be effectively connected to a United States trade or business (the "Form 4224 Certification") or (B)
                                           -----------------------
     Internal Revenue Service Form 1001 (or successor form) certifying that it is entitled to the benefit of a provision of a tax convention to which the United States of America is a party which completely exempts from United States withholding tax all payments to be made to it hereunder (the "Form
                                                                          ----
     1001 Certification").  In addition, each Lender agrees that if it
     ------------------
     previously filed a Form 4224 Certification it will deliver to the Company and the Administrative Agent a new Form 4224 Certification prior to the first payment date occurring in each of its subsequent taxable years; and if it previously filed a Form 1001 Certification, it will deliver to the Company and the Administrative Agent a new certification prior to the first payment date falling in the third year following the previous filing of such certification. Each Lender also agrees to deliver to the Company and the Administrative Agent such other or supplemental forms as may at any time be required as a result of changes in applicable law or regulation in order to confirm or maintain in effect its entitlement to exemption from United States withholding tax on any payments hereunder, provided that the circumstances of the Lender at the
                         --------
     relevant time and applicable laws permit it to do so. If a Lender determines, as a result of any change in either (i) applicable law, regulation or treaty, or in any official application thereof or (ii) its circumstances, that it is unable to submit any form or certificate that it is obligated to submit pursuant to this Section, or that it is required to withdraw or cancel any such form or certificate previously submitted, it shall promptly notify the Company and the Administrative Agent of such fact. If a Lender is organized under the laws of a jurisdiction outside the United States of America, unless the Company and the Administrative Agent have received a Form 1001 Certification or Form 4224 Certification satisfactory to them indicating that all payments to be made to such Lender hereunder are not subject to United States withholding tax, the Company shall withhold taxes from such payments at the applicable statutory rate, provided that such withholding shall not increase the amount of payments for the account of such Lender to be made by the Company pursuant to
     Section 2.21(a). Each Lender agrees to indemnify and hold harmless from any United States taxes, penalties, interest and other expenses, costs and losses incurred or payable by (i) the Administrative Agent as a result of such Lender's failure to submit any form or certificate that it is required to provide pursuant to this Section or (ii) the Company or the Administrative Agent as a result of their reliance on any such form or certificate which it has provided to them pursuant to this Section.

          (g)  Efforts to Avoid or Reduce.  Any Lender claiming any additional
               --------------------------
     amounts payable pursuant to this Section 2.21 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document requested by the Company or the Administrative Agent or to change the jurisdiction of its applicable Lending Office or to contest any tax imposed if the making of such a filing or change or contesting such tax would avoid the need for or reduce the amount of any such additional amounts that may thereafter accrue and would not, in the sole determination of such Lender, be otherwise disadvantageous to such Lender.

     Section 2.22  Pro Rata Treatment.  Except as required under Section 2.15,
                   ------------------
2.16 or 2.18, each Borrowing, each payment or prepayment of principal of any Borrowing, each payment of interest on the Loans, each payment of the fees, each reduction of the Commitments, and each refinancing of any Borrowing with, conversion of any Borrowing to or continuation of any Borrowing as a Borrowing of any Type shall be allocated ratably and pro rata among the Lenders in accordance with their respective Percentage Shares. Each Lender agrees that in computing such Lender's portion of any Borrowing to be made hereunder, the Administrative Agent may, in its discretion, round each Lender's portion of such Borrowing to the next higher or lower whole dollar amount.

     Section 2.23   Disposition of Proceeds.  Each Mortgage contains (and other
                    -----------------------
Security Instruments may contain) an assignment by the Restricted Subsidiaries party thereto to the

Administrative Agent of all production and all proceeds attributable thereto which may be produced from or allocated to the Oil and Gas Properties described therein and further provides in general for the application of such proceeds to the satisfaction of the indebtedness, liabilities and obligations described therein and secured thereby. Notwithstanding such assignment, the Administrative Agent, the Issuing Bank and the Lenders hereby grant to each such Restricted Subsidiary a license to receive, collect and use the proceeds attributable to such production and agree not to notify the purchaser or purchasers of such production and not to take any other action to cause such proceeds to be remitted to the Agent, the Issuing Bank or the Lenders, in each case unless and until an Event of Default has occurred and is continuing; provided that so long
                                                          --------
as no Event of Default has occurred and is continuing, the Administrative Agent shall execute and deliver a letter in the form of Exhibit E to such Persons as each such Restricted Subsidiary may direct; provided, further, if the Administrative Agent, the Issuing Bank or any Lender shall receive any such proceeds directly from any such purchaser prior to the occurrence and continuation of an Event of Default, then such Person so receiving such proceeds shall notify the applicable Restricted Subsidiary thereof and pursuant to its written instructions shall promptly remit such proceeds to such Restricted Subsidiary.

     Section 2.24   Additional Collateral.  If at any time the Aggregate Credit
                    ---------------------
Exposure exceeds the Borrowing Base then in effect, and the Company does not make the mandatory principal prepayment pursuant to Section 2.10(a), the Company shall, or shall cause one or more Restricted Subsidiaries to grant to the Administrative Agent, as security for the Lender Indebtedness, a first-priority Lien on such additional Properties of the Company or its Restricted Subsidiaries as is acceptable to the Administrative Agent and the Lenders and having a fair market value equal to or greater than the amount of such excess. Such Liens will be created and perfected by and in accordance with the provisions of security agreements, deeds of trust, mortgages, financing statements or other Security Instruments, all in form and substance satisfactory to the Administrative Agent and in sufficient executed (and acknowledged where necessary or appropriate) counterparts for recording purposes.

     Section 2.25   Replacement Lenders.  If any Lender elects to pass through
                    -------------------
to the Company any charge, cost or tax under Sections 2.16 or 2.21 or terminates the availability of Eurodollar Loans for any period of time under Sections 2.14 or 2.15, the Company may elect to terminate such Lender as a party to this Agreement; provided that, prior to or concurrently with such termination, the
           --------
Company must either (i) if the Administrative Agent and each non-terminated Lender consent, pay to the terminated Lender all principal, interest, fees, costs and other Obligations owed to such Lender and accrued though the date of termination and terminate such Lender's Commitment to make Advances hereunder, in which event the Aggregate Commitments shall be reduced by the Commitment of the terminated Lender, or (ii) arrange for one or more Eligible Transferees to purchase the rights and duties of the terminated Lender pursuant to Section 8.07, in which event the terminated Lender will assign all of such rights and duties to such Eligible Transferees.

                                  ARTICLE III
                                  -----------

                        CONDITIONS TO BORROWINGS AND TO
                        -------------------------------
                      PURCHASE, RENEWAL AND REARRANGEMENT
                      -----------------------------------

     The obligation of each Lender to make a Loan or the Issuing Bank to issue a Letter of Credit hereunder is subject to the satisfaction of the following conditions:

     Section 3.01  Closing.  Unless the Effective Date occurs on the Closing
                   -------
Date, the Company shall have delivered to the Administrative Agent (unless waived by the Administrative Agent) at least two (2) Business Days' advance written notice of the proposed Effective Date, which shall be a Business Day after the Closing Date, for the delivery of all instruments, certificates and opinions referred to in Section 3.02 not theretofore delivered.

     Section 3.02  Conditions Precedent to Initial Loan.  At the time of the
                   ------------------------------------
making by such Lender of its initial Loan hereunder or the issuance by the Issuing Bank of the initial Letter of Credit (including, but not limited to, the assumption by the Lenders of the Outstanding Letters of Credit), all obligations of the Company hereunder to the Administrative Agent or any Lender incurred prior to such initial Loan or Letter of Credit (including, but not limited to, the Company's obligation to reimburse the reasonable fees and disbursements of counsel to the Administrative Agent), shall have been paid in full, and the Administrative Agent shall have received the following, each dated as of the Closing Date, in form and substance satisfactory to the Administrative Agent, with an original thereof for the Administrative Agent and with sufficient copies thereof for each Lender (except that in the case of the Notes, the originals thereof will be delivered to the respective Lenders):

         (a)  Notes.  A duly completed and executed Note for each Lender and in
              -----
         each case payable to the order of the Administrative Agent for the benefit of such Lender.

         (b)  Resolutions and Incumbency Certificates.
              ---------------------------------------

              (i) Certified copies of the resolutions of the Board of Directors (or equivalent body) of the Company and its Subsidiaries that are parties to any Financing Document approving, as appropriate, the Loans, the Notes, this Agreement and the other Financing Documents, and all other documents, if any, to which the Company or such Subsidiary is a party evidencing partnership or corporate authorization, as the case may be, with respect to such documents;

              (ii) a certificate of the Secretary or an Assistant Secretary or other appropriate officer of the Company certifying (A) the name, title and true signature of each officer of such Person authorized to execute the Notes, this Agreement, Applications and the other
         Financing Documents to which it is a party, (B) the name, title and true signature of each officer of such Person authorized to provide the certifications required pursuant to this Agreement including, but not limited to, certifications required pursuant to Section 5.02, and Borrowing Requests, and (C) that attached thereto is a true and complete copy of the Articles of Incorporation and Bylaws of the Company, as amended to date, and a recent certificate of good standing and valid existence; and

              (iii) a certificate of the Secretary or an Assistant Secretary of each Subsidiary that is a party to any Financing Document certifying (x) the name, title and true signature of the officers of each Subsidiary authorized to execute each such Financing Document to which it is a party, and (y) that attached thereto is a true and complete copy of the articles of incorporation and bylaws of such Subsidiary, as amended to date, and recent certificates of good standing and valid existence.

         (c)  Opinion of Counsel.  An opinion of counsel from Thompson & Knight,
              ------------------
     P.C., counsel to the Company and each Restricted Subsidiary, addressed to the Administrative Agent, the Issuing Bank and each of the Lenders and covering such matters the Administrative Agent may reasonably request.

         (d)  The Security Instruments.  Each of the Security Instruments
              ------------------------
     including, without limitation:

              (i)    amendments and supplements to each Mortgage;

              (ii)   the Stock Pledges, duly completed and executed;

              (iii)  the Guaranty Agreements, duly completed and executed;

              (iv) each of the other Security Instruments listed on attached Exhibit F; and

              (v) Financing Statements, as appropriate, to perfect the security interests created by the Security Instruments.

         (e)  Assumption Agreement.  The Administrative Agent shall have
              --------------------
     received a duly completed and executed copy of the Assumption Agreement.

         (f)  Insurance.   A certificate of insurance coverage of the Company
              ---------
     evidencing that the Company is carrying insurance in accordance with
     Section 5.01(e).

         (g)  Miscellaneous.  Such other documents or conditions precedent which
              -------------
     the Administrative Agent may reasonably have requested or require in its sole discretion.

     Section 3.03  Conditions Precedent to Each Loan.  At the time of the
                   ---------------------------------
making by such Lender of each Loan, including the initial Loan but not including continuations or conversions pursuant to Section 2.11 (before as well as after giving effect to such Loan and to the proposed use of the proceeds thereof):

         (a)  Notes.  The Company shall have issued, executed and delivered the
              -----
     Notes;

         (b)  No Default.  There shall exist no Default or Event of Default;
              ----------

         (c)  Representations and Warranties.  Except for facts timely disclosed
              ------------------------------
     to the Administrative Agent from time to time in writing, not materially more adverse to the Company and its Subsidiaries than those existing on the Effective Date, all representations and warranties contained herein and in the other Financing Documents executed and delivered on or after the date hereof shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Loan; and

         (d)  Documentation.  The Administrative Agent shall have received such
              -------------
     other documents as the Administrative Agent or any Lender or special counsel to the Administrative Agent may reasonably request, all in form and substance satisfactory to the Administrative Agent.

     Each Borrowing Request submitted by the Company, and the acceptance by the Company of the proceeds of such Borrowing (but not including continuations or conversions pursuant to Section 2.11), shall constitute a representation and warranty by the Company, as of the date of the Loans comprising such Borrowing, that the conditions specified in Sections 3.03(b) and (c) have been satisfied.

     Section 3.04  Recordings.  Within 10 days after the Closing Date, the
                   ----------
Security Instruments and accompanying financing statements covering the Mortgaged Property or relating to the Stock Pledges requiring filing or recording ,or other notices related thereto if necessary or appropriate, shall have been duly sent for delivery by the Administrative Agent or its counsel to be filed in the appropriate offices for filing or recording of such financing statements.

                                  ARTICLE IV
                                  ----------

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     In order to induce the Lenders to enter into this Agreement, the Company represents and warrants to the Lenders (which representations and warranties will survive the delivery of the Notes) that:

     Section 4.01  Existence.  (a) The Company is a corporation duly formed and
                   ---------
legally existing under the laws of the State of Delaware and is duly qualified in all jurisdictions wherein the Property owned or the business transacted by it makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect.

     (b) Each Restricted Subsidiary is a corporation, partnership or limited liability company duly organized, legally existing and in good standing under the laws of the jurisdiction in which it is incorporated or formed and is duly qualified as a foreign corporation or to do business in all jurisdictions wherein the Property owned or the business transacted by it makes such qualifications necessary, except where the failure to be so qualified would not have a Material Adverse Effect.

     Section 4.02  Power and Authorization.  The Company is authorized and
                   -----------------------
empowered to create and issue the Notes; the Company and each of its Restricted Subsidiaries are duly authorized and empowered to execute, deliver and perform the Financing Documents, including this Agreement, to which they respectively are parties; and all partnership or corporate action, as the case may be, on the Company's part requisite for the due creation and issuance of the Notes and on the Company's and each of its Restricted Subsidiaries' respective part requisite for the due execution, delivery and performance of the Financing Documents, including this Agreement, to which the Company and each of its Restricted Subsidiaries respectively are parties has been duly and effectively taken.

     Section 4.03  Binding Obligations.  This Agreement does, and the Notes and
                   -------------------
other Financing Documents to which the Company and each of its Restrictive Subsidiaries respectively are parties upon their creation, issuance, execution and delivery will, when issued and delivered under this Agreement, constitute valid and binding obligations of the Company and each such Subsidiary that is a party thereto, respectively, and will be enforceable in accordance with their respective terms (except that enforcement may be subject to any applicable bankruptcy, insolvency or similar laws generally affecting the enforcement of creditors' rights and subject to the general principles of equity).

     Section 4.04  No Legal Bar or Resultant Lien.  The Notes and the other
                   ------------------------------
Financing Documents, including this Agreement, to which the Company or any of its Restricted Subsidiaries is a party do not and will not violate or create a default under any provisions of the articles or certificate of incorporation or bylaws or partnership agreements, as applicable, of the Company or any of its Restricted Subsidiaries, or any material contract, agreement, instrument or Governmental

Requirement to which the Company or any of its Restricted Subsidiaries is subject, or result in the creation or imposition of any Lien upon any Properties of the Company or any of its Restricted Subsidiaries, other than those violations and defaults that would not affect the Company's or its Restricted Subsidiaries' use of such Properties or those permitted by this Agreement.

     Section 4.05  No Consent.  Except as set forth on Schedule 4.05 or such
                   ----------
filings as are required to perfect a Lien securing the Lender Indebtedness, the Company's and each of its Restricted Subsidiaries' respective execution, delivery and performance of the Notes and the other Financing Documents, including this Agreement, to which the Company and each such Subsidiary respectively are parties do not require notice to or filing or registration with, or the authorization, consent or approval of or other action by any other Person, including, but not limited to, any Governmental Authority.

     Section 4.06  Financial Information.
                   ---------------------

         (a)  Financial Statements.  The audited consolidated balance sheet of
              --------------------
     the Company and its Consolidated Subsidiaries as of December 31, 1998, and the related audited consolidated statements of income, retained earnings and cash flows for the Fiscal Year ended on such date, true copies of which have been previously delivered to each of the Lenders, fairly present the consolidated financial condition of the Company and its Consolidated Subsidiaries as at the date thereof and the consolidated results of operations for such period, in accordance with GAAP applied on a consistent basis.

         (b)  No Material Adverse Effect.  Since December 31, 1998, there has
              --------------------------
     been no event or occurrence that could reasonably be expected to have a Material Adverse Effect.

     Section 4.07  Investments and Guaranties.  At the date of this Agreement,
                   --------------------------
neither the Company nor any of its Restricted Subsidiaries has made investments in or advances to any Person or guaranties of the obligations of any Person that is not a Subsidiary of the Company, except those permitted by Section 5.03(e), and those reflected in the Financial Statements or described in Schedule 4.07.

     Section 4.08  Litigation.  Except as set forth in Schedule 4.08, there is
                   ----------
no action, suit or proceeding, or any governmental investigation or any arbitration, in each case pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries or any material Property of any thereof before any court or arbitrator or any Governmental Authority which (i) challenges the validity of this Agreement, any Note, any Application, or any of the other Financing Documents or (ii) could reasonably be expected to have a Material Adverse Effect.

     Section 4.09  Federal Reserve Regulations.  Neither the Company nor any of
                   ---------------------------
its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock (within the meaning of Regulation U or X) and no part of the proceeds of any Loan hereunder will be used to buy or carry any Margin Stock. Neither the Company nor any Person acting on behalf of the Company has taken any action which would cause the Notes or any of the Financing Documents, including this Agreement, to violate Regulation U or X or any other regulation of the Board of Governors of the Federal Reserve System or to violate Section 7 of the Securities and Exchange Act of 1934, as amended, (or any successor thereto) or any rule or regulation thereunder, in each case as now in effect or as the same may hereinafter be in effect.

     Section 4.10  Compliance with ERISA.  Except as set forth in Schedule
                   ---------------------
4.10, or as otherwise from time to time disclosed to the Lenders in writing, neither the Company, any of its Subsidiaries nor any ERISA Affiliate sponsors, maintains or contributes to, or has at any time in the six-year period preceding the date of this Agreement sponsored, maintained or contributed to, any Plan, including, but not limited to, any Plan which is a "multi-employer plan" as such term is defined in Section 3(37) or 4001(a)(3) of ERISA. No act, omission or transaction has occurred which could result in imposition on the Company, any of its Subsidiaries or any ERISA Affiliate (whether directly or directly) of (i) either a civil penalty assessed pursuant to Sections 502(c) or 502(i) of ERISA or a tax imposed pursuant to Section 4975 of the Code, or (ii) breach of fiduciary duty liability damages under Section 409 of ERISA, which in each case would have a Material Adverse Effect.

     Section 4.11  Taxes; Governmental Charges.  The Company and its Restricted
                   ---------------------------
Subsidiaries have filed all tax returns and reports required to be filed and have paid all material taxes, assessments, fees and other governmental charges levied upon any of them or upon any of their respective Properties or income which are due and payable, including interest and penalties, or have provided adequate reserves for the payment thereof if required in accordance with GAAP for the payment thereof, except such interest and penalties as are being contested in good faith by appropriate actions or proceedings and for which adequate reserves for the payment thereof as required by GAAP have been provided.

     Section 4.12  Title and Liens.  The most recently delivered Reserve Report
                   ---------------
reflects, without material error, the aggregate net revenue interest of the Company and its Restricted Subsidiaries in each Property reported on therein and the aggregate share of the operating expenses applicable to each such Property for which the Company and its Restricted Subsidiaries are liable. The Company and its Restricted Subsidiaries have indefeasible title to such Properties, in accordance with customary standards in the oil and gas business in the relevant area of operations, subject only to defects and irregularities which do not materially and adversely affect the value of such Properties or the ability of the Company or a Restricted Subsidiary to possess and sell the production therefrom. Such Properties are not subject to any Liens other than those permitted under this Agreement or the other Financing Documents.

     Section 4.13  Defaults.  Neither the Company nor any of its Restricted
                   --------
Subsidiaries is in default nor has any event or circumstance occurred which, but for the passage of time or the giving of notice, or both, would constitute a default under any loan or credit agreement, indenture, mortgage, deed of trust, security agreement or other instrument or agreement evidencing or pertaining to any Indebtedness of the Company or any of its Restricted Subsidiaries, or under any material agreement or instrument to which the Company or any of its Restricted Subsidiaries is a party or by which the Company or any of its Restricted Subsidiaries is bound, except as disclosed to the Lenders in Schedule 4.13 or except for those defaults which would not reasonably be expected to have a Material Adverse Effect. No Default hereunder has occurred and is continuing.

     Section 4.14  Casualties; Taking of Properties.  Since the date of the
                   --------------------------------
Financial Statements, neither the business nor the Properties of the Company or any of its Restricted Subsidiaries have been affected in a manner that has had or would reasonably be expected to have a Material Adverse Effect as a result of any fire, explosion, earthquake, flood, drought, windstorm, accident, strike or other labor disturbance, embargo, requisition or taking of Property or cancellation of contracts, permits or concessions by any domestic or foreign government or any agency thereof, riot, activities of armed forces or acts of God or of any public enemy.

     Section 4.15  Compliance with the Law.  Neither the Company nor any of its
                   -----------------------
Restricted Subsidiaries:

         (a)  is in violation of any Governmental Requirement; or

         (b) has failed to obtain any license, permit, franchise or other governmental authorization necessary to the ownership of any of their respective Properties or the conduct of their respective business;

which violation or failure would reasonably be expected to have a Material Adverse Effect.

     Section 4.16  No Material Misstatements.  No information, exhibit or
                   -------------------------
report furnished to the Administrative Agent or the Lenders by or at the direction of the Company or any of its Subsidiaries in connection with the negotiation of this Agreement, when such statement is considered with all other written statements furnished to the Lenders in that connection, contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statement contained therein not misleading.

     Section 4.17  Investment Company Act.  The Company is not an "investment
                   ----------------------
company" or a company "controlled" by an "investment company" that is incorporated in or organized under the laws of the United States or any "State," as those terms are defined in the Investment Company Act of 1940, as amended. The execution and delivery by the Company and its Subsidiaries of this Agreement and the other Financing Documents to which they respectively are parties and their respective performance of the obligations provided for therein, will not result in a violation of the Investment Company Act of 1940, as amended.

     Section 4.18  Public Utility Holding Company Act.  The Company is not a
                   ----------------------------------
"holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," or a "public-utility company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     Section 4.19  Subsidiaries.  Except as disclosed in writing to
                   ------------
Administrative Agent, (a) the Company has no Subsidiaries except those shown in Exhibit B hereto, which exhibit is complete and accurate, (b) the Company owns the equity interests of the Subsidiaries as listed in such Exhibit B, and (c) each Restricted Subsidiary and Unrestricted Subsidiary is designated as such on Exhibit B.

     Section 4.20  Insurance.  Schedule 4.20 attached hereto contains an
                   ---------
accurate and complete description of all material policies of fire, liability, workmen's compensation, casualty, flood and other forms of insurance owned or held by the Company and each of its Subsidiaries as of the Closing Date. All such policies or equivalent replacement policies are in full force and effect, all premiums with respect thereto have been paid in accordance with their respective terms, and no notice of cancellation or termination has been received with respect to any such policy. Such policies or equivalent replacement policies are sufficient for compliance with all requirements of law and of all agreements to which the Company or any of its Subsidiaries is a party; are valid, outstanding and enforceable policies; provide adequate insurance coverage in at least such amounts and against at least such risks (but including in any event public liability) as are usually insured against in the same general area by companies engaged in the same or a similar business for the assets and operations of the Company and each of its Subsidiaries; and will not in any way be affected by, or terminate or lapse by reason of, the transactions contemplated by this Agreement. Schedule 4.20, as the same may from time to time be amended or supplemented, identifies all material risks, if any, which the Company and its Subsidiaries and their respective Board of Directors or officers have designated as being self insured. Neither the Company nor any of its Subsidiaries has been unable to obtain any insurance with respect to its assets or operations, nor has its coverage been limited below usual and customary policy limits during the last three years.

     Section 4.21  Mortgaged Property.  After taking into effect the
                   ------------------
Proposed/Recent Sales, the discounted present value of the Mortgaged Property constitutes at least 80% of the aggregate discounted present value (as reasonably determined by the Administrative Agent) of all Oil and Gas Properties described in and covered by the engineering or other written reports which have previously been delivered to and relied upon by the Lenders in connection with this Agreement. The Company shall have the right to designate which Oil and Gas Properties shall constitute Mortgaged Properties, subject to the requirements in the preceding sentence.

     Section 4.22  Gas Imbalances.  Except as disclosed to the Administrative
                   --------------
Agent in Schedule 4.22, or as otherwise disclosed to the Administrative Agent from time to time in order to be taken into account in determining the Borrowing Base, there are no gas imbalances, take or pay or other prepayments owed by the Company in excess of $5,000,000 in the aggregate with respect to any of the Oil and Gas Properties of the Company and its Subsidiaries (or in the case of any of such Oil and Gas Properties operated by a Person other than the Company or its Subsidiaries, to the best of the Company's knowledge) which would require the Company or its Subsidiaries to deliver Hydrocarbons produced from any of such Oil and Gas Properties at some future time without then or thereafter receiving full payment therefor.

     Section 4.23  Environmental Matters.
                   ---------------------

         (a)  Environmental Laws, etc.  Neither any Property of the Company or
              -----------------------
     its Subsidiaries nor the operations conducted thereon violate any applicable order of any court or Governmental Authority or Environmental Laws, which violation would reasonably be expected to have a Material Adverse Effect or which would reasonably be expected to result in remedial obligations having a Material Adverse Effect assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to the relevant Property.

         (b)  No Litigation.  Without limitation of Section 4.23(a) above,
              -------------
     except as disclosed on Schedule 4.08, no Property of the Company or its Subsidiaries nor the operations currently conducted thereon or by any prior owner or operator of such Property or operation, are in violation of or subject to any existing, pending or threatened action, suit, investigation, inquiry or proceeding by or before any court or Governmental Authority or to any remedial obligations under Environmental Laws, which violation, action, suit, investigation, inquiry or proceeding would reasonably be expected to have a Material Adverse Effect or which would reasonably be expected to result in remedial obligations having a Material Adverse Effect assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to the relevant Property.

         (c)  Notices, Permits, etc.  All notices, permits, licenses or similar
              ---------------------
     authorizations, if any, required to be obtained or filed by the Company or its Subsidiaries in connection with the operation or use of any and all Property of the Company or its Subsidiaries, including but not limited to past or present treatment, storage, disposal or release of a hazardous substance or solid waste into the environment, have been duly obtained or filed except to the extent the failure to obtain or file such notices, permits, licenses or similar authorizations would not reasonably be expected to have a Material Adverse Effect or which would not reasonably be expected to result in remedial obligations having a Material Adverse Effect assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to the relevant Property.

         (d)  Hazardous Substances Carriers.  All hazardous substances or solid
              -----------------------------
     waste generated at any and all Property of the Company or its Subsidiaries have in the past been transported, treated and disposed of only by carriers maintaining valid permits under RCRA and any other Environmental Law, except to the extent the failure to have such substances or waste transported, treated or disposed by such carriers would not reasonably be expected to have a Material Adverse Effect, and only at treatment, storage and disposal facilities maintaining valid permits under RCRA and any other Environmental Law, which carriers and facilities have been and are operating in compliance with such permits, except to the extent the failure to have such substances or waste treated, stored or disposed at such facilities, or the failure of such carriers or facilities to so operate, would not reasonably be expected to have a Material Adverse Effect or which would reasonably be expected to result in remedial obligations having a Material Adverse Effect assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to the relevant Property.

         (e)  Hazardous Substances Disposal.  The Company and its Subsidiaries
              -----------------------------
     have taken all reasonable steps necessary to determine and have determined that no hazardous substances or solid waste have been disposed of or otherwise released and there has been no threatened release of any hazardous substances on or to any Property of the Company or its Subsidiaries except in compliance with Environmental Laws, except to the extent the failure to do so would not reasonably be expected to have a Material Adverse Effect or which would not reasonably be expected to result in remedial obligations having a Material Adverse Effect assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to the relevant Property.

         (f)  OPA Requirements.  Except to the extent the failure to so comply
              ----------------
     would not have a Material Adverse Effect, to the extent applicable, the Company and its Subsidiaries have complied with all design, operation and equipment requirements imposed by OPA or scheduled to be imposed by OPA during the term of this Agreement, and the Company does not have reason to believe that either it or its Subsidiaries will not be able to maintain such compliance with OPA requirements during the term of this Agreement.

         (g)  No Contingent Liability.  The Company and its Subsidiaries have no
              -----------------------
     material contingent liability in connection with any release or threatened release of any hazardous substance or solid waste into the environment which at any one time and from time to time would reasonably be expected to exceed by more than $5,000,000 applicable insurance coverage, indemnities, or the reserves for the payment thereof which have been established as required by GAAP, or which would reasonably be expected to result in remedial obligations having a Material Adverse Effect assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to such release or threatened release.

     Section 4.24  Year 2000.  Any reprogramming (of which the Company has
                   ---------
knowledge) required to permit the proper functioning in and following the year 2000, of (i) the Company's and its Subsidiaries' computer systems and (ii) equipment containing embedded microchips (including systems and equipment supplied by others or by vendors and suppliers with which Company's or its Subsidiaries' systems interface) and the testing of all such systems and equipment, as so reprogrammed, will be completed by September 30, 1999. The cost to the Company and its Subsidiaries of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Company and its Subsidiaries (including, without limitation, reprogramming errors and the failure of others' systems or equipment) will not result in a Default or a Material Adverse Effect. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of the Company and its Subsidiaries are and, with ordinary course upgrading and maintenance, will continue to be, sufficient to permit the Company and its Subsidiaries to conduct their respective business without Material Adverse Effect.


                                   ARTICLE V
                                   ---------

                                   COVENANTS
                                   ---------

     Section 5.01  Certain Affirmative Covenants.  So long as any Lender has
                   -----------------------------
any Commitment hereunder or any Loan remains unpaid or any Credit Exposure remains outstanding, the Company will, and will cause each of its Restricted Subsidiaries to, at all times comply with the following covenants:

         (a)  Maintenance and Compliance, etc.  The Company will and will cause
              -------------------------------
     each of its Restricted Subsidiaries to (i) except as permitted by Section 5.03(c), preserve and maintain its corporate, limited liability company or partnership, as the case may be, existence, rights and franchises, and (ii) observe and comply in all material respects with all Governmental Requirements, except where failure to do so could not reasonably be expected to have a Material Adverse Effect.

         (b)  Payment of Taxes and Claims, etc.  The Company will pay, and
              --------------------------------
     cause each of its Restricted Subsidiaries to pay, (i) all taxes, assessments and governmental charges imposed upon it or upon its Property, and (ii) all claims (including, but not limited to, claims for labor, materials, supplies or services) which would, if unpaid, become a Lien upon its Property, unless, in each case, the validity or amount thereof is being contested in good faith by appropriate action or proceedings and the Company has established adequate reserves in accordance with GAAP with respect thereto.

         (c)  Further Assurances.  The Company will and will cause each of its
              ------------------
     Restricted Subsidiaries to cure promptly any defects in the creation and issuance of the Notes, and the execution and delivery of the Financing Documents, including this Agreement. The Company at its expense will, as promptly as practical, execute and deliver to the Administrative Agent or the Issuing Bank upon request all such other and further documents, agreements and instruments (or cause any of its Restricted Subsidiaries to take such action) in compliance with or performance of the covenants and agreements of the Company or any of its Restricted Subsidiaries in the Financing Documents, including this Agreement, or to further evidence and more fully describe the collateral, if any, intended as security for the Notes or other Lender Indebtedness, or to correct any omissions in the Financing Documents, or more fully to state the security obligations, if any, set out herein or in any of the Financing Documents, or to perfect, protect or preserve any Liens created pursuant to any of the Financing Documents, or to make any recordings, to file any notices, or obtain any consents, all as may be necessary or appropriate in connection therewith.

         (d)  Performance of Obligations.  The Company will pay the Notes
              --------------------------
     according to the reading, tenor and effect thereof; and the Company will do and perform every act and discharge all of the obligations provided to be performed and discharged by the Company under the Financing Documents, including this Agreement, at the time or times and in the manner specified, and cause each of its Restricted Subsidiaries to take such action with respect to their obligations to be performed and discharged under the Financing Documents to which they respectively are parties.

         (e)  Insurance.  The Company and its Restricted Subsidiaries will
              ---------
     maintain or cause to be maintained, with financially sound and reputable insurers, insurance with respect to their respective Properties and business against such liabilities, casualties, risks and contingencies and in such types and amounts (including deductibles, co-insurance and self-insurance) as is customary in the case of Persons engaged in the same or similar businesses and similarly situated. Upon request of the Administrative Agent, the Company will furnish or cause to be furnished to the Administrative Agent from time to time a summary of the insurance coverage of the Company and its Restricted Subsidiaries in form and substance reasonably satisfactory to the Administrative Agent and if requested will furnish the Administrative Agent copies of the applicable policies. In the case of any fire, accident or other casualty causing loss or damage to any Properties of the Company or any of its Restricted Subsidiaries, the proceeds of such policies shall be used, in the Company's sole discretion, (i) to reasonably promptly repair or replace the damaged Property, or (ii) to prepay the Lender Indebtedness. The Company will obtain endorsements to the policies pertaining to all physical Properties in which the Administrative Agent or the Lenders shall have a Lien under the Financing Documents, naming the Administrative Agent as a loss payee and containing provisions that such policies will not be cancelled without 30 days prior written notice endeavoring to have been given by the insurance company to the Administrative Agent.

         (f)  Accounts and Records.  The Company will keep and will cause each
              --------------------
     of its Restricted Subsidiaries to keep proper books of record and account in which full, true and correct entries will be made of all financial or business dealings or transactions in relation to their respective business and activities.

         (g)  Right of Inspection.  The Company will permit and will cause each
              -------------------
     of its Restricted Subsidiaries to permit any officer, employee or agent of the Administrative Agent or any of the Lenders to visit and inspect any of the Properties of the Company or any of its Restricted Subsidiaries, examine the Company's or any such Restricted Subsidiary's books of record and accounts, take copies and extracts therefrom, and discuss the affairs, finances and accounts of the Company or any of its Restricted Subsidiaries with the Company's or such Restricted Subsidiary's officers, accountants and auditors, as often and all at such reasonable times during normal business hours as may be reasonably requested by the Administrative Agent or any of the Lenders.

         (h)  Operation and Maintenance of Property and Compliance with Leases.
              ----------------------------------------------------------------
     Subject to Section 5.01(i), the Company will, and will cause each of its Restricted Subsidiaries to, operate its material Properties or cause its material Properties to be operated in accordance with prudent industry practice and in compliance with all material terms and provisions of all applicable leases, contracts and agreements and in compliance with all applicable proration and conservation laws of the jurisdiction in which such Properties may be situated, and all applicable laws, rules and regulations of every other agency and authority from time to time constituted to regulate the development and operation of such Properties, and as to any Oil and Gas Properties, the production and sale of Hydrocarbons and other minerals therefrom.

         (i)  Certain Additional Assurances Regarding Maintenance and Operation
              -----------------------------------------------------------------
     of Properties.  With respect to those Properties of the Company or a
     -------------
     Restricted Subsidiary of the Company which are being operated by operators other than the Company or a Restricted Subsidiary, the Company or such Subsidiary shall not be obligated, itself, to perform any undertakings contemplated by the covenants and agreements contained in Sections 5.01(b), 5.01(e), and 5.01(h) which are performable only by such operators and are beyond the control of the Company or such Subsidiary; however, the Company agrees to promptly take and to cause such Subsidiary to promptly take all reasonable actions available under any operating agreements or otherwise to bring about the performance of any such undertakings required to be performed under such Sections.

         (j)  Designation of Restricted Subsidiaries.  If at any time the
              --------------------------------------
     Company, with the approval of the Administrative Agent, designate any one or more Subsidiaries of the Company to be Restricted Subsidiaries, the Company shall cause any such newly designated Restricted Subsidiaries to execute, upon such designation, a Guaranty Agreement and cause the parent of such Restricted Subsidiary to execute a stock pledge in substantially the same form as the Stock Pledges executed in connection with this Agreement prior to such designation.

         (k)  Payment of Charters and Tariffs.  The Company will pay, and will
              -------------------------------
     cause each of its Subsidiaries to pay before or when due the amount owed for the time charter of any tanker or barge used to transport feedstocks, blendstocks or refined products, unless in each case, the validity or amount thereof is being contested in good faith by appropriate action or proceedings and the Company has established appropriate reserves in accordance with GAAP.

         (l)  Environmental Covenant.  The Company shall, and shall cause each
              ----------------------
     of its Restricted Subsidiaries to, operate its Property in such a manner that its Property and all operations conducted thereon will at all times be in compliance with all Environmental Laws except to the extent the failure to comply therewith would not reasonably be expected to have a Material Adverse Effect. The Company shall promptly notify the Administrative Agent in writing of any existing, pending or threatened action, investigation or inquiry by any Governmental Authority concerning the Company or any Restricted Subsidiary in connection with its Property under any Environmental Laws which would reasonably be expected to have a Material Adverse Effect.

     Section 5.02  Reporting Covenants.  So long as any Lender has any
                   -------------------
Commitment hereunder or any Loan remains unpaid or any Credit Exposure remains outstanding, the Company will furnish to each Lender:

         (a)  Annual Financial Statements.  As soon as available and in any
              ---------------------------
     event within 90 days after the end of each Fiscal Year of the Company an audited consolidated balance sheet of the Company and its Consolidated Subsidiaries as at the end of such year and the related audited consolidated statements of income, retained earnings and cash flows of the Company and its Consolidated Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all in reasonable detail and accompanied by a report thereon of independent public accountants of recognized national standing acceptable to the Administrative Agent, which such report shall state that such consolidated financial statements present fairly the consolidated financial condition as at the end of such Fiscal Year, and the consolidated results of operations and cash flows for such Fiscal Year, of the Company and its Consolidated Subsidiaries in accordance with GAAP, applied on a consistent basis. At the same time, an unaudited consolidating balance sheet of the Company and its Consolidated Subsidiaries as at the end of such year and related unaudited consolidating statements of income for such Fiscal Year, accompanied by a certification thereon of a Responsible Officer, stating that such consolidating financial statements form the basis of the Company's consolidated financial statements and are fairly stated in all material respects when considered in relation thereto.

         (b)  Quarterly Financial Statements.  As soon as available and in any
              ------------------------------
     event within 45 days after the end of each Fiscal Quarter of the Company an unaudited consolidated balance sheet of the Company and its Consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income, retained earnings and cash flows of the Company and its Consolidated Subsidiaries for such Fiscal Quarter and for the portion of the Company's Fiscal Year ended at the end of such quarter, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the Company's previous Fiscal Year, all in reasonable detail and certified by a Responsible Officer that such financial statements fairly present the consolidated financial condition as at the end of such Fiscal Quarter, and the consolidated results of operations and cash flows for such Fiscal Quarter and such portion of the Company's Fiscal Year, of the Company and its Consolidated Subsidiaries in accordance with GAAP (subject to normal, year-end adjustments). At the same time, an unaudited consolidating balance sheet of the Company and its Consolidated Subsidiaries at the end of such Fiscal Quarter and related unaudited consolidating statements of income, for the portion of the Company's Fiscal Year ended at such quarter accompanied by a certification from a Responsible Officer that such consolidating financial statements form the basis of the Company's consolidated financial statements and are fairly stated in all material respects when considered in relation thereto.

         (c)  No Default/Compliance Certificate.  Together with the financial
              ---------------------------------
     statements required pursuant to subsections (a) and (b) above, a certificate of a Responsible Officer (i) stating that a review of such financial statements during the period covered thereby and of the activities of the Company and its Subsidiaries has been made under such Responsible Officer's supervision with a view to determining whether the Company and its Subsidiaries have fulfilled all of their obligations under this Agreement, the other Financing Documents, and the Notes; (ii) stating that the Company and its Subsidiaries have fulfilled their obligations under such instruments and that all representations made in this Agreement continue to be true and correct (or specifying the nature of any change) in all material respects, or if there shall be a Default or Event of Default, specifying the nature and status thereof and the Company's proposed response thereto; and (iii) containing or accompanied by such financial or other details, information and material as the Administrative Agent may reasonably request to evidence such compliance.

         (d)  Auditors' No Default Certificate; Management Letters.  Together
              ----------------------------------------------------
     with the financial statements required pursuant to subsection (a) above and subject to any standards and restrictions imposed by the Financial Accounting Standards Board or other similar authority, a certificate of the independent public accountants who audited such financial statements to the effect that their audit has not disclosed the existence of an Event of Default or a Default under this Agreement, or if such audit did disclose an Event of Default or a Default hereunder, specifying the nature thereof; and copies of each management letter issued to the Company by such accountants promptly following consideration or review by the Board of Directors of the Company, or any committee thereof (together with any response thereto prepared by the Company).

         (e)  Engineering Reports.
              -------------------

              (i) As soon as practicable after December 31st of each year, commencing December 31, 1998, but in no event later than March 1st of each year one or more reports (collectively, the "Reserve Report") in
                                                           --------------
         form and substance satisfactory to the Administrative Agent prepared by Williamson Petroleum Consultants, or other independent petroleum consultant(s) reasonably acceptable to the Administrative Agent (the previous acceptability to the Administrative Agent of an independent petroleum consultant not specified above shall have no bearing on such consultant's present or future acceptability), which Reserve Report shall evaluate at least 80% (in present value) of the Proved Hydrocarbon Reserves attributable to Oil and Gas Properties of the Company and its Restricted Subsidiaries as of each such date and which shall, together with any other information reasonably requested by the Administrative Agent, set forth the total Proved Hydrocarbon Reserves by accepted and customary reserve category attributable to such Oil and Gas Properties, together with a projection of the rate of production and future net income with respect thereto as of each such date.

              (ii) Promptly following the Company's receipt of a written request from the Administrative Agent (but no more than once per year), a report in form and substance satisfactory to the Administrative Agent prepared by the Company evaluating the Proved Hydrocarbon Reserves included in the Oil and Gas Properties of the Company and its Restricted Subsidiaries as of such date and which shall, together with any other information reasonably requested by any Lender (through the Administrative Agent), set forth the total Proved Hydrocarbon Reserves by accepted and customary reserve category attributable to such Oil and Gas Properties, together with a projection of the rate of production and future net income with respect thereto as of each such date.

         (f)  Notice of Certain Events.  Promptly after the Company learns of
              ------------------------
     the receipt or occurrence of any of the following, a certificate of a Responsible Officer specifying (i) any official notice of any violation, possible violation, non-compliance or possible non-compliance, or claim made by any Governmental Authority pertaining to all or any part of the Properties of the Company or any of its Restricted Subsidiaries which would reasonably be expected to have a Material Adverse Effect; (ii) any event which constitutes a Default or Event of Default, together with a detailed statement specifying the nature thereof and the steps being taken to cure such Default or Event of Default; (iii) the receipt of any notice from, or the taking of any other action by, the holder of any promissory note, debenture or other evidence of indebtedness in excess of $1,000,000 of the Company or any of its

     Restricted Subsidiaries with respect to a claimed default, together with a detailed statement specifying the notice given or other action taken by such holder and the nature of the claimed default and what action the Company or its Restricted Subsidiary is taking or proposes to take with respect thereto; (iv) any notice of termination or other proceedings or actions which could reasonably be expected to adversely affect any of the Financing Documents; (v) the creation, dissolution, merger or acquisition of any Restricted Subsidiary of the Company with material operations; (vi) any event or condition which violates any Environmental Law and which would reasonably be expected to have a Material Adverse Effect or which would reasonably be expected to result in remedial obligations having a Material Adverse Effect, assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to such event or condition; or (vii) any event or condition which would reasonably be expected to have a Material Adverse Effect.

         (g)  Communications.  Promptly upon the mailing thereof, copies of all
              --------------
     financial statements, reports, notices proxy and other statements mailed to all of the Company's shareholders or the SEC.

         (h)  Litigation.  Promptly after (i) the occurrence thereof, notice of
              ----------
     the institution of or any material adverse development in any action, suit or proceeding or any govern mental investigation or any arbitration, before any court or arbitrator or any governmental or administrative body, agency or official, against the Company, any Restricted Subsidiary or any material Property of any thereof; or (ii) actual knowledge thereof, notice of the threat of any such action, suit, proceeding, investigation or arbitration, in either case in which the amount involved is material and is not covered by insurance or which, if adversely determined, would have a Material Adverse Effect.

         (i)  ERISA.  Promptly after (i) the Company's obtaining knowledge of
              -----
     the occurrence thereof, notice that an ERISA Termination Event or a "prohibited transaction," as such term is defined in Section 406 of ERISA or Section 4975 of the Code, with respect to any Plan has occurred, which such notice shall specify the nature thereof, the Company's proposed response thereto and, where known, any action taken or proposed by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto, and (ii) the Company's obtaining knowledge thereof, copies of any notice of the PBGC's intention to terminate or to have a trustee appointed to administer any Plan.

         (j)  Other Information.  With reasonable promptness, such other
              -----------------
     information about the business and affairs and financial condition of the Company or its Subsidiaries as the Administrative Agent or any Lender acting through the Administrative Agent, may reasonably request from time to time.

         (k)  Amendments to Partnership Agreement.  If the Partnership Agreement
              -----------------------------------
     of TRLP is amended or restated, promptly furnish a certified true and complete copy of the amended or restated Partnership Agreement.

     Section 5.03  Certain Negative Covenants.  So long as any Lender has any
                   --------------------------
Commitment hereunder or any Loan remains unpaid or any Credit Exposure remains outstanding, neither the Company nor any Restricted Subsidiary will:

         (a)  Indebtedness.  Create, incur, assume or suffer to exist, or
              ------------
     permit any of its Restricted Subsidiaries to create, incur, assume or suffer to exist, any Indebtedness, other than:

              (i)    the Lender Indebtedness;

              (ii) Indebtedness outstanding on the date hereof which is set out in the Company's financial statements referred to in Section 4.06(a) or on Schedule 5.03(a) and any renewal, extension, refinancing or refunding of such Indebtedness; provided that (A) the principal amount of such Indebtedness that renews, extends, refinances or refunds any such Indebtedness shall not exceed the principal amount of such renewed, extended, refunded or refinanced Indebtedness, and (B) the Indebtedness that renews, extends, refinances or refunds such Indebtedness is scheduled to mature no earlier than the Indebtedness being renewed, extended, refunded or refinanced;

              (iii)  in addition to that described in the other clauses in this
         Section 5.03(a), (A) unsecured Indebtedness, and (B) Indebtedness secured by Property purchased or leased with the proceeds of such Indebtedness (so long as such Property is not part of the BB Properties), provided that the aggregate outstanding principal amount of all such Indebtedness, plus the aggregate principal amount of any cash collateral securing any Hedge Agreements, do not exceed $25,000,000 at any time;

              (iv) Indebtedness existing in connection with Hedge Agreements, provided that any Hydrocarbon Swap Agreements in the aggregate, after taking into account all offsetting Hedge Agreements, shall not exceed 85% of the anticipated production from Proved Developed Hydrocarbon Reserves during the term of the hedge transaction, and that any Interest Rate Swap Agreements in the aggregate, after taking into account all offsetting Hedge Agreements, shall not exceed the anticipated outstanding principal balance of the Indebtedness to be hedged by such agreements;

              (v) unsecured intercompany Subordinated Indebtedness provided by any Restricted Subsidiary to the Company or by the Company to any Restricted Subsidiary;

              (vi) subject to the provisions of Section 2.20(d) unsecured Subordinated Indebtedness; and

              (viii) Indebtedness in respect of surety bonds up to the maximum aggregate principal amount of $15,000,000 at any one time outstanding.

         (b)  Liens.  Create, incur, assume or suffer to exist any Lien on any
              -----
     of its Property now owned or hereafter acquired to secure any Indebtedness of any Person, other than:

              (i) Liens existing on the date hereof and set out on Schedule 5.03(b);

              (ii)   Liens securing the Lender Indebtedness;

              (iii) Liens for taxes, assessments or other governmental charges or levies not yet past due or which are being contested in good faith by appropriate action or proceedings and with respect to which adequate reserves are being maintained;

              (iv) Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen, repairmen, workmen, and other similar Liens imposed by law or created in the ordinary course of business for amounts which are not past due for more than 90 days or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves in accordance with GAAP are being maintained;

              (v) Liens (other than any inchoate Lien imposed by ERISA) incurred or deposits or pledges made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, old age or other similar obligations, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

              (vi) easements, rights-of-way, restrictions, servitudes, permits, reservations, exceptions, conditions, covenants and other similar charges or encumbrances not interfering with the ordinary conduct of the business of the Company or any of its Restricted Subsidiaries;

              (vii) any Lien securing Indebtedness, neither assumed nor guaranteed by the Company or any of its Restricted Subsidiaries nor on which it customarily pays interest, existing upon real estate or rights in or relating to real estate acquired by the Company or any Restricted Subsidiary for substation, metering station, pump station, storage, gathering line, transmission line, transportation line, distribution line or for right-of-way purposes, and any Liens reserved in leases for rent and for compliance with the terms of the leases in the case of leasehold estates, to the extent that any such Lien referred to in this clause
         (vii) does not materially impair the use of the Property covered by such Lien for the purposes of which such Property is held by the Company or any of its Restricted Subsidiaries;

              (viii) Liens reserved in oil, gas and/or mineral leases for bonus or rental payments and for compliance with the terms of such leases and Liens reserved in operating agreements, farm-out and farm-in agreements, exploration agreements, development agreements and other similar agreements for compliance with the terms of such agreements;

              (ix) defects, irregularities and deficiencies in title of any rights of way or other Property of the Company or any Restricted Subsidiary which in the aggregate do not materially impair the use of such rights of way or other Property for the purposes for which such rights of way and other Property are held by the Company or any Restricted Subsidiary, and defects, irregularities and deficiencies in title to any Property of the Company or its Restricted Subsidiaries, which defects, irregularities or deficiencies have been cured by possession under applicable statutes of limitation;

              (x) royalties, overriding royalties, revenue interests, net revenue interests, production payments (other than production payments granted or created by the Company or any Restricted Subsidiary in connection with the borrowing of money), advance payment obligations (other than obligations in respect of advance payment received by the Company or any Restricted Subsidiary in connection with the borrowing of money) and other similar burdens now existing on Oil and Gas Properties now owned or, as to Properties hereafter acquired, at the time of acquisition by the Company or any of its Restricted Subsidiaries;

              (xi) Liens arising out of all presently existing and future division and transfer orders, advance payment agreements, processing contracts, gas processing plant agreements, operating agreements, gas balancing or deferred production agreements, pooling, unitization or communitization agreements, pipeline, gathering or transportation agreements, platform agreements, drilling contracts, injection or repressuring agreements, cycling agreements, construction agreements, salt water or other disposal agreements, leases or rental agreements (but only as otherwise not prohibited by this Agreement), farm-out and farm-in agreements, exploration and development agreements, and any and all other contracts or agreements covering, arising out of, used or useful in connection with or pertaining to the exploration, development, operation, production, sale, use, purchase, exchange, storage, separation, dehydration, treatment, compression, gathering, transportation, processing, improvement, marketing, disposal or handling of any Property of the

         Company or its Restricted Subsidiaries, provided such agreements are entered into in the ordinary course of business and contain terms customary for such agreements in the industry;

              (xii) Liens on Properties of the Company or its Restricted Subsidiaries (on which a Lien securing the Lender Indebtedness does not exist) securing Indebtedness described in Sections 5.03(a)(iii); or

              (xiii) Liens on Properties of the Company or its Restricted Subsidiaries in favor of the Administrative Agent or any Lender securing indebtedness, obligations and liabilities of the Company in favor of any Lender pursuant to any Hedge Agreement.

         (c)  Mergers, Sales, etc.  Merge into or with or consolidate with, or
              -------------------
     permit any of its Restricted Subsidiaries to merge into or with or consolidate with, any other Person, or sell, lease or otherwise dispose of, or permit any of its Restricted Subsidiaries to sell, lease or otherwise dispose of (whether in one transaction or in a series of related transactions) all or a material part of its Property to any other Person; except for:

              (i) any merger or consolidation which does not result in a Change of Control, so long as the Company is the survivor in each such merger or consolidation, the survivor assumes all of the Company's obligations and liabilities to the Lenders, the Issuing Bank and the Administrative Agent under or in connection with the Lender Indebtedness and the Financing Documents, pursuant to written agreements in form and substance satisfactory to the Administrative Agent;

              (ii) any merger or consolidation of one Subsidiary of the Company with one or more other Subsidiaries of the Company, and any merger of a Subsidiary of the Company into the Company; provided that
                                                                 --------
         any merger or consolidation of an Unrestricted Subsidiary with a Restricted Subsidiary shall require the prior written consent of the Required Lenders and, if such consent is given, a Restricted Subsidiary shall be the surviving entity; or

              (iii) any lease, sale or other transfer of (A) equipment which is worthless or obsolete; (B) inventory (including oil and gas and seismic data) sold in the ordinary course of business; (C) any Oil and Gas Properties sold, leased or otherwise transferred for fair market value, provided that the aggregate fair market value of all BB Properties so sold does not exceed $20,000,000 in the aggregate in any Fiscal Year of the Company without the prior written consent of the Required Lenders; and (D) equity interests in Unrestricted Subsidiaries;

     provided, however, that in each case (other than the sale, lease or
     --------  -------
     transfer of Property described in Section 5.03(c)(iii)(A) and (B) and Oil and Gas Properties that are not BB Properties), immediately thereafter and giving effect thereto, no event shall occur and be continuing which constitutes a Default or an Event of Default. The Administrative Agent shall, upon the Company's request, release all of its and the Lenders' Liens on any Property sold as permitted under this Section 5.03(c).

         (d)  Distribution, etc.  Make any distribution of profits or purchase,
              -----------------
     redeem or otherwise acquire for value any of its capital stock now or hereafter outstanding, return any capital to its shareholders, or make any distribution of its assets to its shareholders as such; provided, however,
                                                             --------  -------
     (i) so long as no Default or Event of Default has occurred and is continuing hereunder and no Borrowing Base deficiency exists, the Company may make distributions not to exceed $5,000,000 in the aggregate in any Fiscal Year, and the Company from time to time may purchase up to and including $35,000,000 in the aggregate (as determined from and after May 12, 1997) of its issued and outstanding common stock, (ii) Restricted Subsidiaries of the Company may make distributions to the Company, and
     (iii) a Restricted Subsidiary which is not a corporation may make distributions to its partners or members, as applicable, for the payment of cash taxes due over and payable by such partners or members as a result of their interests in such Restricted Subsidiary.

         (e)  Investments, Loans, etc.  Make or permit any loans to or
              -----------------------
     investments in any Person, or permit any of its Restricted Subsidiaries to make or permit any loans to or investments in any such Person (it is hereby agreed to and understood that acquisitions of Oil and Gas Properties and related assets shall not be deemed an investment in a Person for purposes of this Agreement), other than:

              (i) investments, loans or advances, the material details of which have been set forth in the Financial Statements or are disclosed to the Administrative Agent in Schedule 4.07;

              (ii) investments in direct obligations of the United States of America or any agency thereof maturing within 1 year after acquisition;

              (iii) investments in certificates of deposit with maturities not later than 1 year from the date of deposit thereof, issued by any Lender or any commercial banks in the United States having capital and surplus in excess of $200,000,000, and whose certificates of deposit have at least the third highest credit rating given by either Standard & Poor's Ratings Group or Moody's Investors Service, Inc.;

              (iv) investments in commercial paper, maturing within 270 days after acquisition thereof, rated in the highest or second highest credit rating given by either Standard & Poor's Ratings Group or Moody's Investors Service, Inc.;

              (v) money market funds which are approved by the Administrative Agent, in its discretion;

              (vi) investments in the equity interests of any Person (other than an individual or an Unrestricted Subsidiary) engaged in the oil and gas business, provided that no such equity investment shall violate 5.03(h);

              (vii) investments in owner occupied real estate used, in whole or in part, by the Company or any Restricted Subsidiary in the conduct of its business not to exceed $10,000,000 at any one time outstanding;

              (viii) any other investments in any Person (other than Unrestricted Subsidiaries) not described in the foregoing clauses (i)-
         (vii), which in the aggregate do not exceed $10,000,000;

              (ix) loans made to employees of the Company for the purposes of funding the exercise of outstanding options to purchase equity interests in the Company not to exceed $11,000,000 in the aggregate at any one time outstanding;

              (x) loans to or investments in Restricted Subsidiaries or in the Company; and

              (xi) loans to or investments in Unrestricted Subsidiaries of the Company not to exceed in the aggregate at any one time outstanding an amount equal to $10,000,000.

         (f)  Lease Payments.  Except for (i) oil and gas lease obligations
              --------------
     permitted under Section 5.03(a), and (ii) lease obligations (excluding Capital Lease Obligations) existing under leases for oil field equipment and tools rented in the ordinary course of business for a duration of less than one year; create, incur, assume or suffer to exist, nor permit any of its Subsidiaries to create, incur, assume or suffer to exist, any obligation for the payment of rent or hire of Property of any kind whatsoever (real or personal), whether directly or as a guarantor, if, after giving effect thereto, the aggregate amount of all payments required to be made by the Company and its Subsidiaries on a consolidated basis pursuant to such leases or lease agreements (excluding Capital Lease Obligations) would exceed $2,500,000 in any calendar year.

         (g)  Sales and Leasebacks.  Enter into, or permit any of its
              --------------------
     Restricted Subsidiaries to enter into, any arrangement, directly or indirectly, with any Person whereby the Company or any such Restricted Subsidiary shall sell or transfer any Property, whether now owned or hereafter acquired, and whereby the Company or any such Restricted Subsidiary shall then or thereafter rent or lease as lessee such Property or any part thereof or other Property which the Company or any such Subsidiary intends to use for substantially the same purpose or purposes as the Property sold or transferred.

         (h)  Nature of Business.  Permit any material change to be made in the
              ------------------
     character of the business of the Company and the Restricted Subsidiaries taken as a whole, as carried on at the date hereof, except as may be permitted pursuant to this Agreement.

         (i)  ERISA Compliance.
              ----------------

              (i) Engage in, or permit any ERISA Affiliate to engage in, any transaction in connection with which the Company, a Subsidiary of the Company or any ERISA Affiliate could be subjected to either a civil penalty assessed pursuant to Sections 502(c) or 502(i) of ERISA or a tax imposed by Section 4975 of the Code, except where such assessment or imposition would not reasonably be expected to have Material Adverse Effect;

              (ii) Terminate, or permit any ERISA Affiliate to terminate, any Plan in a manner, or take any other action with respect to any Plan, which would reasonably be expected to result in any material liability of the Company, a Subsidiary of the Company or any ERISA Affiliate to the PBGC;

              (iii) Fail to make, or permit any ERISA Affiliate to fail to make, full payment when due of all amounts which, under the provisions of any Plan, agreement relating thereto or applicable law, the Company, a Subsidiary of the Company or any ERISA Affiliate is required to pay as contributions thereto, except where the failure to make such payments would not reasonably be expected to have Material Adverse Effect;

              (iv) Permit to exist, or allow any ERISA Affiliate to permit to exist, any accumulated funding deficiency within the meaning of
         Section 302 of ERISA or Section 412 of the Code, whether or not waived, with respect to any Plan, except where the existence of such a deficiency would not reasonably be expected to have a Material Adverse Effect;

              (v) Contribute to or assume an obligation to contribute to, or permit any ERISA Affiliate to contribute to or assume an obligation to contribute to, any "multi-employer plan" as such term is defined in
         Section 3(37) or 4001(a)(3) of ERISA;

              (vi) Acquire, or permit any ERISA Affiliate to acquire, an interest in any Person that causes such Person to become an ERISA Affiliate with respect to the Company or a Subsidiary of the Company or with respect to any ERISA Affiliate of the Company or a Subsidiary of the Company if such Person sponsors, maintains or contributes to, or at any time in the six-year period preceding such acquisition has sponsored, maintained, or contributed to, any "multi-employer plan" as such term is defined in Section 3(37) or 4001(a)(3) of ERISA;

              (vii) Fail to pay, or cause to be paid, to the PBGC in a timely manner, and without incurring any late payment or underpayment charge or penalty, all premiums required pursuant to Sections 4006 and 4007 of ERISA, except where such failure would not reasonably be expected to have a Material Adverse Effect; or

              (viii) Amend, or permit any ERISA Affiliate to amend, a Plan resulting in an increase in current liability such that the Company, a Subsidiary of the Company or any ERISA Affiliate is required to provide security to such Plan under Section 401(a)(29) of the Code.

         (j)  Proceeds of Loans.  Use any proceeds of the Loans for any purpose
              ------------------
     other than (i) to renew, rearrange and modify the outstanding principal balance owing under the Prior Notes, (ii) to acquire, exploit or develop Oil and Gas Properties, and (iii) for general corporate purposes. The Letters of Credit shall be used only for the purposes provided in Section
     2.03. Neither the Company nor any Person acting on behalf of the Company will take any action which might cause the Notes or any of the Financing Documents, including this Agreement, to violate Regulation U or X or any other regulation of the Board of Governors of the Federal Reserve System or to violate Section 7 of the Securities and Exchange Act of 1934, as amended, (or any successor thereto) or any rule or regulation thereunder, in each case as now in effect or as the same may hereinafter be in effect.

         (k)  Transactions with Affiliates.  Except as otherwise permitted in
              ----------------------------
     this Agreement, enter into any transaction or series of transactions, or permit any of its Restricted Subsidiaries to enter into any transaction or series of transactions, with Affiliates of the Company or its Restricted Subsidiaries which involve an outflow of money or other Property from the Company or its Restricted Subsidiaries to an Affiliate of the Company or its Restricted Subsidiaries, including but not limited to repayment of Indebtedness, management fees, compensation, salaries, asset purchase payments or any other type of fees or payments similar in nature, other than on terms and conditions substantially as favorable to the Company and its Restricted Subsidiaries as would be obtainable by the Company and its Restricted Subsidiaries in a reasonably comparable arm's-length transaction with a Person other than such an Affiliate of the Company or its Restricted Subsidiaries. Notwithstanding the foregoing, the restrictions set forth in this Section 5.03(k) shall not apply to the payment of reasonable and customary fees to directors of the Company who are not employees of the Company or to the payment of reasonable financial advisory and similar fees to equity investors in the Company or its Subsidiaries who are not employees, and references in this Section 5.03(k) to "Affiliates" shall not include the Company and its Restricted Subsidiaries themselves.

           (l) Unconditional Purchase Obligations.  Enter into or be a party to,
               ----------------------------------
     or permit any of its Restricted Subsidiaries to enter into or be a party to, any contract for the purchase of materials, supplies or other property or services, if such contract requires that payment be made by it regardless of whether or not delivery is ever made of such materials, supplies or other property or services.

           (m) Creation of Subsidiaries.  Except for joint ventures and
               ------------------------
     partnerships entered into in the ordinary course of the Company's business, create or permit any Subsidiary to create, any new Subsidiaries without prior written notice to the Administrative Agent, and, if any such new Subsidiary is a Restricted Subsidiary, such Restricted Subsidiary shall promptly execute and deliver to the Administrative Agent a Guaranty Agreement.

           (n) Debt Ratio. The Company shall maintain one of the following:
               ----------

           (n) Debt Ratio.  The Company shall be  in compliance with at least
               ----------
     one of the two following subsections (i) and (ii) as determined as of the end of each Fiscal Quarter of the Company. So long as the Company is in compliance with one of such subsections as of any such Fiscal Quarter end, it shall not be considered a Default, an Event of Default or a breach of this Agreement in any way if the Company is not in compliance with both of such subsections as of such Fiscal Quarter end.

          (i)   Debt Coverage Ratio. The Company will not permit the Debt Ratio
                -------------------
     as of the end of any Fiscal Quarter of the Company (calculated quarterly at the end of each Fiscal Quarter) to be greater than 5.00 to 1.00. For purposes of this Section 5.03(n)(i), "Debt Ratio" shall mean the ratio of
     (x) Funded Indebtedness of the Company and its Restricted Subsidiaries at the end of each Fiscal Quarter of the Company, to (y) EBITDA for the four Fiscal Quarters ending on such date.

          (ii)  Long Term Funded Indebtedness to Total Capitalization. The
                -----------------------------------------------------
     Company will not permit the ratio of Consolidated Long Term Funded Indebtedness to Consolidated Total Capitalization to be greater than 65% at any time. For purposes of this Section 5.03(n)(ii):

               (A) "Consolidated Long Term Funded Indebtedness" shall mean
                    ------------------------------------------
          Funded Indebtedness of the Company and its Restricted Subsidiaries which by its terms or by the terms of any instrument or agreement relating thereto matures, or which is otherwise payable or unpaid, one year or more from, or is directly or indirectly renewable or extendible at the option of the obligor in respect thereof to a date one year or more (including, without limitation, an option of such obligor under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of one year or more) from, the date of creation thereof, provided that Consolidated Long Term Funded Indebtedness shall include as at any date of determination, current maturities of Consolidated Long Term Funded Indebtedness, and

               (B) "Consolidated Total Capitalization" shall mean the sum of (x)
                    ---------------------------------
          Consolidated Long Term Funded Indebtedness and (y) the consolidated stockholders' equity in the Company and its Consolidated Subsidiaries, after adjusting such consolidated stockholders' equity by excluding treasury stock and further excluding the after-tax effects on retained earnings of (1) all non-cash write-ups and write-downs of assets after March 31, 1999 that are required by Financial Accounting Standards Board Statement No. 121 and (2) all write-downs of assets after March 31, 1999 that are caused by impairment, surrender or abandonment of unproved properties and are required by Financial Accounting Standards Board Statement No. 19.

          (o) Interest Coverage Ratio.  The Company will not permit the
              -----------------------
     Interest Coverage Ratio as of the end of any Fiscal Quarter of the Company (calculated quarterly at the end of each Fiscal Quarter) to be less than
     2.50 to 1.00.  For the purposes of this Section 5.03(o), "Interest Coverage
                                                               -----------------
     Ratio" shall mean the ratio of (i) EBITDA for the four Fiscal Quarters
     -----
     ending on such date to (ii) cash interest payments made for such four Fiscal Quarters by the Company and its Restricted Subsidiaries.

          (p) Current Ratio.  The Company will not permit its ratio of (i)
              -------------
     consolidated current assets to (ii) consolidated current liabilities (excluding current maturities of the Notes) to be less than 1.0 to 1.0 at any time. As used in this Section 5.03(p) "current assets" shall mean the sum of all assets of a Person which under GAAP would be classified as current assets plus any unused credit available hereunder (i.e., the Designated Borrowing Base less the Aggregate Credit Exposure), and "current liabilities" shall mean all liabilities of a Person which under GAAP would be classified as current liabilities.

          (q) Prepayment of Subordinated Indebtedness.  Neither the Company nor
              ---------------------------------------
     any Restricted Subsidiary shall make any prepayments of Subordinated Indebtedness permitted under Section 5.03(a)(vi), except using the proceeds of other Subordinated Indebtedness allowed under such Section 5.03(a)(vi) which is issued or incurred at substantially the same time as such prepayment but only if no Event of Default has occurred which is continuing hereunder.

                                  ARTICLE VI
                                  ----------

                         EVENTS OF DEFAULT AND REMEDIES
                         ------------------------------

     Upon the occurrence and during the continuance of any of the following specified events (each an "Event of Default"):
                           ----------------

     Section 6.01  Payments.  (a) The Company shall fail to pay when due
                   --------
(including, but not limited to, by mandatory prepayment required pursuant to Section 2.10) any principal of any Loan or any Note, or any Reimbursement Obligation; or (b) the Company shall fail to pay when due any interest on any Loan or Note, any fee or any other amount payable hereunder, and such failure to pay shall continue unremedied for a period of three Business Days;

     Section 6.02  Covenants Without Notice.  The Company shall fail to observe
                   ------------------------
or perform any covenant or agreement contained in Sections 5.02(f)(ii) or
Section 5.03;

     Section 6.03  Other Covenants.  The Company shall fail to observe or
                   ---------------
perform any covenant or agreement contained in this Agreement or contained in any Financing Document other than this Agreement, other than those referred to in Sections 6.01 or 6.02, and, if capable of being remedied, such failure shall remain unremedied for 30 days after the earlier of (i) the Company's obtaining knowledge thereof, or (ii) written notice thereof shall have been given to the Company by the Administrative Agent;

     Section 6.04  Other Financing Document Obligations.  Default in any
                   ------------------------------------
material respect is made in the due observance or performance by any Restricted Subsidiary of the Company of any of the covenants or agreements contained in any Financing Document to which they are a party, and, if capable of being remedied, such default continues unremedied 30 days after the earlier of (i) such Restricted Subsidiary, obtaining knowledge thereof, or (ii) written notice thereof shall have been given to such Restricted Subsidiary by the Administrative Agent;

     Section 6.05  Representations.  Any representation, warranty or statement
                   ---------------
made or deemed to be made by the Company or any Restricted Subsidiary of the Company or any of such Company's, or Subsidiary's officers herein or in any other Financing Document, or in any certificate, request or other document furnished pursuant to or under this Agreement or any other Financing Document, shall have been incorrect in any material respect as of the date when made or deemed to be made;

     Section 6.06  Non-Payments of Other Indebtedness.  The Company or any of
                   ----------------------------------
its Restricted Subsidiaries shall fail to make any payment or payments of principal of or interest on any Indebtedness of the Company or such Subsidiary in excess of $2,500,000 in the aggregate (other than the Lender Indebtedness when due (whether at stated maturity, by acceleration, on demand or otherwise) after giving effect to any applicable grace period;

     Section 6.07  Defaults Under Other Agreements.  The Company or any of its
                   -------------------------------
Restricted Subsidiaries shall fail to observe or perform any covenant or agreement contained in any agreement(s) or instrument(s) relating to Indebtedness of $2,500,000 or more in the aggregate within any applicable grace period, or any other event shall occur, if the effect of such failure or other event is to accelerate the maturity of $2,500,000 or more in the aggregate of such Indebtedness; or $2,500,000 or more in the aggregate of any such Indebtedness shall be, as a result of such failure or other event, required to be prepaid (other than by a regularly scheduled required prepayment) in whole or in part prior to its stated maturity;

     Section 6.08  Bankruptcy.  The Company or any of its Restricted
                   ----------
Subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy" as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is
                            ---------------
commenced against the Company or any of its Restricted Subsidiaries and the petition is not controverted within 10 days, or is not stayed or dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or any substantial part of the property of the Company or any of its Restricted Subsidiaries; or the Company or any of its Restricted Subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or such Restricted Subsidiary or there is commenced against the Company or any of its Restricted Subsidiaries any such proceeding which remains unstayed or undismissed for a period of 60 days; or the Company or any of its Restricted Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any of its Restricted Subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its Property to continue undischarged or unstayed for a period of 60 days; or the Company or any of its Restricted Subsidiaries makes a general assignment for the benefit of creditors; or the Company or any of its Restricted Subsidiaries shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company or any of its Restricted Subsidiaries shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate action is taken by the Company or any of its Restricted Subsidiaries for the purpose of effecting any of the foregoing;

     Section 6.09  ERISA.  A Plan shall fail to maintain the minimum funding
                   -----
standard required by Section 412 of the Code for any plan year or a waiver of such standard is sought or granted under Section 412(d), or a Plan is, shall have been or is likely to be, terminated or the subject of termination proceedings under ERISA, or the Company or an ERISA Affiliate has incurred or is likely to incur a liability to or on account of a Plan under Section 515, 4062, 4063, 4064, 4201 or 4204 of ERISA, and there shall result from any such event or events either a liability or a material risk of incurring a liability to the PBGC or a Plan, which will have a Material Adverse Effect;

     Section 6.10  Money Judgment.  A judgment or order for the payment of
                   --------------
money in excess of $1,000,000 or that would otherwise have a Material Adverse Effect shall be rendered against the Company or any of its Restricted Subsidiaries and such judgment or order shall continue unsatisfied in accordance with the terms of such judgment or order (in the case of a money judgment) and in effect for a period of 30 days during which execution shall not be effectively stayed or deferred (whether by action of a court, by agreement or otherwise);

     Section 6.11  Security Instruments.  The material terms of the Security
                   --------------------
Instruments after delivery thereof shall for any reason, except to the extent permitted by the terms thereof, cease to be in full force and effect and valid, binding and enforceable (except as enforceability may be limited as stated in Section 4.03) in accordance with their terms, or cease to create a valid and perfected Lien of the priority contemplated thereby on any of the collateral purported to be covered thereby, or the Company or any of its Restricted Subsidiaries (or any other Person who may have granted or purported to grant such Lien) shall so state in writing;

     Section 6.12  Mandatory Prepayments.  The Company shall fail to make any
                   ---------------------
mandatory prepayment required by Section 2.10; or

     Section 6.13  Change in Control.  The occurrence of a Change in Control,
                   -----------------
other than any merger or consolidation permitted by Section 5.03(c);

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent, upon the written or telex request of the Majority Lenders, shall, by written notice to the Company, take any or all of the following actions, without prejudice to the rights of the Administrative Agent, any Lender or the holder of any Note, to enforce its claims against the Company and: (i) declare the Commitment and other lending obligations, if any, terminated, whereupon the Commitment and other lending obligations, if any, of each Lender shall terminate immediately; or (ii) declare the entire principal amount of and all accrued interest on all Lender Indebtedness then outstanding to be due, whereupon the same shall become, forthwith due and payable without presentment, demand, protest, notice of protest or dishonor, notice of acceleration, notice of intent to accelerate or other notice of any kind, all of which are hereby expressly waived by the Company, and thereupon take such action as it may deem desirable under and pursuant to the Financing Documents; provided, that, if an Event of Default specified in Section 6.08 shall occur with respect to the Company, the result which would occur upon the giving of written notice by the Administrative Agent to the Company, as specified in clauses (i) and (ii) above, shall occur automatically without the giving of any such notice.

                                  ARTICLE VII
                                  -----------

                            THE ADMINISTRATIVE AGENT
                            ------------------------

      Section 7.01  Appointment of Administrative Agent.  Each Lender and the
                    -----------------------------------
Issuing Bank hereby designate Chase Bank of Texas, National Association, as Administrative Agent to act as herein specified. Each Lender and the Issuing Bank hereby irrevocably authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement, the Notes, and the other Financing Documents and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Administrative Agent may perform any of its duties hereunder by or through its agents or employees.

     Section 7.02  Nature of Duties of Administrative Agent.  The
                   ----------------------------------------
Administrative Agent shall have no duties or responsibilities except those expressly set forth with respect to the Administrative Agent in this Agreement. Neither the Administrative Agent, nor any of its respective officers, directors, employees or agents shall be liable for any action taken or omitted by it as such hereunder or in connection herewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Administrative Agent shall be mechanical and administrative in nature; the Administrative Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender; and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Administrative Agent any obligations in respect of this Agreement except as expressly set forth herein.

     Section 7.03  Lack of Reliance on the Administrative Agent.
                   --------------------------------------------

          (a)  Independent Investigation.  Independently and without reliance
               -------------------------
     upon the Administrative Agent, each Lender, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Company in connection with the taking or not taking of any action in connection herewith, and (ii) its own appraisal of the creditworthiness of the Company, and, except as expressly provided in this Agreement, the Administrative Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the consummation of the transactions contemplated herein or at any time or times thereafter.

          (b)  Administrative Agent Not Responsible.  The Administrative Agent
               ------------------------------------
     shall not be responsible to any Lender or the Issuing Bank for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, collectibility, priority or sufficiency of this Agreement, the Notes, the Letters of Credit or the other Financing Documents or the financial condition of the Company or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement, the Notes or the other Financing Documents, or the financial condition of the Company, or the existence or possible existence of any Default or Event of Default.

     Section 7.04  Certain Rights of the Administrative Agent.  If the
                   ------------------------------------------
Administrative Agent shall request instructions from the Majority Lenders with respect to any act or action (including the failure to act) in connection with this Agreement, the Notes and the other Financing Documents, the Administrative Agent shall be entitled to refrain from such act or taking such action unless and until the Administrative Agent shall have received instructions from the Majority Lenders; and the Administrative Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting under this Agreement, the Notes and the other Financing Documents in accordance with the instructions of the Majority Lenders.

     Section 7.05  Reliance by Administrative Agent.  The Administrative Agent
                   --------------------------------
shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other documentary, teletransmission or telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper Person. The Administrative Agent may consult with legal counsel (including counsel for the Company), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

     Section 7.06  Indemnification of Administrative Agent.  To the extent the
                   ---------------------------------------
Administrative Agent is not reimbursed and indemnified by the Company, each Lender will reimburse and indemnify the Administrative Agent as applicable, in proportion to its Percentage Share, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in performing its duties hereunder, in any way relating to or arising out of this Agreement and by reason of ordinary negligence of the Administrative Agent; provided that no Lender shall be liable to the
                      --------
Administrative Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from, as to the Administrative Agent, the Administrative Agent's gross negligence or willful misconduct.

     Section 7.07  The Administrative Agent in its Individual Capacity.  With
                   ---------------------------------------------------
respect to their obligations under this Agreement, the Loans made by it and the Notes issued to it, the Administrative Agent shall have the same rights and powers hereunder as any other Lender or holder of a Note and may exercise the same as though it were not performing the duties, if any, specified herein; and the terms "Lenders," "Majority Lenders," "holders of Notes" or any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust, financial advisory or other business with the Company or any affiliate of the Company as if it were not performing the duties, if any, specified herein, and may accept fees and other consideration from the Company for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.

     Section 7.08  May Treat Lender as Owner.  The Administrative Agent and the
                   -------------------------
Company may deem and treat each Lender as the owner of such Lender's Note for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Administrative Agent. Any request, authority or consent of any Person who at the time of making such request or giving such authority or consent is the owner of a Note shall be conclusive and binding on any subsequent owner, transferee or assignee of such Note or any promissory note or notes issued in exchange therefor.

     Section 7.09  Successor Administrative Agent.
                   ------------------------------

          (a)  Administrative Agent Resignation.  The Administrative Agent may
               --------------------------------
     resign at any time by giving written notice thereof to the Lenders, the Issuing Bank and the Company and may be removed at any time with or without cause by the Majority Lenders. Upon any such resignation or removal, the Majority Lenders shall have the right, subject to the reasonable approval of the Company so long as no Event of Default then exists, to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Majority Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving of notice of resignation or the Majority Lenders' removal of the retiring Administrative Agent, then, upon five days' notice to the Company, the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a bank which maintains an office in the United States, or a commercial bank organized under the laws of the United States of America or of any State thereof, or any Affiliate of such bank, having a combined capital and surplus of at least $250,000,000.

          (b)  Rights, Powers, etc.  Upon the acceptance of any appointment as
               -------------------
     Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

                                 ARTICLE VIII
                                 ------------

                                 MISCELLANEOUS
                                 -------------

     Section 8.01  Notices.  All notices, requests and other communications to
                   -------
any party hereunder shall be in writing (including, telecopy or similar teletransmission or writing) and shall be given to such party at its address or telecopy number set forth on the signature pages hereof or such other address or telecopy number as such party may hereafter specify by notice to the Administrative Agent and the Company. Each such notice, request or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, or (ii) if given by any other means (including, but not limited to, by air courier), when delivered at the address specified in this Section; provided that notices to the Administrative Agent shall not be effective until received.

     Section 8.02  Amendments, etc.  Any provision of this Agreement or any
                   ---------------
other Financing Document may be amended, modified or waived with the Company's and the Majority Lenders' prior written consent; provided that (a) no amendment, modification or waiver which (i) extends the due date or maturity of the Loans, any mandatory prepayment or the Maturity Date, (ii) except as otherwise contemplated herein or in one of the other Financing Documents, releases any material portion of the Collateral, (iii) reduces the principal of or interest rate applicable to the Loans or the fees or other amounts payable to the Lenders hereunder or under any other Financing Document, (iv) releases the Company or any Restricted Subsidiary from its respective obligation to pay principal or interest on the Loans, (v) waives, forgives, defers, extends or postpones any payment of Lender Indebtedness including interest, fees or any other amount required hereunder or under any other Financing Document, (vi) permanently waives any material (in the Administrative Agent's reasonable judgment) condition precedent for the initial Loan hereunder, (vii) affects this Section
8.02 or Section 8.04, or (viii) modifies the definition of "Majority Lenders" or "Required Lenders," shall be effective without consent of all Lenders; (b) no amendment, modification or waiver which increases the Commitment of any Lender shall be effective without the consent of such Lender; (c) no amendment, modification or waiver which modifies the rights, duties or obligations of the Administrative Agent shall be effective without the consent of the Administrative Agent; and (d) no amendment, modification or waiver which modifies the rights, duties or obligations of the Issuing Bank shall be effective without the consent of the Issuing Bank. Notwithstanding anything in this Section to the contrary, unless instructed to the contrary by the Majority Lenders, the Issuing Bank shall extend each Letter of Credit prior to any expiration date thereof pursuant to the terms of such Letter of Credit or its related Application if a failure to so extend such Letter of Credit would result in entitling the beneficiary thereof to draw thereon.

     Section 8.03  No Waiver; Remedies Cumulative.  No failure or delay on the
                   ------------------------------
part of the Company or the Administrative Agent or any Lender or any holder of any Note in exercising any right or remedy under this Agreement or any other Financing Document and no course of dealing between the Company and the Administrative Agent or any Lender or any holder of any Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy under the Notes, this Agreement or any other Financing Document preclude any other or further exercise thereof or the exercise of any other right or remedy under the Notes, this Agreement or any other Financing Document. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Company, the Administrative Agent or any Lender would otherwise have. No notice to or demand on the Company not required under the Notes, this Agreement or any other Financing Document in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent or the Lenders to any other or further action in any circumstances without notice or demand.

     Section 8.04  Payment of Expenses, Indemnities, etc.  The Company agrees
                   -------------------------------------
to (and shall be liable for):

          (a)  Expenses. Whether or not the transactions hereby contemplated are
               --------
     consummated, pay all reasonable out-of-pocket costs and expenses of the Administrative Agent and the Issuing Bank in the administration (both before and after the execution hereof and including advice of counsel as to the rights and duties of the Administrative Agent and the Lenders with respect thereto) of, and in connection with the preparation, execution and delivery of, recording or filing of, preservation of rights under, enforcement of, and, after a Default, refinancing, renegotiation or restructuring of, this Agreement, the Notes, and the other Financing Documents and any amendment, waiver or consent relating thereto (including, but not limited to, the reasonable fees and disbursements of counsel for the Administrative Agent and in the case of enforcement for any of the Lenders) and promptly reimburse the Administrative Agent for all amounts expended, advanced, or incurred by the Administrative Agent or the Lenders to satisfy any obligation of the Company or its Restricted Subsidiaries under this Agreement or any other related Financing Document;

          (b)  Indemnification.  Indemnify the Administrative Agent, the Issuing
               ---------------
     Bank and each Lender, each of their respective officers, directors, employees, representatives, agents and Affiliates from, hold each of them harmless against, and promptly upon demand pay or reimburse each of them for, any and all actions, suits, proceedings (including any investigations, litigation or inquiries), claims, costs, losses, liabilities, damages or expenses of any kind or nature whatsoever which may be incurred by or asserted against or involve any of them (whether or not any of them is designated a party thereto) as a result of, arising out of or in any way related to (i) any actual or proposed use by the Company or any Subsidiary of the Company of the proceeds of any of the Loans; or (ii) any other aspect of this Agreement, the Notes, and the Financing Documents, including but not limited to the reasonable fees and disbursements of counsel and all other expenses incurred in connection with investigating, defending or preparing to defend any such action, suit, proceeding (including any investigations, litigation or inquiries) or claim, and including all actions, suits, proceedings (including any investigations, litigation or inquiries), claims, costs, losses, liabilities, damages or expenses arising by reason of ordinary negligence of any of the Administrative Agent, the Issuing Bank and each Lender, each of their respective officers, directors, employees, representatives, agents and Affiliates; provided, however, the
                                                        --------  -------
     provisions of this Section 8.04(b) shall not apply to any action, suits, proceedings, claims, costs, losses, liabilities, damages, or expenses to the extent, but only to the extent, caused by the gross negligence or willful misconduct of the party seeking indemnification;

          (c)  Environmental Indemnification.  Indemnify and hold harmless from
               -----------------------------
     time to time the Administrative Agent, the Issuing Bank and the Lenders, and the respective directors, officers, counsel, employees, agents, successors and assigns of each of the foregoing from and against any and all losses, claims, cost recovery actions, administrative orders or proceedings, damages and liabilities (which relate to or arise as a result of the Loans, the Letters of Credit or any Financing Document) to which any such Person may become subject and including any and all losses, claims, cost recovery actions, administrative orders or proceedings, damages and liabilities (which relate to or arise as a result of the Loans, the Letters of Credit or any Financing Document) arising by reason of the ordinary negligence of the Administrative Agent, the Issuing Bank and the Lenders, and the respective directors, officers, counsel, employees, agents, successors and assigns of each of the foregoing (1) under any Environmental Law applicable to the Company or any of its Subsidiaries or any of their respective Properties, including without limitation, the treatment or disposal of Hazardous Substances on any of their respective Properties, (2) as a result of the breach or non-compliance by the Company or any of its Subsidiaries with any Environmental Law applicable to the Company or any of its Subsidiaries, (3) due to past ownership by the Company or any of its Subsidiaries of any of their respective Properties or past activity on any of their respective Properties or past activity on any of their respective Properties which, though lawful and fully permissible at the time, could result in present liability, (4) the presence, use, release, storage, treatment or disposal of Hazardous Substances on or at any of the Properties prior to or during the period owned by the Company or operated by the Company or any of its Subsidiaries, or (5) any other environmental, health or safety condition in connection with this Agreement, the Notes or any other Financing Document; provided, however, no indemnity shall be
                                   -----------------
     afforded under this Section 8.04(c) in respect of any Property for any occurrence arising solely and directly from the acts or omissions of the Administrative Agent or any Lender during the period after which such Person, its successors or assigns shall have obtained possession of such Property (whether by foreclosure or deed in lieu of foreclosure, as mortgagee-in-possession or otherwise); and

          (d)  Environmental Waiver.  Without limiting the foregoing provisions,
               --------------------
     the Company does hereby waive, release and covenant not to bring against any of the Persons identified in this Section 8.04 any demand, claim, cost recovery action or lawsuit which the Company may now or hereafter have or accrue (which relate to or arise as a result of the Loans, the Letters of Credit or any Financing Document) arising from (1) any Environmental Law now or hereafter enacted (including those applicable to the Company or any of its Subsidiaries) except to the extent the acts or omissions of any such person or their respective successors and assigns are the direct cause of the circumstances giving rise to such demand, cost recovery action or lawsuit, (2) the presence, use, release, storage, treatment or disposal of Hazardous Substances on or at any of the Properties prior to or during the period owned by the Company or operated by the Company or any of its Subsidiaries, or (3) the breach or non-compliance by the Company with any Environmental Law or environmental covenant applicable to the Company or any of its Subsidiaries, except to the extent the acts or omissions of such Person, its successors and assigns are the direct cause of the circumstances giving rise to such demand, claim, cost recovery action or lawsuit.

If and to the extent that the obligations of the Company under this Section are unenforceable for any reason, the Company hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law. The Company's obligations under this Section shall survive any termination of this Agreement and the payment of the Notes.

     Section 8.05  Right of Setoff.  In addition to and not in limitation of
                   ---------------
all rights of offset that any Lender or the Issuing Bank may have under applicable law, each Lender or other holder of a Note, or any other Lender Indebtedness shall, upon the occurrence of any Event of Default and at any time during the continuance thereof and whether or not such Lender, the Issuing Bank or such holder has made any demand, have the right at any time and from time to time, without notice to the Company (any such notice being expressly waived by the Company) to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by any Lender or the Issuing Bank to or for the credit or the account of the Company against any and all of the Lender Indebtedness then outstanding.

     Section 8.06  Benefit of Agreement.
                   --------------------

          (a)  Benefit of Parties.  The Notes, this Agreement and the other
               ------------------
     Financing Documents shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, provided that the Company may not assign or transfer any of its interest hereunder or thereunder without the prior written consent of the Lenders. In the event that any Lender sells participations in the Notes or other Lender Indebtedness of the Company incurred or to be incurred pursuant to this Agreement, to other banks or entities, each of such other banks or entities shall, to the maximum extent permitted by law, have the rights of set-off against such Lender Indebtedness and similar rights or Liens to the same extent as may be available to the Administrative Agent or the Lenders.

          (b)  Branch Offices, Affiliates.  Any Lender may make, carry or
               --------------------------
     transfer Loans at, to or for the account of, any of its branch offices or the office of an Affiliate of such Lender.

     Section 8.07  Assignments and Participations.
                   ------------------------------

          (a)  No Company Assignments. The Company may not assign its rights and
               ----------------------
     obligations hereunder or under the Notes.

          (b)  Assignment by Lenders.  Each Lender may, upon the written consent
               ---------------------
     of the Administrative Agent and, so long as no Event of Default exists, the Company (which consents shall not be unreasonably withheld), assign to one or more Eligible Transferees all or a portion of its rights and obligations under this Agreement pursuant to an Assignment and Acceptance Agreement substantially in the form of Exhibit D (an "Assignment and Acceptance")
                                                 -------------------------
     provided, however, that (i) any such assignment shall be in the aggregate
     --------  -------
     amount of at least $10,000,000 or such lesser amount to which the Company has consented (or if the aggregate amount of any Lender's Loans and Commitments is less than $10,000,000, then the entire amount of such Lender's Loans and Commitments), and (ii) the assignee shall pay to the Administrative Agent a processing and recordation fee of $2,500. Any such assignment will become effective upon the recording by the Administrative Agent of such assignment in the Register of the resultant effects thereof on the Commitment of the assignor and assignee, and the principal amount outstanding of the Loans owed to the assignor and assignee, the Administrative Agent hereby agreeing to effect such recordation no later than five Business Days after its receipt of an Assignment and Acceptance executed by all parties thereto. Promptly after receipt of an Assignment and Acceptance executed by all parties thereto, the Administrative Agent shall send to the Company a copy of such executed Assignment and Acceptance. Upon receipt of such executed Assignment and Acceptance, the Company, will, at its own expense, execute and deliver new Notes to the assignor and/or assignee, as appropriate, in accordance with their respective interests as they appear on the Register, whereupon the Administrative Agent shall redeliver the Note being assigned, as received from the Assignor, to the Company. Upon the effectiveness of any assignment pursuant to this subsection, the assignee shall be deemed automatically to have become a party hereto, if not already a party hereto, and shall become a "Lender," if not already a "Lender," for all purposes of this Agreement and the other Financing Documents. The assignor shall be relieved of its obligations hereunder to the extent of such assignment (and if the assigning Lender no longer holds any rights or obligations under this Agreement, such assigning Lender shall cease to be a "Lender" hereunder). The Administrative Agent will prepare on the last Business Day of each month during which an assignment has become effective pursuant to this subsection a new schedule giving effect to all such assignments effected during such month, and will promptly provide the same to the Company, the Issuing Bank and each of the Lenders.

          (c)  Participations.  Each Lender may transfer, grant or assign
               --------------
     participations in all or any part of such Lender's interests hereunder pursuant to this subsection to any Person, provided that: (i) such Lender
                                                --------
     shall remain a "Lender" for all purposes of this Agreement and the transferee of such participation shall not constitute a "Lender" hereunder; and (ii) no participant under any such participation shall have rights under this Agreement to approve any amendment to or waiver of this Agreement, the Notes or any Financing Document. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the Financing Documents (the participant's rights against the granting Lender in respect of such participation to be those set forth in the agreement with such Lender creating such participation), and all amounts payable by the Company hereunder shall be determined as if such Lender had not sold such participation. In addition, each agreement creating any participation must include an agreement by the participant to be bound by the provisions of Section 8.14. Notwithstanding anything in this Section 8.07(c) to the contrary, the purchase by each Lender of a participation in the Letters of Credit on the Effective Date and any subsequent assignment of all or any part of any such Lender's Percentage Share in any Letter of Credit and its related LC Liabilities pursuant to
     Section 8.07(b) shall not be considered a participation pursuant to this
     Section 8.07(c).

          (d)  Registration Statements; Blue Sky Laws. Notwithstanding any other
               --------------------------------------
     provisions of this Section 8.07, no transfer or assignment of the interests or obligations of any Lender hereunder or any grant of participations therein shall be permitted if such transfer, assignment or grant would require the Company or any Restricted Subsidiary to file a registration statement with the Securities and Exchange Commission or to qualify the Loans under the "Blue Sky" laws of any state.

          (e)  Certain Representations.  Each Lender initially party to this
               -----------------------
     Agreement hereby represents, and each Person that becomes a Lender pursuant to an assignment permitted by subsection (b) above will, upon its becoming party to this Agreement, represent that it is an Eligible Transferee, and that it will make or acquire Loans only for its own account in the ordinary course of its business; provided, however, that subject to the preceding
                             --------  -------
     Sections 8.07(b) through (d), the disposition of any promissory notes or other evidences of or interests in Lender Indebtedness held by such Lender shall at all times be within its exclusive control.

          (f)  Assignees Treated as Lenders.  The entries in the Register shall
               ----------------------------
     be conclusive in the absence of manifest error and the Company, the Administrative Agent, the Issuing Bank and the Lenders may treat each person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement and the other Financing Documents. The Register shall be available for inspection by the Company and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

          (g) Notwithstanding anything in this Section 8.07 to the contrary, any Lender may, without the consent of the Company, assign and pledge all or any of its Notes to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any operating circular issued by such Federal Reserve System and/or such Federal Reserve Bank. No such assignment and/or pledge shall release the assigning and/or pledging Lender from its obligations hereunder.

     Section 8.08  Governing Law; Submission to Jurisdiction; Etc.
                   ----------------------------------------------

          (a)  Governing Law.  This Agreement and the rights and obligations of
               -------------
     the parties hereunder and under the Notes shall be construed in accordance with and be governed by the laws of the State of Texas and to the extent controlling, laws of the United States of America.

          (b)  Submission to Jurisdiction.  Any legal action or proceeding with
               --------------------------
     respect to this Agreement, the Notes or the other Financing Documents may be brought in the courts of the State of Texas or of the United States of America for the Southern District of Texas, and, by execution and delivery of this Agreement, the Company hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The company hereby irrevocably waives any objection, including, but not limited to, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter
                             ----- --- ----------
     have to the bringing of any such action or proceeding in such respective jurisdictions.

          (c)  Service of Process.  Nothing herein shall affect the right of the
               ------------------
     Administrative Agent or any Lender or any holder of a Note to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction.

     Section 8.09  Independent Nature of Lenders' Rights.  The amounts payable
                   -------------------------------------
at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights arising out of this Agreement, and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

     Section 8.10  Invalidity.  In the event that any one or more of the
                   ----------
provisions contained in the Notes, this Agreement or in any other Financing Document shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of the Notes, this Agreement or any other Financing Document.

     Section 8.11  Survival of Agreements.  All representations and warranties
                   ----------------------
of the Company or its Subsidiaries or any other Person herein or in the other Financing Documents, and all covenants and agreements herein not fully performed before the Effective Date, shall survive such date or dates.

     Section 8.12  Interest.  It is the intention of the parties hereto to
                   --------
conform strictly to usury laws applicable to the Administrative Agent, the Issuing Bank and the Lenders (collectively, the "Financing Parties") and the
                                                 -----------------
Transactions. Accordingly, if the Transactions would be usurious as to any Financing Party under laws applicable to it, then, notwithstanding anything to the contrary in the Notes, this Agreement or in any other Financing Document or agreement entered into in connection with the Transactions or as security for the Notes, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under law applicable to any Financing Party that is contracted for, taken, reserved, charged or received by such Financing Party under the Notes, this Agreement or under any of such other Financing Documents or agreements or otherwise in connection with the Transactions shall under no circumstances exceed the maximum amount allowed by such applicable law, (ii) in the event that the maturity of the Notes is accelerated for any reason, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to any Financing Party may never include more than the maximum amount allowed by such applicable law, and (iii) excess interest, if any, provided for in this Agreement or otherwise in connection with the Transactions shall be cancelled automatically by such Financing Party and, if theretofore paid, shall be credited by such Financing Party on the principal amount of such Financing Party's Indebtedness (or, to the extent that the principal amount of such Financing Party's Indebtedness shall have been or would thereby be paid in full, refunded by such Financing Party to the Company). The right to accelerate the maturity of the Notes does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and the Financing Parties do not intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to the Financing Parties for the use, forbearance or detention of sums included in the Lender Indebtedness shall, to the extent permitted by law applicable to such Financing Party, be amortized, prorated, allocated and spread throughout the full term of the Notes until payment in full so that the rate or amount of interest on account of the Lender Indebtedness does not exceed the applicable usury ceiling, if any. As used in this Section, the terms "applicable law" or "laws applicable to any Financing Party" means the law of
---------------      --------------------------------------
any jurisdiction whose laws may be mandatorily applicable notwithstanding other provisions of this Agreement, or law of the United States of America applicable to any Financing Party and the Transactions which would permit such Financing Party to contract for, charge, take, reserve or receive a greater amount of interest than under such jurisdiction's law. To the extent that Chapter 303 of the Texas Finance Code is relevant to any Financing Party for the purpose of determining the Highest Lawful Rate, such Financing Party hereby elects to determine the applicable rate ceiling under such Chapter by the weekly rate ceiling from time to time in effect, subject to such Financing Party's right subsequently to change such method in accordance with applicable law.

     Section 8.13  Confidential Information.  The Administrative Agent and each
                   ------------------------
Lender agree that all documentation and other information made available by the Company or its Subsidiaries to the Administrative Agent or such Lender under the terms of this Agreement or any other Financing Document shall (except to the extent such documentation or other information is publicly available or hereafter becomes publicly available other than by action of the Administrative Agent or such Lender, or was theretofore known or hereinafter becomes known to the Administrative Agent or such Lender independent of any disclosure thereto by the Company or its Subsidiaries) be held in the strictest confidence by the Administrative Agent or such Lender and used solely in the administration and enforcement of the Loans from time to time outstanding from such Lender to the Company and in the prosecution of defense of legal proceedings arising in connection herewith; provided that (i) the Administrative Agent or such Lender may disclose documentation and information to the Administrative Agent and/or to any other Lender which is a party to this Agreement or any Affiliates thereof and (ii) the Administrative Agent or such Lender may disclose such documentation or other information to any other bank or other Person to which such Lender sells or proposes to make an assignment or sell a participation in its Loans hereunder if such other bank or Person, prior to such disclosure, agrees in writing to be bound by the terms of this Section 8.13. Notwithstanding the foregoing, nothing contained herein shall be construed to prevent the Administrative Agent or a Lender from (a) making disclosure of any information
(i) if required to do so by applicable law or regulation or accepted banking practice, (ii) to any governmental agency or regulatory body having or claiming to have authority to regulate or oversee any aspect of such Lender's business or that of such Lender's corporate parent or affiliates in connection with the exercise of such authority or claimed authority, (iii) pursuant to any subpoena or if otherwise compelled in connection with any litigation or administrative proceeding, and such Lender will provide notice thereof to the Company prior to such disclosure being made; provided, however, such Lender shall have no
                            --------  -------
liability to the Company or any other Person for failure to provide such notice,
(iv) to correct any false or misleading information which may become public concerning such Person's relationship to the Company, or (v) to the extent the Administrative Agent or such Lender or its counsel deems necessary or appropriate to effect or preserve its security for any Lender Indebtedness or, during the continuation of an Event of Default, to enforce any remedy provided in the Financing Documents, the Notes or this Agreement or otherwise available by law; or (b) making, on a confidential basis, such disclosures as such Lender reasonably deems necessary or appropriate to its legal counsel or accountants (including outside auditors). If the Administrative Agent or such Lender is compelled to disclose such confidential information in a proceeding requesting such disclosure, the Administrative Agent or such Lender shall seek to obtain assurance that such confidential treatment will be accorded such information; provided, however, that the Lender shall have no liability for the failure to obtain such treatment.

     Section 8.14  Entire Agreement.  The Notes, this Agreement and the other
                   ----------------
Financing Documents embody the entire agreement and understanding between the Administrative Agent, the Issuing Bank or the Lenders and the other respective parties hereto and thereto and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof and may not be contradicted by evidence of prior, contemporaneous or subsequent agreements of the parties. There are no unwritten oral agreements between the parties.

     Section 8.15  Attachments.  The exhibits, schedules and annexes attached
                   -----------
to this Agreement are incorporated herein and shall be considered a part of this Agreement for the purposes stated herein, except that in the event of any conflict between any of the provisions of such exhibits and the provisions of this Agreement, the provisions of this Agreement shall prevail.

     Section 8.16  Counterparts.  This Agreement may be executed in any number
                   ------------
of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same instrument.

     Section 8.17  Survival of Indemnities.  The Company's obligations under
                   -----------------------
Sections 2.16, 2.18, 2.21 and 8.04 shall survive the payment in full of the Loans and the LC Liabilities.

     Section 8.18  Headings Descriptive.  The headings of the several sections
                   --------------------
and subsections of this Agreement, and the Table of Contents, are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

     Section 8.19  Satisfaction Requirement.  If any agreement, certificate,
                   ------------------------
instrument or other writing, or any action taken or to be taken, is by the terms of this Agreement required to be satisfactory to any party, the determination of such satisfaction shall be made by such party in its sole and exclusive judgment exercised reasonably and in good faith.

     Section 8.20  Effectiveness.  This Agreement shall not be effective until
                   -------------
executed by all signatories hereto and delivered to the Administrative Agent in the State of Texas and accepted by the Administrative Agent in such state.

     Section 8.21  Conflict with Mortgage.  In the event of a conflict between
                   ----------------------
the terms of any Mortgage and the terms of this Agreement, the terms of this Agreement shall control.

     Section 8.22  Exculpation Provisions.  Each of the parties hereto
                   -----------------------
specifically agrees that it has a duty to read this Agreement and the other Financing Documents and agrees that it is charged with notice and knowledge of the terms of this Agreement and the other Financing Documents; that it has in fact read this Agreement and is fully informed and has full notice and knowledge of the terms, conditions and effects of this Agreement; that it has been represented by legal counsel of its choice throughout the negotiations preceding its execution of this Agreement and the other Financing Documents; and has received the advice of its attorneys in entering into this Agreement and the other Financing Documents; and that it recognizes that certain of the terms of this Agreement and the other

Financing Documents result in one party assuming the liability inherent in some aspects of the transaction and relieving the other party of its responsibility for such liability. Each party hereto agrees and covenants that it will not contest the validity or enforceability of any exculpatory provision of this Agreement and the other Financing Documents on the basis that the party had no notice or knowledge of such provision or that the provision is not "conspicuous."

     Section 8.23  Renewal, Extension or Rearrangement.  This Agreement
                   -----------------------------------
restates and amends in its entirety, effective as of the Effective Date, the Prior Credit Agreement. The Notes are given, in part, to renew, rearrange and modify the indebtedness heretofore evidenced by the Prior Notes issued, executed and delivered under the Prior Credit Agreement, assumed by the Company pursuant to the Assumption Agreement. Pursuant to its Guaranty Agreement, TRLP shall remain obligated for the indebtedness, obligations and liabilities assumed by the Company pursuant to the Assumption Agreement. Effective as of the Effective Date, references to the Prior Credit Agreement and the notes issued thereunder in the Mortgage and in the other "Financing Documents" referred to in the Prior Credit Agreement shall refer to this Agreement and to the Notes. All provisions of this Agreement and of any other Financing Documents relating to the Notes or other Lender Indebtedness shall hereafter apply with equal force and effect to each and all promissory notes hereafter executed which in whole or in part represent a renewal, extension for any period, increase or rearrangement of any part of the Lender Indebtedness originally represented by the Notes, or of any part of such other Lender Indebtedness.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the date first above written.

COMPANY                           TITAN EXPLORATION, INC.,
-------                           a Delaware corporation




                                  By: /s/ John L. Benfatti
                                     -------------------------------------------
                                  Name: John L. Benfatti
                                  Title:Vice President - Accounting & Controller
                                  Address:

                                     500 West Texas, Suite 500
                                     Midland, Texas 79701
                                     Attention:  Jack D. Hightower
                                     Telephone No.:  915/498-8600
                                     Telecopier No.:  915/687-3863

                                  with copy to:

                                     Thompson & Knight, P.C.
                                     1700 Pacific Ave., Suite 3300
                                     Dallas, Texas  75201
                                     Attention:  John W. Rain
                                     Telephone No.:  214/969-1644
                                     Telecopier No.:  214/969-1751



                             [Signature Page - 1]

ADMINISTRATIVE AGENTS, ISSUING
------------------------------
BANK AND THE LENDERS:           CHASE BANK OF TEXAS, NATIONAL
--------------------              ASSOCIATION
                                Individually, as Issuing Bank and as
                                Administrative Agent


                                By: /s/ Robert C. Mertensotto
                                   ---------------------------------------------
                                Name: Robert C. Mertensotto
                                Title: Managing Director
                                Lending Office for Base Rate Loans, Eurodollar Loans and Address for Notice:

                                     Chase Bank of Texas, N.A.
                                     One Chase Manhattan Plaza, 8th Floor
                                     New York, NY  10081
                                     Telephone No.:  212/552-7943
                                     Telecopier No.:  212/552-7490
                                     Attention: Muniram Appanna
                                              Agency Services

                                with copy to:

                                     Chase Securities Inc.
                                     707 Travis Street, 5N86
                                     Houston, Texas  77002
                                     Telephone No.:  713/216-4147
                                     Telecopier No.:  713/216-4117
                                     Attention:  Robert C. Mertensotto


                             [Signature Page - 2]

                                FIRST UNION NATIONAL BANK,
                                Individually and as Documentation Agent


                                By: /s/ Robert R. Wetteroff
                                   ---------------------------------------------
                                Name: Robert R. Wetteroff
                                Title: Senior Vice President

                                Lending Office for Base Rate Loans and
                                Eurodollar Loans:

                                     301 South College Street
                                     Charlotte, North Carolina  28288
                                     Telephone No.:  704/374-6860
                                     Telecopier No.:  704/374-4092
                                     Attention:  Ms. Vicki Crispens

                                Address for Notice:

                                    c/o First Union Corporation
                                    1001 Fannin Street, Suite 2255
                                    Houston, Texas  77002-6709
                                    Telephone No.:  713/650-0452
                                    Telecopier No.:  713/650-6354
                                    Attention:  Jay M. Chernosky


                             [Signature Page - 3]

                                MORGAN GUARANTY TRUST COMPANY
                                OF NEW YORK, Individually and as
                                Syndication Agent


                                By: /s/ Julia B. Dennis
                                   ---------------------------------------------
                                Name: Julia B. Dennis
                                Title: Vice President

                                Lending Office for Base Rate Loans, Eurodollar Loans and Address for Notice:

                                    60 Wall Street
                                    New York, New York  10260
                                    Telephone No.:  212/648-7181
                                    Telecopier No.:  212/648-5023
                                    Attention:  Philip McNeal


                             [Signature Page - 4]

                                CREDIT LYONNAIS NEW YORK BRANCH


                                By: /s/ Philippe Soustra
                                   ---------------------------------------------
                                Name: Philippe Soustra
                                Title: Senior Vice President

                                Lending Office for Base Rate Loans
                                and Eurodollar Loans:

                                     1301 Avenue of the Americas
                                     New York, New York  10019

                                Address for Notice:

                                     c/o Credit Lyonnais
                                     Houston Representative Office
                                     1000 Louisiana, Suite 5360
                                     Houston, Texas  77002
                                     Telephone No.:  713/753-8705
                                     Telecopier No.:  713/751-0307 or
                                                     713/751-0421
                                     Attention:  John M. Falbo


                             [Signature Page - 5]

                                BANK ONE, TEXAS, N.A.


                                By: /s/ W.M. Mark Cranmer
                                   ---------------------------------------------
                                Name: W.M. Mark Cranmer
                                Title: Vice President

                                Lending Office for Base Rate
                                Loans and Eurodollar Loans:

                                     1717 Main Street
                                     Dallas, Texas  75201

                                Address for Notice:

                                     1717 Main Street, 4BOC
                                     Dallas, Texas  75201
                                     Telephone No.:  214/290-2212
                                     Telecopier No.:  214/290-2627
                                     Attention:  Mark Cramer


                             [Signature Paqe - 6]

                                PARIBAS


                                By: /s/ Brian M. Malone
                                   ---------------------------------------------
                                Name: Brian M. Malone
                                Title: Director
                                By: /s/ Betsy R. Jocher
                                   ---------------------------------------------
                                Name: Betsy R. Jocher
                                Title: Assistant Vice President


                                Lending Office for Base Rate Loans, Eurodollar Loans and Address for Notice:

                                     1200 Smith Street, Suite 3100
                                     Houston, Texas  77002
                                     Telephone No.: 713/659-4811
                                     Telecopier No.: 713/659-6915
                                     Attention:  Brian Malone


                             [Signature Page - 7]

                                UNION BANK OF CALIFORNIA, N.A.


                                By: /s/ Randy Osterberg
                                   ---------------------------------------------
                                Name: Randy Osterberg
                                Title: Vice President


                                By: /s/ Gary Shekerjian
                                   ---------------------------------------------
                                Name: Gary Shekerjian
                                Title: Assistant Vice President


                                Lending Office for Base Rate Loans, Eurodollar Loans and Address for Notice:

                                     4200 Lincoln Plaza
                                     500 North Akard
                                     Dallas, Texas  75201
                                     Telephone No.:  214/922-4200
                                     Telecopier No.:  214/922-4209
                                     Attention: Gary Shekerjian